BLDG: Quantum 6
                                                    OWNER: 500
                                                    PROP: 225
                                                    UNIT: 1
                                                    TENANT: 22501

                                LEASE AGREEMENT

THIS LEASE, made this 16th day of April, 1997 between JOHN ARRILLAGA, Trustee, or his Successor Trustee, UTA dated 7/20/77 (JOHN ARRILLAGA SURVIVOR'S TRUST) as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee, UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended ____________________________________________, hereinafter called Landlord, and
QUANTUM CORPORATION, a Delaware corporation, hereinafter called Tenant.

                                  WITNESSETH:

Landlord hereby leases to Tenant and Tenant hereby hires and takes from Landlord those certain premises (the "Premises") outlined in red on Exhibit "A", attached hereto and incorporated herein by this reference thereto more particularly described as follows:

All of that land containing approximately 9.56+/- acres and that certain 182,355+/- square foot two-story building ("Building 6") and parking appurtenant thereto, to be constructed and installed by Landlord as shown within the area outlined in Green on Exhibit A to be located on Sumac Drive, Milpitas, California, 95035. Said Premises is more particularly shown within the area outlined in Red in Exhibit A attached hereto and incorporated herein by this reference. The interior of the Leased Premises shall be improved by Landlord in the configuration as shown in Red on Exhibit B to be attached hereto and incorporated herein by this reference. The building shell shall be constructed in accordance with the shell and site improvement specifications set forth on Exhibit A, and the general building elevation set forth on Exhibit A.

  The word "Premises" as used throughout this lease is hereby defined to include the Hetch-Hetchy Land as described in Paragraph 49, the nonexclusive use of landscaped areas, sidewalks and driveways in front of or adjacent to the Premises, and the nonexclusive use of the area directly underneath or over such sidewalks and driveways. The gross leasable area of the building shall be measured from outside of exterior walls to outside of exterior walls, and shall include any atriums, covered entrances or egresses and covered loading areas.

  Said letting and hiring is upon and subject to the terms, covenants and conditions hereinafter set forth and Tenant covenants as a material part of the consideration for this Lease to perform and observe each and all of said terms, covenants and conditions. This Lease is made upon the conditions of such performance and observance.

1. USE Tenant shall use the Premises only in conformance with applicable governmental laws, regulations, rules and ordinances for the purpose of office, sales and R&D, and related uses necessary for the use of Tenant or any approved assignee or subtenant to conduct its business providing any and all uses of the Premises shall be subject to and in conformance with all governmental laws and ordinances, and for no other purpose without Landlord's prior written consent, Tenant shall not do or permit to be done in or about the Premises nor bring or keep or permit to be brought or kept in or about the Premises anything which is prohibited by or will in any way increase the existing rate of (or otherwise affect) fire or any insurance covering the Premises or any part thereof, or any of its contents without the prior written consent of Landlord, and provided Tenant bears any cost related to such increased rate, or will cause a cancellation of any insurance covering the Premises or any part thereof, or any of its contents. Tenant shall not do or permit to be done anything in, on or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Premises or neighboring premises or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. No sale by auction shall be permitted on the Premises. Tenant shall not place any loads upon the floors, walls, or ceiling which endanger the structure, or place any harmful fluids or other materials in the drainage system of the building, or overload existing electrical or other mechanical systems. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises or outside of the building in which the Premises are a part, except in trash containers placed inside exterior enclosures designated by Landlord for that purpose or inside of the building proper where designated by Landlord. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain outside the Premises. Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall which may appear unsightly from outside the Premises. No loudspeaker or other device, system or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant shall indemnify, defend and hold Landlord harmless against any loss, expense, damage, reasonable attorneys' fees, or liability arising out of failure of Tenant to comply with any applicable law that governs Tenant's use of the Premises. Tenant shall comply with any covenant, condition, or restriction ("CC&R's") affecting the Premises. The Provisions of this paragraph are for the benefit of Landlord only and shall not be construed to be for the benefit of any tenant or occupant of the Premises.

2. TERM AND COMMENCEMENT DATE OF LEASE: See Paragraph 40, 41 & 42 of this Lease.

3. POSSESSION If Landlord, for any reason whatsoever other than Landlord's default, cannot deliver possession of said premises to Tenant at the commencement of the said term, as hereinbefore specified, this Lease shall not be void or voidable; no obligation of Tenant shall be affected thereby; nor shall Landlord or Landlord's agents be liable to Tenant for any loss or damage resulting therefrom; but in that event the commencement and termination dates of the Lease, and all other dates affected thereby shall be revised to conform to the date of Landlord's delivery of possession, as specified in Paragraph 2B, above. The above is, however, subject to the provision that the period of delay of delivery of the Premises shall not exceed 180 days from the commencement date herein (except those delays caused by Acts of God, strikes, war, utilities, governmental bodies, weather, unavailable materials, and delays beyond Landlord's control shall be excluded in calculating such period) in which instance Tenant, at its option, may, by written notice to Landlord, terminate this Lease.

4. RENT
   A. Basic Rent. Tenant agrees to pay to Landlord at such place as Landlord may designate without deduction, offset, prior notice, or demand, and Landlord agrees to accept as Basic Rent for the leased Premises the total sum of the amount for the original Lease Term to be calculated pursuant to Paragraph 39.

   B. Time for Payment. Full monthly rent is due in advance on the first day of each calendar month. In the event that the term of this Lease commences on a date other than the first day of a calendar month, on the date of commencement of the term hereof Tenant shall pay to Landlord as rent for the period from such date of commencement to the first day of the next succeeding calendar month that proportion of the monthly rent hereunder which the number of days between such date of commencement and the first day of the next succeeding calendar month bears to thirty (30). In the event that the term of this Lease for any reason ends on a date other than the last day of a calendar month, on the first day of the last calendar month of the term hereof Tenant shall pay to Landlord as rent for the period from said first day of said last calendar month to and including the last day of the term hereof that proportion of the monthly rent hereunder which the number of days between said first day of said last calendar month and the last day of the term hereof bears to thirty (30).

   C. Late Charge. Notwithstanding any other provision of this Lease, if Tenant is in default in the payment of rental as set forth in this Paragraph 4 when due, or any part thereof, Tenant agrees to pay Landlord, in addition to the delinquent rental due, a late charge for each rental payment in default ten (10) days. Said late charge shall equal ten percent (10%) of each rental payment so in default.

   D. Additional Rent. Beginning with the commencement date of the term of thisease, Tenant shall pay to Landlord or to Landlord's designated agent in addition to the Basic Rent and as Additional Rent the following:

      (a) All Taxes  relating to the  Premises as set forth in  Paragraph 9, and

      (b) All insurance premiums relating to the Premises, as set forth in Paragraph 12, and

      (c) All charges, costs and expenses, which Tenant is required to pay hereunder, together with all interest and penalties, costs and expenses including reasonable attorneys' fees and legal expenses, that may accrue thereto in the event of Tenant's failure to pay such amounts, and all damages, reasonable costs and expenses which Landlord may incur by reason of default of Tenant or failure on Tenant's part to comply with the terms of this Lease. In the event of nonpayment by Tenant of Additional Rent, Landlord shall have all the rights and remedies with respect thereto as Landlord has for nonpayment of rent.

   The Additional Rent due hereunder shall be paid to Landlord or Landlord's agent (i) within five days for taxes and insurance and within thirty (30) days for all other Additional Rent items after presentation of invoice from Landlord or Landlord's agent setting forth such Additional rent and/or (ii) at the option of Landlord, Tenant shall pay to Landlord monthly, in advance, Tenant's prorata share of an amount estimated by Landlord to be Landlord's approximate average monthly expenditure for such Additional Rent items, which estimated amount shall be reconciled within 180 days of the end of each calendar year or more frequently if Landlord elects to do so at Landlord's sole and absolute discretion as compared to Landlord's actual expenditure for said Additional Rent items, with Tenant paying to Landlord, upon demand, any amount of actual expenses expended by Landlord in excess of said estimated amount, or Landlord crediting to Tenant's account (providing Tenant is not in default in the performance of any of the terms, covenants and conditions of this Lease, in which case such amount shall be held by Landlord as a credit for Tenant's account until such default has been cured) any amount of estimated payments made by Tenant in excess of Landlord's actual expenditures for said Additional Rent items.

   E. Fixed Management Fee. Beginning with the Commencement Date of the Term of this Lease, Tenant shall pay to Landlord, in addition to the Basic Rent and Additional Rent, a fixed monthly management fee ("Management Fee") equal to 1% of the Basic Rent due for each month during the Lease Term.

   The respective obligations of Landlord and Tenant under this paragraph shall survive the expiration or other termination of the term of this Lease, and if the term hereof shall expire or shall otherwise terminate on a day other than the last day of a calendar year, the actual Additional Rent incurred for the calendar year in which the term hereof expires or otherwise terminates shall be determined and settled on the basis of the statement of actual Additional Rent for such calendar year and shall be prorated in the proportion which the number of days in such calendar year preceding such expiration or termination bears to 365.

   F. Place of Payment of Rent and Additional Rent. All Basic Rent hereunder and all payments hereunder for Additional Rent shall be paid to Landlord at the office of Landlord at Peery/Arrillaga, File 1504, Box 60000, San Francisco, CA 94160 or to such other person or to such other place as Landlord may from time to time designate in writing.

   G. Security Deposit. Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum of SEVEN HUNDRED ELEVEN THOUSAND ONE HUNDRED EIGHTY FOUR AND 50/100 Dollars ($711,184.50). Said sum shall be held by Landlord as a Security Deposit for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent and any of the monetary sums due herewith, Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any other amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for

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any other  loss or  damage  which  Landlord  may  suffer  by reason of  Tenant's default. If any portion of said Deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in the amount sufficient to restore the Security Deposit to its original amount. Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such Deposit. If Tenant fully and faithfully performs every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term and after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said Deposit to Landlord's successor in interest whereupon Tenant agrees to release Landlord from liability for the return of such Deposit or the accounting therefor. See Paragraph 50

5. ACCEPTANCE AND SURRENDER OF PREMISES By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair and accepts the building and improvements included in the Premises in their present condition and without representation or warranty by Landlord as to the condition of such building or as to the use or occupancy which may be made thereof. Any exceptions to the foregoing must be by written agreement executed by Landlord and Tenant. Tenant agrees on the last day of the Lease term, or on the sooner termination of this Lease, to surrender the Premises promptly and peaceably to Landlord in good condition and repair (damage by Acts of God, fire, normal wear and tear excepted), with all interior walls cleaned so that they appear freshly painted, and repaired and replaced, if damaged; all floors cleaned and waxed; all carpets cleaned and shampooed; all broken, marred or nonconforming accoustical ceiling tiles replaced; all windows washed; the airconditioning and heating systems serviced by a reputable and licensed service firm and in good operating condition and repair; the plumbing and electrical systems and lighting in good order and repair, including replacement of any burned out or broken light bulbs or ballasts; the lawn and shrubs in good condition including the replacement of any dead or damaged plantings; the sidewalk, driveways and parking areas in good order, condition and repair; together with all alterations, additions, and improvements which may have been made in, to, or on the Premises (except moveable trade fixtures installed at the expense of Tenant) except that Tenant shall ascertain from Landlord within ninety (90) days before the end of the term of this Lease whether Landlord desires to have the Premises or any part or parts thereof restored to their condition and configuration as when the Premises were delivered to Tenant and if Landlord shall so desire, then Tenant shall restore said Premises or such part or parts thereof before the end of this Lease at Tenant's sole cost and expense. Tenant, on or before the end of the term or sooner termination of this Lease, shall remove all of Tenant's personal property and trade fixtures from the Premises, and all property not so removed on or before the end of the term or sooner termination of this Lease shall be deemed abandoned by Tenant and title to same shall thereupon pass to Landlord without compensation to Tenant. Landlord may, upon termination of this Lease, remove all moveable furniture and equipment so abandoned by Tenant, at Tenant's sole cost, and repair any damage caused by such removal at Tenant's sole cost. If the Premises be not surrendered at the end of the term or sooner termination of this Lease, Tenant shall indemnify Landlord against loss or liability resulting from the delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay. Nothing contained herein shall be construed as an extension of the term hereof or as a consent of Landlord to any holding over by Tenant. The voluntary or other surrender of this Lease or the Premises by Tenant or a mutual cancellation of this Lease shall not work as a merger and, at the option of Landlord, shall either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of all or any such subleases or subtenancies. See Paragraph 51

6. ALTERATIONS AND ADDITIONS Tenant shall not make, or suffer to be made, any alteration or addition to the Premises, or any part thereof, without the written consent of Landlord first had and obtained by Tenant (such consent not to be unreasonably withheld), but at the cost of Tenant, and any addition to, or alteration of, the Premises, except moveable furniture and trade fixtures, shall at once become a part of the Premises and belong to Landlord. Landlord reserves the right to approve all contractors and mechanics proposed by Tenant to make such alterations and additions. Tenant shall retain title to all moveable furniture and trade fixtures placed in the Premises. All heating, lighting, electrical, airconditioning, floor to ceiling partitioning, drapery, carpeting, and floor installations made by Tenant, together with all property that has become an integral part of the Premises, shall not be deemed trade fixtures. Tenant agrees that it will not proceed to make such alteration or additions, without having obtained consent from Landlord to do so, and until five (5) days from the receipt of such consent, in order that Landlord may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Tenant's improvements. Tenant will at all times permit such notices to be posted and to remain posted until the completion of work. Tenant shall, if required by Landlord, secure at Tenant's own cost and expense, a completion and lien indemnity bond, satisfactory to Landlord, for such work. Tenant further covenants and agrees that any mechanic's lien filed against the Premises for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after Tenant receives notice of the filing thereof, at the cost and expense of Tenant. Any exceptions to the foregoing must be made in writing and executed by both Landlord and Tenant. See Paragraph 51

7. TENANT MAINTENANCE Tenant shall, at its sole cost and expense, keep and maintain the Premises (including appurtenances) and every part thereof in a high standard of maintenance and repair, or replacement, and in good and sanitary condition. Tenant's maintenance and repair responsibilities herein referred to include, but are not limited to, janitorization, all windows (interior and exterior), window frames, plate glass and glazing (destroyed by accident or act of third parties), truck doors, plumbing systems (such as water and drain lines, sinks, toilets, faucets, drains, showers and water fountains), electrical systems (such as panels, conduits, outlets, lighting fixtures, lamps, bulbs, tubes and ballasts), heating and airconditioning systems (such as compressors, fans, air handlers, ducts, mixing boxes, thermostats, time clocks, boilers, heaters, supply and return grills), structural elements and exterior surfaces of the building, store fronts, roofs, downspouts, all interior improvements within the premises including but not limited to wall coverings, window coverings, carpet, floor coverings, partitioning, ceilings, doors (both interior and exterior), including closing mechanisms, latches, locks, skylights (if any), automatic fire extinguishing systems, and elevators and all other interior improvements of any nature whatsoever, and all exterior improvements including but not limited to landscaping, sidewalks, driveways, parking lots including striping and sealing, sprinkler systems, lighting, ponds, fountains, waterways, and drains. Tenant agrees to provide carpet shields under all rolling chairs or to otherwise be responsible for wear and tear of the carpet caused by such rolling chairs if such wear and tear exceeds that caused by normal foot traffic in surrounding areas. Areas of excessive wear shall be replaced at Tenant's sole expense upon Lease termination. Tenant hereby waives all rights under, and benefits of, Subsection 1 of Section 1932 and Section 1941 and 1942 of the California Civil Code and under any similar law, statute or ordinance now or hereafter in effect. In the event any of the above maintenance responsibilities apply to any other tenant(s) of Landlord where there is common usage with other tenant(s), such maintenance responsibilities and charges shall be allocated to the leased Premises by square footage or other equitable basis as calculated and determined by Landlord. See Paragraph 52

8. UTILITIES Tenant shall pay promptly, as the same become due, all charges for water, gas, electricity, telephone, telex and other electronic communication service, sewer service, waste pick-up and any other utilities, materials or services furnished directly to or used by Tenant on or about the Premises during the term of this Lease, including, without limitation, any temporary or permanent utility surcharge or other exactions whether or not hereinafter imposed. In the event the above charges apply to any other tenant(s) of Landlord where there is common usage with other tenant(s), such charges shall be allocated to the leased Premises by square footage or other equitable basis as calculated and determined by landlord.

   Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of rent by reason of any interruption or failure of utility services to the Premises when such interruption or failure is caused by accident, breakage, repair, strikes, lockouts, or other labor disturbances or labor disputes of any nature, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord.

9. TAXES

   A. Notwithstanding the following, Tenant is responsible for paying all real estate taxes and assessments assessed on the Premises leased hereunder from November 1, 1995. As Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord, or if Landlord so directs, directly to the Tax Collector, all Real Property Taxes relating to the Premises. In the event the Premises leased hereunder consist of only a portion of the entire tax parcel, Tenant shall pay to Landlord Tenant's proportionate share of such real estate taxes allocated to the leased Premises by square footage or other reasonable basis as calculated and determined by Landlord. If the tax billing pertains 100% to the leased Premises, and Landlord chooses to have Tenant pay said real estate taxes directly to the Tax Collector, then in such event it shall be the responsibility of Tenant to obtain the tax and assessment bills and pay, prior to delinquency, the applicable real property taxes and assessments pertaining to the leased Premises, and failure to receive a bill for taxes and/or assessments shall not provide a basis for cancellation of or nonresponsibility for payment of penalties for nonpayment or late payment by Tenant. The term "Real Property Taxes", as used herein, shall mean (i) all taxes, assessments, levies and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any general or special assessments for public improvements and any increases resulting from reassessments caused by any change in ownership of the Premises) now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of, all or any portion of the Premises (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein; any improvements located within the Premises (regardless of ownership); the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located in the Premises; or parking areas, public utilities, or energy within the Premises; (ii) all charges, levies or fees imposed by reason of environmental regulation or other governmental control of the Premises; and (iii) all costs and fees (including

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reasonable  attorneys'  fees) incurred by Landlord in reasonably  contesting any
Real Property Tax and in negotiating with public authorities as to any Real Property Tax. If at any time during the term of this Lease the taxation or assessment of the Premises prevailing as of the commencement date of this Lease shall be altered so that in lieu of or in addition to any Real property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Premises or Landlord's interest therein or (ii) on or measured by the gross receipts, income or rentals from the Premises, on Landlord's business of leasing the Premises, or computed in any manner with respect to the operation of the Premises, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property
Taxes" for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the Premises, then only that part of such Real Property Tax that is fairly allocable to the Premises shall be included within the meaning of the term "Real Property Taxes". Notwithstanding the foregoing, the term "Real Property Taxes" shall not include estate, inheritance, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources. See Paragraph 53

   B. Taxes on Tenant's Property. Tenant shall be liable for and shall pay ten days before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based on such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall upon demand, as the case may be, repay to Landlord the taxes so levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that in any such event Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of such taxes so paid under protest, and any amount so recovered shall belong to Tenant.

10. LIABILITY INSURANCE Tenant, at Tenant's expense, agrees to keep in force during the term of this Lease a policy of commercial general liability insurance with combined single limit coverage of not less than Two Million Dollars ($2,000,000) per occurrence, for bodily injury and property damage occurring in, on or about the Premises, including parking and landscaped areas. Such insurance shall be primary and noncontributory as respects any insurance carried by Landlord. The policy or policies effecting such insurance shall name Landlord as additional insureds, and shall insure any liability of Landlord, contingent or otherwise, as respects acts or omissions of Tenant, its agents, employees or invitees or otherwise by any conduct or transactions of any of said persons in or about or concerning the Premises, including any failure of Tenant to observe or perform any of its obligations hereunder; shall be issued by an insurance company admitted to transact business in the State of California; and shall provide that the insurance effected thereby shall not be canceled, except upon thirty (30) days' prior written notice to Landlord. A certificate of insurance of said policy shall be delivered to Landlord. If, during the term of this Lease, in the considered opinion of Landlord's Lender, insurance advisor, or counsel, the amount of insurance described in this Paragraph 10 is not adequate, Tenant agrees to increase said coverage to such reasonable amount as Landlord's Lender, insurance advisor, or counsel shall deem adequate.

11. TENANT'S PERSONAL PROPERTY INSURANCE AND WORKMAN'S COMPENSATION INSURANCE Tenant shall maintain a policy or policies of fire and property damage insurance in "all risk" form with a sprinkler leakage endorsement insuring the personal property, inventory, trade fixtures, and leasehold improvements within the leased Premises for the full replacement value thereof. The proceeds from any of such policies shall be used for the repair or replacement of such items so insured.

   Tenant shall also maintain a policy or policies of workman's compensation insurance and any other employee benefit insurance sufficient to comply with all laws.

12. PROPERTY INSURANCE Landlord shall purchase and keep in force, and as Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord (or Landlord's agent if so directed by Landlord) Tenant's proportionate share (allocated to the leased Premises by square footage or other equitable basis as calculated and determined by Landlord) of the deductibles on insurance claims and the cost of, policy or policies of insurance covering loss or damage to the Premises (excluding routine maintenance and repairs and incidental damage or destruction caused by accidents or vandalism for which Tenant is responsible under Paragraph 7) in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risks" insurance and flood and/or earthquake insurance, if available, plus a policy of rental income insurance in the amount of one hundred (100%) percent of twelve (12) months Basic Rent, plus sums paid as Additional Rent. If such insurance cost is increased due to Tenant's use of the Premises, Tenant agrees to pay to Landlord the full cost of such increase. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord for the Premises.

   Landlord and Tenant do each hereby respectively release the other, to the extent of insurance coverage of the releasing party, from any liability for loss or damage caused by fire or any of the extended coverage casualties included in the releasing party's insurance policies, irrespective of the cause of such fire or casualty; provided, however, that if the insurance policy of either releasing party prohibits such waiver, then this waiver shall not take effect until consent to such waiver is obtained. If such waiver is so prohibited, the insured party affected shall promptly notify the other party thereof.

13. INDEMNIFICATION Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury to or death of any person or damage to or destruction of property in or about the Premises by or from any cause whatsoever, including, without limitation, gas, fire, oil, electricity or leakage of any character from the roof, walls, basement or other portion of the Premises but excluding, however, the willful misconduct or negligence of Landlord, its agents, servants, employees, invitees, or contractors of which negligence Landlord has knowledge and reasonable time to correct. Except as to injury to persons or damage to property to the extent arising from the willful misconduct or the negligence of Landlord, its agents, servants, employees, invitees or contractors, and subject to the last two sentences of Paragraph 12, Tenant shall hold Landlord harmless from and defend Landlord against any and all expenses, including reasonable attorneys' fees, in connection therewith, arising out of any injury to or death of any person or damage to or destruction of property occurring in, on or about the Premises, or any part thereof, from any cause whatsoever.

14. COMPLIANCE Tenant, at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now or hereafter in effect; with the requirements of any board of fire underwriters or other similar body now or hereafter constituted; and with any direction or occupancy certificate issued pursuant to law by any public officer; provided, however, that no such failure shall be deemed a breach of the provisions if Tenant, immediately upon notification, commences to remedy or rectify said failure. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such law, statute, ordinance or governmental rule, regulation, requirement, direction or provision, shall be conclusive of that fact as between Landlord and Tenant. Tenant shall, at its sole cost and expese, comply with any and all requirements pertaining to said Premises, of any insurance orgainzation or company, necessary for the maintenance of reasonable fire and public liability insurance covering requirements pertaining to said Premises, of any insurance orgainzation or company, necessary for the maintenance of reasonable fire and public liability insurance covering the Premises. See Paragraphs 44 and 52

15. LIENS Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished or obligation incurred by Tenant. In the event that Tenant shall not, within ten (10) days following Tenant's receipt of notice of the imposition of such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord for such purpose, and all expenses incurred by it in connection therewith, shall be payable to Landlord by Tenant on demand with interest at the prime rate of interest as quoted by the Bank of America.

16. ASSIGNMENT AND SUBLETTING Tenant shall not assign, transfer, or hypothecate the leasehold estate under this Lease, or any interest therein, and shall not sublet the Premises, or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person or entity to occupy or use the Premises, or any portion thereof, without, in each case, the prior written consent of Landlord which consent will not be unreasonably withheld. In the event Tenant is allowed to assign, transfer or sublet the whole or any part of the Premises, with the prior written consent of Landlord, no assignee, transferee or subtenant shall assign or transfer this Lease, either in whole or in part, or sublet the whole or any part of the Premies, without also having obtained the prior written consent of Landlord. A consent of Landlord to one assignment, transfer, hypothecation, subletting, occupation or use by any other person shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent similar or dissimilar assignment, transfer, hypothecation, subletting, occupation or use by any other person. Any such assignment, transfer, hypothecation, subletting, occupation or use without such consent shall be void and shall constitute a breach of this Lease by Tenant and shall, at the option of Landlord exercised by written notice to Tenant, terminate this Lease. The leasehold estate under this Lease shall not, nor shall any interest therein, be assignable for any purpose by operation of law without the written consent of Landlord. As a condition to its consent, Landlord shall require Tenant to pay all reasonable expenses in connection with the assignment, and Landlord shall require Tenant's assignee or transferee (or other assignees or transferees) to assume in writing all of the obligations under this Lease and for Tenant to remain liable to Landlord under the Lease. See Paragraphs 55 and 56

17. SUBORDINATION AND MORTGAGES In the event Landlord's title or leasehold interest is now or hereafter encumbered by a deed of trust, upon the interest of Landlord in the land and buildings in which the demised Premises are located, to secure a loan from a lender (hereinafter referred to as "Lender") to Landlord, Tenant shall, at the request of Landlord or Lender, execute in writing an agreement subordinating its rights under this Lease to the lien of such deed of trust, or, if so requested, agreeing that the lien of Lender's deed of trust shall be or remain subject and subordinate to the rights of Tenant under this Lease. Notwithstanding any such subordination, Tenant's possession under this Lease shall not be disturbed if Tenant is not in default and so long as Tenant shall pay all rent and observe and perform all of the provisions set forth in this Lease. See Paragraph 57

18. ENTRY BY LANDLORD Landlord reserves, and shall at all reasonable times have, the right to enter the Premises to inspect them; to perform any services to be provided by Landlord hereunder; to make repairs or provide any services to a contiguous tenant(s); to submit the Premises to prospective purchasers, mortgagers or tenants; to post notices of nonresponsibility; and to alter, improve or repair the Premises or other parts of the building, all without abatement of rent, and may erect scaffolding and other necessary structures in or through the Premises where reasonably required by the character of the work to be performed; provided, however that the business of Tenant shall be interfered with to the least extent that is reasonably practical. Any entry to the Premises by Landlord for the purposes provided for herein shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof. See Paragraph 58

19. BANKRUPTCY AND DEFAULT The commencement of a bankruptcy action or liquidation action or reorganization action or insolvency action or an assignment of or by Tenant for the benefit of creditors, or any similar action undertaken by Tenant, or the insolvency of Tenant, shall, at Landlord's option, constitute a breach of this Lease by Tenant. If the trustee or receiver appointed to serve during a bankruptcy, liquidation, reorganization, insolvency or similar action elects to reject Tenant's unexpired Lease, the trustee or receiver shall notify Landlord in writing of its election within thirty (30) days after an order for relief in a liquidation action or within thirty (30) days after the commencement of any action.

   Within thirty (30) days after court approval of the assumption of this Lease, the trustee or receiver shall cure (or provide adequate assurance to the reasonable satisfaction of Landlord that the trustee or receiver shall cure) any and all previous defaults under the unexpired Lease and shall compensate Landlord for all actual pecuniary loss and shall provide adequate assurance of future performance under said Lease to the reasonable satisfaction of Landlord. Adequate assurance of future performance, as used herein, includes, but shall not be limited to: (i) assurance of source and payment of rent, and other consideration due under this Lease; (ii) assurance that the assumption or assignment of this Lease will not breach substantially any provision, such as radius, location, use, or exclusivity provision, in any agreement relating to the above described Premises.

   Nothing contained in this section shall affect the existing right of Landlord to refuse to accept an assignment upon commencement of or in connection with a bankruptcy, liquidation, reorganization or insolvency action or an assignment of Tenant for the benefit of creditors or other similar act. Nothing contained in this Lease shall be construed as giving or granting or creating an equity in the demised Premises to Tenant. In no event shall the leasehold estate under this Lease, or any interest therein, be assigned by voluntary or involuntary bankruptcy proceeding without the prior written consent of Landlord. In no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

   The failure to perform or honor any covenant, condition or representation made under this Lease shall constitute a default hereunder by Tenant upon expiration of the appropriate grace period hereinafter provided. Tenant shall have a period of ten (10) days from the date of written notice from Landlord within which to cure any default in the payment of rental or adjustment thereto. Tenant shall have a period of thirty (30) days from the date of written notice from Landlord within which to cure any other default under this Lease. Upon an uncured default of this Lease by Tenant, Landlord shall have the following rights and remedies in addition to any other rights or remedies available to Landlord at law or in equity:

      (a) The rights and remedies provided for by California Civil Code Section 1951.2, including but not limited to, recovery of the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss for the same period that Tenant proves could be reasonably avoided, as computed pursuant to subsection (b) of said Section 1951.2.

      (b) The rights and remedies provided by California Civil Code Section which allows Landlord to continue the Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due, for so long as Landlord does not terminate Tenant's right to possession; acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession.

      (c) The right to terminate this Lease by giving notice to Tenant in accordance with applicable law.

      (d) To the extent permitted by law, the right and power, after compliance with all statutory requirements and in any event on not less than three (3) business days prior written notice, to enter the Premises and remove therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and apply such proceeds therefrom pursuant to applicable California law. Landlord, may from time to time sublet the Premises or any part thereof for such term or terms (which may extend beyond the term of this Lease) and at such rent and such other terms as Landlord in its reasonable sole discretion may deem advisable, with the right to make alterations and repairs to the Premises. Upon each subletting, (i) Tenant shall be immediately liable to pay Landlord, in addition to indebtedness other than rent due hereunder, the reasonable cost of such subletting, including, but not limited to, reasonable attorneys' fees, and any real estate commissions actually paid, and the cost of such reasonable alterations and repairs incurred by Landlord and the amount, if any, by which the rent hereunder for the period of such subletting (to the extent such period does not exceed the term hereof) exceeds the amount to be paid as rent for the Premises for such period or (ii) at the option of Landlord, rents received from such subletting shall be applied first to payment of indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such subletting and of such alterations and repairs; third to payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same becomes due hereunder. If Tenant has been credited with any rent to be received by such subletting under option
(i) and such rent shall not be promptly paid to Landlord by the subtenant(s), or if such rentals received from such subletting under option (ii) during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No taking possession of the Premises by Landlord, shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant. Notwithstanding any such subletting without termination, Landlord may at any time hereafter elect to terminate this Lease for such previous breach.

      (e) The right to have a receiver appointed for Tenant upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord pursuant to subparagraph d. above. See Paragraph 59

20. ABANDONMENT Tenant shall not vacate or abandon the Premises at any time during the term of this Lease, and if Tenant shall abandon, vacate or surrender said Premises, or be dispossessed by the process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

21. DESTRUCTION In the event the Premises are destroyed in whole or in part from any cause, except for routine maintenance and repairs and incidental damage and destruction caused from vandalism and accidents for which Tenant is responsible under Paragraph 7, Landlord may, at its option:

      (a) Rebuild or restore the Premises to their condition prior to the damage or destruction, or

      (b) Terminate this Lease.

   If Landlord does not give Tenant notice in writing within thirty (30) days from the destruction of the Premises of its election to either rebuild and restore them, or to terminate this Lease, Landlord shall be deemed to have elected to rebuild or restrore them, in which event Landlord agrees, at its expense, promptly to rebuild or restore the Premises to their condition prior to the damage or destruction. Tenant shall be entitled to a reduction in rent while such repair is being made in the proportion that the area of the Premises rendered untenantable by such damage bears to the total area of the Premises. If Landlord does not complete the rebuilding or restoration within one hundred eighty (180) days following the date of destruction (such period of time to be extended for delays caused by the fault or neglect of Tenant or because of Acts of God, acts of public agencies, labor disputes, strikes, fires, freight embargos, rainy or stormy weather, inability to obtain materials, supplies or fuels, acts of contractors or subcontractors, or delay of the contractors or subcontractors due to such causes or other contingencies beyond the control of Landlord), then Tenant shall have the right to terminate this Lease by giving fifteen (15) days prior written notice to Landlord. Notwithstanding anything herein to the contrary, Landlord's obligation to rebuild or restore shall be limited to the building and interior improvements constructed by Landlord as they existed as of the commencement date of the Lease and shall not include restoration of Tenant's trade fixtures, equipment, merchandise, or any improvements, alterations or additions made by Tenant to the Premises, which Tenant shall forthwith replace of fully repair at Tenant's sole cost and expense provided this Lease is not cancelled according to the provisions above.

   Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect. Tenant hereby expressly waives the provisions of Section 1932, Subdivision 2, in Section 1933, Subdivision 4 of the California Civil Code.

   In the event that the building in which the Premises are situated is damaged or destroyed to the extent of not less than 33-1/3% of the replacement cost thereof, Landloard may elect to terminate this Lease, whether the Premises be injured or not. See Paragraph 61

22. EMINENT DOMAIN If all or any part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this Lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title vests in the condemnor, and Landlord shall be entitled to any and all payment, income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance, and Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this Lease. Notwithstanding the foregoing paragraph, any compensation specifically awarded Tenant for loss of business, Tenant's personal property, moving cost or loss of goodwill, shall be and remain the property of Tenant.

   If any action or proceeding is commenced for such taking of the Premises or any part thereof, or if Landlord is advised in writing by any entity or body having the right or power of condemnation of its intention to condemn the premises or any portion thereof, then Landlord shall have the right to terminate this Lease by giving Tenant written notice thereof within sixty (60) days of the date of receipt of said written advice, or commencement of said action or proceeding, or taking conveyance, which termination shall take place as of the first to occur of the last day of the calendar month next following the month in which such notice is given or the date on which title to the Premises shall vest in the condemmor.

   In the event of such a partial taking or conveyance of the Premises, if the portion of the Premises taken or conveyed is so substantial that the Tenant can no longer reasonably conduct its business, Tenant shall have the privilege of terminating this Lease within sixty (60) days from the date of such taking or conveyance, upon written notice to Landlord of its intention so to do, and upon giving of such notice this Lease shall terminate on the last day of the calendar month next following the month in which such notice is given, upon payment by Tenant of the rent from the date of such taking or conveyance to the date of termination.

   If a portion of the Premises be taken by condemnation or conveyance in lieu thereof and neither Landlord nor Tenant shall terminate this Lease as provided herein, this Lease shall continue in full force and effect as to the part of the Premises not so taken or conveyed, and the rent herein shall be apportioned as of the date of such taking or conveyance so that thereafter the rent be paid by Tenant shall be in the ratio that the area of the portion of the Premises not so taken or conveyed bears to the total area of the Premises prior to such taking. See Paragraph 62

23. SALE OR CONVEYANCE BY LANDLORD In the event of a sale or conveyance of the Premises or any interest therein, by any owner of the reversion then constituting Landlord, the transferor shall thereby be released from any further liability upon any of the terms, covenants or conditions (express or implied) herein contained in favor of Tenant, and in such event, insofar as such transfer is concerned, Tenant agrees to look soley to the responsibility of the successor in interest of such transferor in and to the Premises and this Lease. This Lease shall not be affected by any such sale or conveyance, and Tenant agrees to attorn to the successor in interest of such transferor. See Paragraph 63

24. ATTORNMENT TO LENDER OR THIRD PARTY In the event the interest of Landlord in the land and buildings in which the leased Premises are located (whether such interest of Landlord is a fee title interest or a leasehold interest) is encumbered by deed of trust, and such interest is acquired by the lender or any third party through judicial foreclosure or by exercise of a power of sale at private trustee's foreclosure sale, Tenant hereby agrees to attorn to the purchaser at any such foreclosure sale and to recognize such purchaser as the Landlord under this Lease. In the event the lien of the deed of trust securing the loan from a Lender to Landlord is prior and paramount to the lease, this Lease shall nonetheless continue in full force and effect for the remainder of the unexpired term hereof, at the same rental herein reserved and upon all the other terms, conditions and covenants herein contained.

25. HOLDING OVER Any holding over by Tenant after expiration or other termination of the term of this Lease with the written consent of Landlord delivered to Tenant shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the leased Premises except as expressly provided in this Lease. Any holding over after the expiration or other termination of the term of this Lease, with the consent of Landlord, shall be construed to be a tenancy from month to month, on the same terms and conditions herein specified insofar as applicable except that the monthly Basic Rent shall be increased to an amount equal to one hundred twenty five (125%) percent of the monthly Basic Rent required during the last month of the Lease term.

26. CERTIFICATE OF ESTOPPEL Either party shall at any time upon not less than ten (10) days prior written notice from the other party execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the best of such party's knowledge, any uncured defaults on the part of the other party hereunder, or specifying such defaults, if any, are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. A party's failure to deliver such statement within such time shall be conclusive upon the party receiving such request that this Lease is in full force and effect, without modification except as may be represented by Landlord; that there are no uncured defaults in the requesting party's performance, and that not more than one month's rent has been paid in advance.

27. CONSTRUCTION CHANGES It is understood that the description of the Premises and the location of ductwork, plumbing and other facilities therein are subject to such minor changes as Landlord or Landlord's architect determines to be desirable in the course of construction of the Premises, and no such changes shall affect this Lease or entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant. Landlord does not guarantee the accuracy of any drawings supplied to Tenant and verification of the accuracy of such drawings rests with the Tenant.

28. RIGHT OF LANDLORD TO PERFORM All terms, covenants and conditions of this Lease to be performed or observed by Tenant shall be performed or observed by Tenant at Tenant's sole cost and expense and without any reduction of rent. If Tenant shall fail to pay any sum of money, or other rent, required to be paid by it hereunder and such failure shall continue for five (5) days after written notice thereof by Landlord, or shall fail to perform any other term or covenant hereunder on its part to be performed, and such failure shall continue for thirty (30) days after written notice thereof by Landlord, Landlord, without waiving or releasing Tenant from any obligation of Tenant hereunder, may, but shall not be obliged to, make any such payment or perform any such other term or covenant on Tenant's part to be performed. All sums so paid by Landlord and all necessary costs of such performance by Landlord together with interest thereon at the rate of the prime rate or interest per annum as quoted by the Bank of America from the date of such payment on performance by Landlord, shall be paid (and Tenant covenants to make such payment) to Landlord on demand by Landlord, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment by Tenant as in the case of failure by Tenant in the payment of rent hereunder.

29. ATTORNEYS' FEES

   A. In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease, or for any other relief against the other party hereunder, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

   B. Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including a reasonable attorney's fee.

30. WAIVER The waiver by either party of the other party's failure to perform or observe any term, covenant or condition herein contained to be performed or observed by such waiving party shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent failure of the party failing to perform or observe the same or any other such term, covenant or condition therein contained, and no custom or practice which may develop between the parties hereto during the term hereof shall be deemed a waiver of, or in any way affect, the right of either party to insist upon performance and observance by the other party in strict accordance with the terms hereof.

31. NOTICES All notices, demands, requests, advices or designations which may be or are required to be given by either party to the other hereunder shall be in writing. All notices, demands, requests, advices or designations by Landlord to Tenant shall be sufficiently given, made or delivered if personally served on Tenant by leaving the same at the Premises of if sent by United States certified or registered mail, postage prepaid, addressed to Tenant at the Premises. All notices, demands, requests, advices or designations by Tenant to Landlord shall be sent by United States certified or registered mail, postage prepaid, addressed to Landlord at its offices at Peery/Arrillaga, 2560 Mission College Blvd., Suite 101, Santa Clara, CA 95054. Each notice, request, demand, advice or designation referred to in this paragraph shall be deemed received on the date of the personal service or mailing thereof in the manner herein provided, as the case may be.

32. EXAMINATION OF LEASE Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and this instrument is not effective as a lease or otherwise until its execution and delivery by both Landlord and Tenant.

33. DEFAULT BY LANDLORD Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event earlier than (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have heretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligations is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

34. CORPORATE AUTHORITY If Tenant is a corporation (or a partnership), each individual executing this Lease on behalf of said corporation (or partnership) represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation (or partnership) in accordance with the by-laws of said corporation (or partnership in accordance with the partnership agreement) and that this Lease is binding upon said corporation (or partnership) in accordance with its terms. If Tenant is a corporation, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of the resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

35. [DELETED]

36. LIMITATION OF LIABILITY In consideration of the benefits accruing hereunder. Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

      (a) the sole and exclusive remedy shall be against Landlord's interest in the Premises leased herein;

      (b) no partner of  Landlord  shall be sued or named as a party in any suit
or  action  (except  as  may  be  necessary  to  secure   jurisdiction   of  the
partnership);

      (c) no service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);

      (d) no partner of Landlord shall be required to answer or otherwise plead to any service of process;

      (e) no judgment will be taken against any partner of Landlord;

      (f) any judgment taken against any partner of Landlord may be vacated and set aside at any time without hearing;

      (g) no writ of execution will ever by levied against the assets of any partner of Landlord;

      (h) these covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

   Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

37. SIGNS No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside of the Premises or any exterior windows of the Premises without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. If Tenant is allowed to print or affix or in any way place a sign in, on, or about the Premises, upon expiration or other sooner termination of this Lease, Tenant at Tenant's sole cost and expense shall both remove such sign and repair all damage in such a manner as to restore all aspects of the appearance of the Premises to the condition prior to the placement of said sign.

   All approved signs or lettering on outside doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person reasonably approved of by Landlord.

   Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall which may appear unsightly from outside the Premises.

38. MISCELLANEOUS AND GENERAL PROVISIONS

   A. Use of Building Name. Tenant shall not, without the written consent of Landlord, use the name of the building for any purpose other than as the address of the business conducted by Tenant in the Premises.

   B. Choice of Law; Severability. This Lease shall in all respects be governed by and construed in accordance with the laws of the State of California. If any provision of this Lease shall be invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

   C. Definition of Terms. The term "Premises" includes the space leased hereby and any improvements now or hereafter installed therein or attached thereto. The term "Landlord" or any pronoun used in place thereof includes the plural as well as the singular and the successors and assigns of Landlord. The term "Tenant" or any pronoun used in place thereof includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations, and their and each of their respective heirs, executors, administrators, successors and permitted assigns, according to the context hereof, and the provisions of this Lease shall inure to the benefit of and bind such heirs, executors, administrators, successors and permitted assigns.

   The  term  "person"   includes  the  plural  as  well  as  the  singular  and
individuals, firms, associations, partnerships and corporations. Words used in any gender include other genders. If there be more than on Tenant the obligations of Tenant hereunder are joint and several. The paragraph headings of this Lease are for convenience of reference only and shall have no effect upon the construction or interpretation of any provision hereof.

   D. Time of Essence. Time is of the essence of this Lease and of each and all of its provisions.

   E. Quitclaim. At the expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten (10) days after written demand from Landlord to Tenant, any quitclaim deed or other document required by any reputable title company, licensed to operate in the Sate of California, to remove the cloud or encumbrance created by this Lease from the real property of which Tenant's Premises are a part.

   F. Incorporation of Prior Agreements; Amendments. This instrument along with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this agreement.

   G. Recording. Landlord and Tenant shall record a short form memorandum hereof in the form attached hereto as Exhibit C.

   H. Amendments for Financing. Tenant further agrees to execute any reasonable amendments required by a lender to enable Landlord to obtain financing, so long as Tenant's rights hereunder are not materially affected and there is no change in the Basic Rent, Options to Renew, Lease Term or Construction obligations of Landlord.

   I. Additional Paragraphs. Paragraphs 39 through 65 are added hereto and are included as a part of this lease.

   J. Clauses, Plats and Riders. Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof.

   K. Diminution of Light, Air or View. Tenant covenants and agrees that no diminution or shutting off of light, air or view by any structure which may be hereafter erected (whether or not by Landlord) shall in any way affect his Lease, entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant.

   IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Lease as of the day and year last written below.

LANDLORD:

JOHN ARRILLAGA SURVIVOR'S TRUST


By   /s/  John Arrillaga
     -------------------------------
     John Arrillaga, Trustee

Date:          6/30/97
     --------------------------------

RICHARD T. PEERY SEPARATE PROPERTY TRUST

By   /s/  Richard T. Peery
     --------------------------------
     Richard T. Peery, Trustee

Date:          6/26/97
     --------------------------------

TENANT:

QUANTUM CORPORATION
a Delaware corporation


By   /s/  Andrew Kryder
     ---------------------------------
     Andrew Kryder,
     Vice President Finance and
     Corporate General Counsel

Date:          June 25, 1997
     ---------------------------------

By   /s/  Norm Claus
     ----------------------------------
     Norm Claus,
     Vice President Real Estate and
     Corporate Services

Date:          June 25, 1997
     ----------------------------------

Paragraphs 39 through 65 to Lease Agreement dated April 16, 1997, By and Between THE JOHN ARRILLAGA SURVIVOR'S TRUST AND THE RICHARD T. PEERY SEPARATE PROPERTY, as Landlord, and QUANTUM CORPORATION, a Delaware corporation, as Tenant for 182,355+/- Square Feet of Space Located on Sumac Drive, Milpitas, California.

39. BASIC RENT: In accordance with Paragraph 4A, and subject to the provisions of Paragraphs 40 and 41, Basic Rent shall be payable as follows during the indicated months of the term of the Lease based upon the gross leasable area within the building that is part of the Premises:

        Period                                               Monthly Basic Rent
        ------                                               ------------------

        Months 1-12
        (plus the partial calendar month,
        if any, following the Commencement Date *)

        $1.60/sf

        Months 13-24                                               $1.65/sf

        Months 25-36                                               $1.70/sf

        Months 37-48                                               $1.75/sf

        Months 49-60                                               $1.80/sf

        Months 61-72                                               $1.85/sf

        Months 73-84                                               $1.90/sf

        Months 85-96                                               $1.95/sf

        Months 97-108                                              $2.00/sf

        Months 109-120                                             $2.05/sf

        Months 121-132                                             $2.10/sf

        Months 133-144                                             $2.15/sf

        Months 145-156                                             $2.20/sf

        Months 157-168                                             $2.25/sf

        Months 169-180                                             $2.30/sf


         Example of calculation of Basic Rent per month for the period commencing with the first through the twelfth months of said Lease:

        Square footage of Building                         182,355
        Per square foot Basic Monthly Rent             x     $1.60
                                                       -----------

        Basic Rent per Month                           $291.768.00
                                                       ===========

         * It is agreed in the event said Lease commences on a date other than the first day of the month the Term of the Lease will be extended to account for the number of days in the partial month. The Basic Rent during the resulting partial month will be pro-rated (for the number of days in the partial month) at the Basis Rent rate scheduled for the projected Commencement Date as shown above.

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
                                     Page 2

40. LEASE TERM AND COMMENCEMENT DATE: The following provisions relate to the commencement and duration of the term of this Lease:

         A. Lease Term: The term of this Lease shall commence on the "Commencement Date" (as defined herein) which is projected to be May 1, 1998, and shall continue for a period of fifteen (15) years plus the partial calendar month, if any, in which the Commencement Date occurs, subject to the terms of this Lease and subject to (i) earlier termination rights of Landlord in accordance with the provisions of this Lease, and (ii) extension pursuant to the options to renew granted by Paragraphs 41 and 42 and the provisions of this Paragraph 40.C.

         B. Commencement Date Defined: As used herein, the term "Commencement Date" shall mean the later to occur of the following: (i) the date upon which the "Improvements" are "Substantially Completed" or (ii) May 1, 1998, subject to
(a) delays caused by Tenant and/or Tenant's agents and (b) provided, however, that if prior to the later of such dates Tenant's operating personnel enter into occupancy of the Premises and commence the operation of Tenant's business within the Premises, the Commencement Date shall be the date such personnel of Tenant so enter into occupancy of the Premises. The term "Substantially Completed" and/or "Substantial Completion" shall mean the date when all of the following have occurred with respect to the Improvements in question: (i) the construction of the Improvements in question has been substantially completed in accordance with the approved plans therefor except for punch list items which do not prevent Tenant from reasonably using the Premises to conduct Tenant's business;
(ii) Landlord has executed a certificate or statement representing that the Improvements in question, for which Landlord is responsible, have been substantially completed in accordance with the plans and specifications therefor except for the punch list items which do not prevent Tenant from reasonably using the Premises to conduct Tenant's business; and (iii) the Building Department of the City of Milpitas has completed its final inspection of such Improvements and has "signed off" the building inspection card approving such work as complete except for punch list items which do not prevent Tenant from reasonably using the Premises to conduct Tenant's business. Notwithstanding the foregoing, Substantial Completion of the Interior Improvements shall not be deemed to have occurred until Landlord has obtained final or conditional approval from the Fire Department of the City of Milpitas that the Improvements have been completed in accordance with such department's requirements (subject only to conditions that do not prevent Tenant from occupying the Improvements).

         C. Lease Terms Co-extensive: It is acknowledged that (i) Landlord has granted Tenant, pursuant to a separate Option Agreement of even date herewith, an Option to Lease an additional building on the parcel adjacent to the Premises (the "Building 7 Lease"), and (ii) it is the intention of the parties that the Term of this Lease be co-extensive with the term of the Building 7 Lease, such that the terms of both leases ("the Leases") expire on the same date. In the event Tenant exercises its Option to Lease Building 7 (pursuant to the terms and conditions of the Option Agreement), it is hereby agreed that following the date upon which the Commencement Date of the Building 7 Lease becomes established as a date certain following completion of improvements and satisfaction of any other conditions related to determining such date, the Term of this Lease shall be extended such that the scheduled Termination Date of this Lease coincides with the scheduled termination date of the Building 7 Lease. As soon as the parties are able to implement the provisions of this Paragraph because the Commencement Date of the Building 7 Lease has been determined following completion of improvements and satisfaction of other appropriate conditions, the parties shall execute an amendment to this Lease (i) extending the initial Term of this Lease (if necessary) to be co-terminous with the initial termination date of the Building 7 Lease and (ii) adjusting the Options to Extend accordingly. The monthly Basic Rent on this Lease during the Extension Period shall be increased by $.05 per square foot on the commencement date of said Extension Period. For example, if the Building 7 Lease commences on May 1, 2004, and this Lease commences the scheduled Commencement Date of May 1, 1998, the initial Term of this Lease shall be extended by one year and the per square foot monthly Basic Rent during the Extension Period shall be $2.35 per square foot. The provisions of this Paragraph 40C also requires the terms of both of the Leases to be extended accordingly if Tenant exercises its Option to Extend under either of the Leases. The monthly Basic Rent during the extended term under each of the Leases shall be increased by $.05 per square foot on the commencement date of the extended term and thereafter on each and every anniversary of the respective lease Commencement Date.

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                                                                      JA
                                                           Initials:  ALK
                                                                      ---

41. FIRST FIVE-YEAR OPTION TO EXTEND: Landlord hereby grants to Tenant an option to extend the term of this Lease for an additional five (5) year period upon the following terms and conditions:

         A. If Tenant elects to exercise the option to extend, Tenant shall give Landlord written notice of Tenant's exercise of this option to extend at least one hundred eighty (180) days prior to the expiration of the Basic Term hereof, in which event the Lease shall be considered extended for an additional five (5) year period upon the same terms and conditions as this Lease, absent this Paragraph 41 and subject to the rental as set forth below. In the event that Tenant fails to timely exercise Tenant's option as set forth herein in writing, Tenant shall have no further option to extend this Lease or the Building 7
Lease, and this Lease shall continue in full force and effect for the full remaining term hereof, absent this Paragraph 41.

         B. The monthly Basic Rent for the option period shall be as follows in the event the option is exercised:

            Period                                   Monthly Basic Rent
            ------                                   ------------------

            Months 1-12                                    $2.35/sf
            Months 13-24                                   $2.40/sf
            Months 25-36                                   $2.45/sf
            Months 37-48                                   $2.50/sf
            Months 49-60                                   $2.55/sf

         C. Notwithstanding anything contained herein, Tenant may not exercise the option to renew granted by this Paragraph 41 at any time that Tenant is in default (default for monetary and material default for non-monetary) of its obligations under this Lease, if Tenant has received written notice from Landlord that Tenant is in default, and such default has not been timely cured within the time period provided for in this Lease; provided, however, that if such default of Tenant is not for money due under this Lease and cannot be cured, and if Landlord does not elect to terminate this Lease as a result of such non-curable default by Tenant, Tenant may exercise the option to extend granted by this Paragraph 41 notwithstanding such non-curable default.

42. SECOND FIVE-YEAR OPTION TO EXTEND: Provided Tenant has extended the Lease for an additional five (5) year period as set forth in Paragraph 41, Landlord hereby grants to Tenant an option to extend the Term of this Lease for an additional five (5) year period upon the following terms and conditions:

         A. Tenant shall give Landlord written notice of Tenant's exercise of this option to extend at least one hundred eighty (180) days prior to the expiration of the Lease term as extended pursuant to Paragraph 41, in which event the Lease shall be considered extended for an additional five (5) year period upon the same terms and conditions as this Lease, absent this Paragraph 42.A and subject to the Rental as set forth below. In the event that Tenant fails to timely exercise Tenant's option as set forth herein in writing, Tenant shall have no further option to extend this Lease or the Building 7 Lease, and this Lease shall continue in full force and effect for the full remaining term hereof, absent this Paragraph 42.

         B. The monthly Basic Rent for the option period shall be as follows in the event the option is exercised:

             Period                           Monthly Basic Rent
             ------                           ------------------

             Months 1-12                          $2.60/sf
             Months 13-24                         $2.65/sf
             Months 25-36                         $2.70/sf
             Months 37-48                         $2.75/sf
             Months 49-60                         $2.80/sf

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                                                                      JA
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
                                     Page 4

         C. Notwithstanding anything contained herein, Tenant may not exercise the option to extend granted by this Paragraph 42 at any time that Tenant is in default (default for monetary and material default for non-monetary) of its obligations under this Lease, if Tenant has received written notice from Landlord that Tenant is in default, and such default has not been timely cured within the time period provided for in this Lease; provided, however, that if such default of Tenant is not for money due under this Lease and cannot be cured, and if Landlord does not elect to terminate this Lease as a result of such non-curable default by Tenant, Tenant may exercise the option to extend granted by this Paragraph 42 notwithstanding such non-curable default.


43. ASSESSMENT CREDITS: The demised property herein is subject to a special assessment levied by the City of Milpitas in Improvement District No. 12. As a part of said special assessment proceedings, additional bonds were sold and assessments levied to provide for construction contingencies and reserve funds. Interest will be earned on such funds created for contingencies and on reserve funds which will be credited for the benefit of said assessment district. To the extent surpluses are created in said district through unused contingency funds, interest earnings or reserve funds, such surpluses shall be deemed the property of Landlord. Notwithstanding that such surpluses may be credited on assessments otherwise due against the demised premises, Tenant shall pay to Landlord, as additional rent if, and at the time of any such credit of surpluses, an amount equal to all such surpluses so credited.

44. HAZARDOUS MATERIALS: Landlord and Tenant agree as follows with respect to the existence or use of "Hazardous Materials" (as defined herein) on, in, under or about the Premises and real property located beneath said Premises, which includes the entire parcel of land on which the Premises are located as shown in Green on Exhibit A attached hereto (hereinafter collectively referred to as the "Property"):

         A. As used herein, the term "Hazardous Materials" shall mean any material, waste, chemical, mixture or byproduct which is or hereafter is defined, listed or designated under Environmental Laws (defined below) as a pollutant, or as a contaminant, or as a toxic or hazardous substance, waste or material, or any other unwholesome, hazardous, toxic, biohazardous, or radioactive material, waste, chemical, mixture or byproduct, or which is listed, regulated or restricted by any Environmental Law (including, without limitation, petroleum hydrocarbons or any distillates or derivatives or fractions thereof, polychlorinated biphenyls, or asbestos). As used herein, the term "Environmental Laws" shall mean any applicable Federal, State of California or local government law (including common law), statute, regulation, rule, ordinance, permit, license, order, requirement, agreement, or approval, or any determination, judgment, directive, or order of any executive or judicial authority at any level of Federal, State of California or local government (whether now existing or subsequently adopted or promulgated) relating to pollution or the protection of the environment, ecology, natural resources, or public health and safety.

         B. Tenant shall notify Landlord prior to the occurrence of any Tenant's Hazardous Materials Activities (defined below). Landlord acknowledges that Tenant shall use, in compliance with applicable Environmental Laws, customary household and office supplies (Tenant shall first provide Landlord with a list of said materials use), such as mild cleaners, lubricants and copier toner. Any and all of Tenant's Hazardous Materials Activities shall be conducted in conformity with this Paragraph 44, Paragraph 14 of this Lease, and in compliance with all Environmental Laws and regulations. As used herein, the term "Tenant's Hazardous Materials Activities" shall mean any and all use, handling, generation, storage, disposal, treatment, transportation, release, discharge, or emission of any Hazardous Materials on, in, beneath, to, from, at or about the Property, in connection with Tenant's use of the Property, or by Tenant or by any of Tenant's agents, employees, contractors, vendors, invitees, visitors or its future subtenants or assignees or other third parties (including "dumping" by others) (or which Hazardous Materials originate on the surface of the Premises any time after November 1, 1995, the date of the Option Agreement related to said Lease, and before the Commencement Date of this Lease, but excluding Hazardous Materials on the Premises prior to the Lease Commencement Date because of the storage, use, disposal, or transportation of such materials or waste by any of Landlord's contractors or otherwise arising out of construction work performed by or under the direction of Landlord on the Premises and Landlord shall be responsible for all required actions with respect to such materials or wastes). Tenant agrees to provide Landlord with prompt

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written  notice of any spill or release of  Hazardous  Materials at the Property during the term of the Lease of which Tenant becomes aware, and further agrees to provide Landlord with prompt written notice of any violation of Environmental Laws in connection with Tenant's Hazardous Materials Activities of which Tenant becomes aware. If Tenant's Hazardous Materials Activities involve Hazardous Materials other than normal use of customary household and office supplies, Tenant also agrees at Tenant's expense: (i) to install such Hazardous Materials monitoring, storage and containment devices as may be required by Environmental Laws, regulations and/or governing agencies; (ii) to provide Landlord with a written inventory of such Hazardous Materials, including an update of same each
year  upon  the  anniversary  date  of  the  Commencement   Date  of  the  Lease
("Anniversary Date"); and (iii) on each Anniversary Date to provide to Landlord copies of all documentation and records, required by applicable Environmental Laws to be prepared and submitted to governmental authorities, relating to use at the Property of Hazardous Materials or to Tenant's Hazardous Materials
Activities,   if  any.  If  upon   completion  of  Landlord's   review  of  said
documentation and records, Landlord reasonably questions if Tenant is in compliance with all applicable Environmental Laws with respect to Tenant's Hazardous Materials Activities, Tenant agrees within thirty (30) days following receipt of written notice from Landlord, to retain a qualified environmental consultant, acceptable to Landlord, to evaluate whether Tenant is in compliance with all applicable Environmental Laws with respect to Tenant's Hazardous Materials Activities. Tenant, at its expense, shall submit to Landlord a report
from  such   environmental   consultant   which   discusses  the   environmental
consultant's findings within two (2) months of each Anniversary Date. Tenant, at its expense, shall promptly undertake and complete any and all steps necessary, and in full compliance with applicable Environmental Laws, to fully correct any and all problems or deficiencies identified by the environmental consultant, and promptly provide Landlord with documentation of all such corrections.

         C. Prior to termination or expiration of the Lease, Tenant, at its expense, shall (i) properly remove from the Property all Hazardous Materials which come to be located at the Property in connection with Tenant's Hazardous Materials Activities, and (ii) fully comply with and complete all facility
closure  requirements  of  applicable   Environmental  Laws  regarding  Tenant's
Hazardous Materials Activities, including but not limited to (x) properly restoring and repairing the Property to the extent damaged by such closure activities, and (y) obtaining from the local Fire Department or other appropriate governmental authority with any legal or regulatory jurisdiction a written concurrence that closure has been completed in compliance with applicable Environmental Laws. Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any such closure activities.

         D. If Landlord, upon consultation with Tenant, reasonably concludes that the Property has become contaminated as a result of Tenant's Hazardous Materials Activities, Landlord in addition to any other rights it may have under this Lease or under Environmental Laws or other laws, may enter upon the Property and conduct inspection, sampling and analysis, including but not limited to obtaining and analyzing samples of soil and groundwater, for the purpose of determining the nature and extent of such contamination except to the extent that such activities may be inconsistent with Tenant's compliance with Environmental Laws. Tenant shall promptly reimburse Landlord for the costs of such an investigation, including but not limited to reasonable attorneys' fees Landlord incurs with respect to such investigation to the extent, and only to the extent, that it that discloses Hazardous Materials contamination for which Tenant is liable under this Lease. Except as may be required of Tenant by applicable Environmental Laws, Tenant shall not perform any sampling, testing, or drilling to identify the presence of any Hazardous Materials at the Property, without Landlord's prior written consent which shall not be unreasonably withheld. Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any sampling, testing or drilling performed pursuant to the preceding sentence.

         E. Tenant shall indemnify, defend (with legal counsel acceptable to Landlord, whose consent shall not unreasonably be withheld) and hold harmless Landlord, its employees, assigns, successors, successors-in-interest, agents and representatives from and against any and all claims (including but not limited to third party claims from a private party or a government authority), liabilities, obligations, losses, causes of action, demands, governmental proceedings or directives, fines, penalties, expenses, costs (including but not limited to reasonable attorneys', consultants' and other experts' fees and costs), and damages, which arise from or relate to: (i) Tenant's Hazardous
Materials Activities; (ii) any Hazardous Materials contamination caused by Tenant prior to the

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Commencement  Date of the Lease; or (iii) the breach of any obligation of Tenant
under    this    Paragraph    44    (collectively,    "Tenant's    Environmental
Indemnification"). Tenant's Environmental Indemnification shall include but is not limited to the obligation to promptly and fully reimburse Landlord for losses in or reductions to rental income, and diminution in fair market value of the Property. Tenant's Environmental Indemnification shall further include but is not limited to the obligation to diligently and properly implement to completion, at Tenant's expense, any and all environmental investigation, removal, remediation, monitoring, reporting, closure activities, or other environmental response action as may be required by applicable Environmental Laws, regulations or governing agencies (collectively, "Response Actions"). Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any Response Actions.

         F. Landlord hereby makes the following representations to Tenant, each of which is made only to the best of Landlord's knowledge as of the date Landlord executes this Lease, without any inquiry or investigation having been made or required by Landlord regarding this subject, nor does Landlord have any obligation to investigate or make inquiry regarding the subject:

                  (1) The soil and ground water on or under the Premises does not contain Hazardous Materials in amounts which violate any laws to the extent that any governmental entity could require either Landlord or Tenant to take any remedial action with respect to such Hazardous Materials.

                  (2) During the time that Landlord has owned the Premises, Landlord has received no notice of (i) any violation, or alleged violation, of any law that has not been corrected to the satisfaction of the appropriate authority, (ii) any pending claims relating to the presence of Hazardous Material on the Premises, or (iii) any pending investigation by any governmental agency concerning the Premises relating to Hazardous Materials.

         G. Landlord and Tenant shall each give written notice to the other as soon as reasonably practicable of (i) any communication received from any governmental authority concerning Hazardous Materials which relates to the Premises, and (ii) any contamination of the Premises by Hazardous Materials which constitutes a violation of any law. Attached as Exhibit "D" hereto is a list of Hazardous Materials that Tenant intends to use at the Premises. If during the Lease Term Tenant proposes to use other Hazardous Materials at the Premises, Tenant shall inform Landlord of such use, identifying the Hazardous Materials and the manner of their use, storage and disposal, and shall agree (i) to use, store and dispose of such Hazardous Materials strictly in compliance with all laws, regulations and governing agencies and (ii) that the indemnity set forth in Paragraph 44 shall be applicable to Tenant's use of such Hazardous Material.

         H. Landlord or Tenant may, at any time, cause testing wells to be installed on the Premises, and may cause the ground water to be tested to detect the presence of Hazardous Material by the use of such tests as are then customarily used for such purposes. Testing wells installed by Tenant shall be paid for by Tenant. If tests conducted by Landlord disclose that Tenant has violated any Hazardous Materials laws, or Tenant or parties on the Premises during the Term of this Lease have contaminated the Premises as determined by regulatory agencies pursuant to Hazardous Materials laws, or that Tenant has liability to Landlord pursuant to Paragraph 44A, then Tenant shall pay for 100 percent of the cost of the test and all related expense. Prior to the expiration of the Lease Term, Tenant shall remove any testing wells it has installed at the Premises, and return the Premises to the condition existing prior to the installation of such wells, unless Landlord requests in writing that Tenant leave all or some of the testing wells in which instance the wells requested to be left shall not be removed.

         I. If any tests performed by Tenant or Landlord prior to the Commencement Date disclose Hazardous Materials at the Premises, Landlord at its expense will promptly take all reasonable action required by law with respect to the existence of such Hazardous Materials at the Premises. The Commencement Date shall not be delayed because of such action by Landlord unless occupation of the Premises is prohibited by law.

         J. The obligations of Landlord and Tenant under this Paragraph 44 shall survive the expiration or earlier termination of the Term of this Lease. The rights and obligations of Landlord and Tenant with respect to issues relating to Hazardous Materials are exclusively established by this

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Paragraph 44.

45. APPROVALS: Whenever this Lease requires the approval or consent of either Landlord or Tenant before an action may be taken, such approval or consent shall not be unreasonably withheld or delayed.

46. LANDLORD'S RIGHT TO TERMINATE: It is understood that the Premises to be leased by Tenant are to be constructed by Landlord, and that Landlord is required to obtain the necessary building permits for the building shell before construction of said Premises can commence. Therefore, it is agreed that in the event Landlord cannot obtain all the necessary building permits for the building shell by December 31, 1997, then either Landlord or Tenant can terminate this Lease by written notice to the other party given within thirty (30) days thereafter, without any liability to the other party of any type whatsoever, and that this Lease Agreement shall be null and void as of the date of receipt of such notice. Landlord agrees to use its best efforts to obtain the required permits by December 31, 1997.

47. CROSS DEFAULT: As set forth in Paragraph 40C, Landlord and Tenant have entered an Option Agreement related to Building 7. In the event Tenant exercises its option to lease Building 7, and as a material part of the consideration for the execution of this Lease by Landlord, it is agreed between Landlord and Tenant that a default under this Lease, or a default under the Building 7 Lease may, at the option of Landlord, be considered a default under both leases, in which event Landlord shall be entitled (but in no event required) to apply all rights and remedies of Landlord under the terms of one lease to both of the Leases including, but not limited to, the right to terminate the Building 7 Lease or this Lease by reason of a default under the Building 7 Lease or hereunder.

48. ADDRESS FOR LEASED PREMISES: It is understood that the address for the Premises will be assigned by the City of Milpitas (the "City") upon issuance of a building permit for the Interior Improvements. Once the address has been assigned to the Premises by the City, this Lease shall thereafter be amended to reflect the assigned address for the Premises leased hereunder.

49. HETCH-HETCHY LAND: Landlord hereby assigns to Tenant during the Term of this Lease, all of Landlord's right, title, and interest, in and to the property owned by the City and County of San Francisco shown in Orange on Exhibit A attached hereto, and Tenant hereby assumes all responsibilities and liabilities (including, but not limited to a fee and/or tax for the right to use said property including any use provided for in the Deed attached hereto as Exhibit
E) that may be imposed by the City and County of San Francisco pertaining to their property and Tenant's use and occupancy thereof. Tenant's right to use the area outlined in Orange will continue until this right to use said property is revoked or terminated by the City and County of San Francisco, at which time said property outlined in Orange belonging to the City and County of San Francisco will no longer be available for Tenant's use, and this lease will continue in full force and effect excluding Tenant's right to use the property outlined in Orange on Exhibit A attached hereto.

         Tenant's use of the property owned by the City and County of San Francisco shall be governed by the terms and conditions of the Deed dated February 5, 1951 between Chizu Oyama Takeda and George Shoji Takeda, as Grantors, and the City and County of San Francisco, as Grantee (the "Deed"). Said Deed is attached hereto as Exhibit E. Among the provisions of said Deed is the restriction that the property shall not be used for parking, and Tenant understands that at no time during the Term of the Lease shall Tenant be allowed to use said property for parking.

         Notwithstanding the foregoing, Tenant may use the Hetch-Hetchy Land for such additional uses as may not be permitted in the Deed provided Tenant (i) obtains the written permission from the City and County of San Francisco to do so in form reasonably acceptable to landlord, (ii) removes the "bridge" which is contemplated to go over said Hetch-Hetchy Land if requested by the City and County of San Francisco and/or if Landlord requires said "bridge" to be removed by the Lease Termination Date, (iii) pays all costs and expenses imposed by the City and County of San Francisco in connection with such permission and use, and
(iv) Tenant indemnifies and holds harmless Landlord from any loss.

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expense, cost, claim, or liability arising in connection with such permission or any use pursuant to such permission of the Hetch-Hetchy Land undertaken by Tenant, its agents, employees, contractors, invitees, visitors, subtenants and/or assignees. Landlord and Tenant agree that if the City of Milpitas will not issue a building permit for Building 6 in the configuration and location for which it is designed as of the date of this Lease because of the proximity to the Hetch-Hetchy Land or for any other reason, then Tenant shall have the option to cause Building 6 to be relocated on the land and redesigned in a new configuration acceptable to the City, Landlord and Tenant, provided the square footage of the relocated and redesigned building is no less than approximately 182,355 square feet and the parking allocation is not reduced due to said redesign and/or relocation.

50. SECURITY DEPOSIT: The following provisions shall modify Paragraph 4G:

         A. Within thirty (30) days after the expiration or earlier termination of the Lease term and after Tenant has vacated the Premises, Landlord shall return to Tenant the entire Security Deposit except for amounts that Landlord has deducted therefrom that are needed by Landlord to cure defaults of Tenant under the Lease or compensate Landlord for damages for which Tenant is liable pursuant to this Lease. The use or disposition of the Security Deposit shall be subject to the provisions of California Civil Code Section 1950.7.

         B. During the first thirty (30) days following execution of this Lease Agreement, and only during said thirty day period, Tenant shall have the one-time option of satisfying its obligation with respect to an amount equal to one-half (1/2) ($355,592.25) of the $711,184.50 Security Deposit required under Paragraph 4.G. by providing to Landlord, at Tenant's sole cost, a letter of credit which: (i) is drawn upon an institutional lender reasonably acceptable and accessible to Landlord in form and content reasonably satisfactory to Landlord; (ii) is in the amount of one-half (1/2) of the Security Deposit; (iii) is for a term of at lease twelve (12) months; (iv) with respect to any letter of credit in effect within the six month period immediately prior to the expiration of the Lease term, shall provide that the term of such letter of credit shall extend at least forty five (45) days past the Lease expiration date (including any extensions thereof); and (v) may be drawn upon by Landlord upon submission of a declaration of Landlord that Tenant is in default (as defined in Paragraph 19 and as modified by Paragraph 59). Landlord shall not be obligated to furnish proof of default to such institutional lender, and Landlord shall only be required to give the institutional lender written notification that Tenant is in default and upon receiving such written notification from Landlord the institutional lender shall be obligated to immediately deliver cash to Landlord equal to the amount Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default up to 1/2 of the total Security Deposit required under Paragraph 4.G. Said letter of credit shall provide that if the letter of credit is not renewed, replaced or extended within twenty (20) days prior to its expiration date the issuer of the credit shall automatically issue a cashiers check payable to Landlord in the amount of the letter of credit after the date which is twenty (20) days before the expiration date, and no later than the expiration date, without Landlord being required to make demand upon the letter of credit. If Tenant provides Landlord with a letter of credit, within thirty (30) days of the execution of this Lease, meeting the foregoing requirements, one-half (1/2) of the cash Security Deposit (i.e., $355.592.25 of the $711.184.50 Security Deposit) shall be returned to Tenant by Landlord inasmuch as the cash deposit remaining and the Letter of Credit equal the total Security Deposit required in Paragraph 4G. If Tenant defaults with respect to any provisions of this Lease, including but not limited to provisions relating to the payment of Rent, Landlord may (but shall not be required to) draw down on the letter of credit for payment of any sum which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default. Landlord and Tenant acknowledge that such letter of credit will be treated as if it were a cash security deposit, and such letter of credit may be drawn down upon by Landlord upon demand and presentation of evidence of the identity of Landlord to the issuer, in the event that Tenant defaults with respect to any provision of this Lease and such default is not cured within any applicable cure period. Notwithstanding anything to the contrary in this Lease, Landlord shall not be obligated to furnish proof of default to such institutional lender and Landlord is only required to give the institutional lender written notification that Tenant is in default and upon receiving such written notification from Landlord the institutional lender shall be obligated to immediately deliver cash to Landlord equal to the amount Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer by reason of

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Tenant's default up to 1/2 of the total Security Deposit.  Landlord acknowledges that it is not entitled to draw down such letter of credit unless Landlord would have been entitled to draw upon the cash security deposit pursuant to the terms of Paragraph 4G of the Lease. Concurrently with the delivery of the required information to the issuer, Landlord shall deliver to Tenant written evidence of the default upon which the draw down was based, together with evidence that Landlord has provided to Tenant the written notice of such default which was required under the applicable provision of the Lease, and evidence of the failure of Tenant to cure such default within the applicable grace period following receipt of such notice of default. Any proceeds received by Landlord by drawing upon the letter of credit shall be applied in accordance with the provisions governing the Security Deposit imposed by Paragraph 4G and this Paragraph 50. If Landlord draws upon the letter of credit, thereafter Tenant shall once again have the right to post a letter of credit in place of one-half (1/2) of a cash Security Deposit so long as Tenant is not then in default. In any event Tenant will be obligated to replenish the amount drawn to restore the Security Deposit to its original amount as provided for in Paragraph 4G. If any portion of the letter of credit is used or applied pursuant hereto, Tenant shall, within ten (10) days after receipt of a written demand therefor from Landlord, restore and replace the value of such security by either (i) depositing cash with Landlord in the amount equal to the sum drawn down under the letter of credit, or (ii) increasing the letter of credit to its value immediately prior to such application. Tenant's failure to replace the value of the security as provided in the preceding sentence shall be a material breach of its obligation under this Lease.

51. ALTERATIONS MADE BY TENANT: The provisions of this Paragraph 51 shall modify Paragraphs 5 and 6:

         A. As used herein, the term "Alteration" shall mean any alteration, addition or improvement made by Tenant to the Premises during the term of the Lease, but shall not include Tenant's trade fixtures so long as such trade fixtures are not installed in such a manner that they have become an integral part of the building.

         B. Tenant shall not construct any Alterations or otherwise alter the Premises without Landlord's prior written approval: (i) if Tenant is in default under this Lease or any of the Existing Leases, or (ii) if Tenant is not in default under this Lease or the Building 7 Lease (if Tenant has exercised its Option to lease Building 7) and if the total cost of such Alterations exceeds $20,000 per the scope of any single remodeling job to the Premises, or if such Alteration is structural in nature and provided Tenant gives Landlord notice of the planned alterations and a 1/8" scale sepia reflecting said alterations ten
(10) business days prior to the commencement of construction of said alterations. Any other non-structural Alteration of less than $20,000 for the total cost of the remodeling job may be undertaken by Tenant without Landlord's prior written approval, except as noted herein, but with the understanding that Tenant shall be obligated to restore the Premises as set forth in Paragraph 5 at the termination of this Lease, except as otherwise provided in Paragraph 51.D. Notwithstanding the foregoing, Tenant shall have the right to reconfigure modular freestanding walls and partitions without Landlord's prior consent, which are not part of the original Interior Improvements shown on Exhibit B and which have been installed by Tenant and paid for by Tenant. Notwithstanding the above, Tenant shall not have the right, without Landlord's prior written consent, to remove any floor-to-ceiling partitions within the Premises.

         C. At all times during the Lease Term (i) Tenant shall maintain and keep up dated "as-built" plans for all Alterations constructed by Tenant, and
(ii) Tenant shall provide to Landlord copies of such "as-built" plans as such Alterations are made.

         D. Provided Tenant is not in default under this Lease or under any of the Existing Leases, Tenant shall have the right to remove at any time during the Lease term or prior to the expiration thereof any process equipment such as clean hoods, thermal cycling chambers, freon piping, high temperature furnaces, air handlers, which equipment the parties agree for the purposes of this Lease shall be deemed to be trade fixtures, so long as Tenant repairs all damage caused by the installation and/or removal thereof, returns the Premises prior to the termination of the Lease to the condition existing prior to the installation of such item, and repairs and restores any so-called "doughnuts" or gaps in the roof and/or floor tiles and/or ceiling and lighting resulting from such installation and/or removal. At the time Tenant requests the consent of Landlord to approve the installation of an Alteration requiring the consent of Landlord, Tenant shall seek from Landlord a written statement of

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whether or not  Landlord  will  require  Tenant to remove  such  Alteration  and restore all or part of the Premises as required by Landlord in accordance with this paragraph and Paragraph 5 at the expiration or earlier termination of the term of the Lease. If Tenant does not obtain from Landlord a statement in writing that Landlord will not require such Alteration to be removed, then at the expiration or sooner termination of the term of the Lease, it is agreed that Tenant may be required by Landlord to remove all or part of such Alterations, and return the Premises to the condition existing prior to the installation of such Alterations as provided for in Paragraph 5 above. In addition, if Tenant has installed Alterations without Landlord's consent, if Landlord so requires, Tenant shall also remove all or part of such Alterations so installed without Landlord's consent as Landlord may designate and return the Premises to the condition existing prior to the installation of such Alteration. Alterations for which Landlord has given its written consent to Tenant that such Alteration need not be removed, shall not be removed by Tenant at the expiration or earlier termination of the term of the Lease.

         E. At all times during the term of the Lease, Tenant shall have the right to install and remove trade fixtures as defined in the Lease and installed and paid for by Tenant, so long as Tenant repairs all damage caused by the installation and removal thereof and returns the Premises to the condition existing prior to the installation of such fixtures and repairs and restores any so called "doughnuts" or gaps in the roof and/or floor (including floor structure, sub-floor and appropriate floor covering for said area) and/or floor tiles, and/or ceiling tiles, wall damage and lighting resulting from such removal.

         F. Notwithstanding anything to the contrary herein, Tenant shall be one hundred percent (100%) responsible and liable for obtaining any and all permits (and the cost related thereto) required by the governing agencies for any and all alterations and/or modifications Tenant makes to the Leased Premises.

52. STRUCTURAL CAPITAL COSTS REGULATED BY GOVERNMENTAL AGENCIES AFTER THE COMMENCEMENT OF THIS LEASE NOT CAUSED BY TENANT OR TENANT'S USES OR REMODELING OF THE PREMISES: The provisions of this Paragraph 53 shall modify Paragraphs 7 and 14:

         A. If during the last five (5) years of the term of the Lease if Tenant has not extended the Lease as provided for in Paragraphs 41 and 42, or during either of the five (5) year extension periods permitted by Paragraphs 41 and 42 or Paragraph 40.C., it becomes necessary (due to any governmental requirement for continued occupancy of the Premises) to make structural improvements required by laws enacted or legal requirements imposed by governmental agency(s) after the Commencement Date, and the cost for each required work or improvements exceeds $100,000, then if such legal requirement is not imposed because of Tenant's specific use of the Premises and is not "triggered" by Tenant's Alterations or Tenant's application for a building permit or any other governmental approval (collectively "Tenant's Actions") in which instance Tenant shall be responsible for 100% of the cost of such improvements, Landlord shall be responsible for paying the cost of such improvement and constructing such improvement, subject to a cash contribution from Tenant of a portion of the cost thereof as provided for and calculated in Paragraph 52B.

         B. When Landlord makes an improvement pursuant to Paragraph 52A, and as a condition to Landlord's obligation to construct such improvement, Tenant shall make the following contribution in cash to Landlord for the cost thereof prior to the commencement of the work by Landlord. It is agreed that Tenant shall pay to Landlord 100% of the cost of the first $100,000.00 worth of each improvement. After the first $100,000.00, all costs above $100,000.00 shall be divided by 15 and multiplied by the time period remaining in the last five years of the Lease term from the date work on such improvement commences.

         For example, if the improvement is not required as a result of Tenant's Actions and if the cost of such improvement was $400,000 and there was one year and six months remaining in the Lease term when the work commenced, then Tenant would be responsible for reimbursing Landlord in cash

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$130,000.00 computed as follows:

          Total Cost of Work                             $4O0,000.00
          Tenant Responsible for
            1st $100,000                                 -100,000.00
                                                         -----------
          Total Amount To Be Amortized                   $300,000.00

          $300,000.00/15 = $20,000.00/yr. x 1.5 yrs =    $ 30,000.00

          Tenant responsible for $100,000 + $30,000.00 = $130,000.00


         C. If Landlord has made improvements, for which Tenant has reimbursed Landlord for the cost thereof pursuant to Paragraph 52B, and the term of this Lease is subsequently extended pursuant to the exercise by Tenant of an option to renew pursuant to Paragraph 41, or 42, upon the exercise of any such option by Tenant, Tenant shall pay to Landlord an additional sum equal to the total amount of said improvement less the amount previously paid for by Tenant. Using the example in Paragraph 52B above, Tenant would owe Landlord the additional amount of $270,000.00 ($400,000.00 - $130,000.00 = $270,000.00).

53. REAL PROPERTY TAXES: Paragraph 9 is modified by the following:

         A. The term "Real Property Taxes" shall not include charges, levies or fees directly related to the use, storage, disposal or release of Hazardous Materials on the Premises unless directly related to Tenant's Activities at this site or on other sites leased and/or owned by Tenant; however, Tenant shall be responsible for general or special tax and/or assessments (related to Hazardous Materials and/or toxic waste) imposed on the Property provided said special tax and/or assessment is not imposed due to on-site originated contamination on the Property (by third parties not related to Tenant) prior to the Lease Commencement Date. Subject to the terms and conditions stated herein, Tenant shall be responsible for paying one hundred percent (100%) of said taxes and/or assessments allocated to the Property.

         B. If any assessments for public improvements are levied against the Premises, Landlord may elect either to pay the assessment in full or to allow the assessment to go to bond. If Landlord pays the assessment in full, Tenant shall pay to Landlord or any assignee or purchaser of the Premises each time payment of Real Property Taxes is made a sum equal to that which would have been payable (as both principal and interest) had Landlord allowed the assessment to go to bond.

         C. Tenant at its cost shall have the right, at any time, to seek a reduction in the assessed valuation of the Premises or to contest any Real Property Taxes that are to be paid by Tenant. If Tenant seeks a reduction or contests such Real Property Taxes, the failure on Tenant's part to pay such Real Property Taxes being so contested shall not constitute a default so long as Tenant complies with the provisions of this Paragraph. Landlord shall not be required to join in any proceeding or contest brought by Tenant unless the provisions of any law require that the proceeding or contest be brought by or in the name of Landlord. In that case Landlord shall join in the proceedings or contest or permit it to be brought in Landlord's name as long as Landlord is not required to bear any cost. Tenant, on final determination of the proceeding or contest, shall immediately pay or discharge its share of any Real Property Taxes determined by any decision or judgment rendered, together with all costs, charges, interest, and penalties incidental to the decision or judgment. If Tenant does not pay the Real Property Taxes when due pursuant to the Lease and Tenant seeks a reduction or contests them as provided in this paragraph, before the commencement of the proceeding or contest Tenant shall furnish to Landlord a surety bond in form reasonably satisfactory to Landlord issued by an insurance company qualified to do business in California. The amount of the bond shall equal 125% of the total amount of Real Property Taxes in dispute and any such bond shall be assignable to any lender or purchaser of the Premises. The bond shall hold Landlord and the Premises harmless from any damage arising out of the proceeding or contest and shall insure the payment of any judgment that may be rendered.

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                                    Page 12

54. PROPERTY INSURANCE: Paragraph 12 is modified by the following:

         A. If Tenant so elects, Tenant may obtain from a third party insurance company the insurance required to be carried by Landlord pursuant to Paragraph 12 so long as each of the following conditions is satisfied: (i) the Landlord is not the John Arrillaga Survivor's Trust and/or the Richard T. Peery Separate Property Trust or an affiliated entity or entities as the case may be; (ii) the insurance to be carried by Tenant to satisfy this requirement strictly complies with all of the provisions of Paragraph 12; (iii) such insurance shall name Landlord as the insured and provide that it is to be payable to Landlord in the same manner as if such insurance had been carried by Landlord pursuant to Paragraph 12 (subject to the rights of any lender holding a mortgage or deed of trust encumbering the Premises); (iv) each lender holding a mortgage or deed of trust encumbering the Premises shall have given its written consent to Tenant carrying such insurance and such insurance shall comply with the requirements of any such lender; (v) Tenant must notify Landlord, by certified mail, no later than one hundred eighty (180) days prior to the expiration date of Landlord's insurance policy (which expiration date is currently 3/13/xx of a given year and is subject to change; Landlord shall notify Tenant in the event Landlord's insurance year changes) that Tenant will directly obtain the required insurance coverage for the insurance year commencing 3/14/XX through 3/13/XX and each insurance year through the termination date of this Lease, including any extensions thereof, or until Tenant is no longer able to comply with all of the provisions of this paragraph 55; (vi) the annual premium must be paid in full at the commencement of the policy; (vii) the insurance policy must be issued for a one-year period following the expiration date of Landlord's insurance policy (i.e., from 3/14/XX to 3/13/XX; (viii) any and all deductibles required under the policy will be paid entirely by Tenant; (ix) the terms of the coverage must be broad form and cover all items to be covered as set forth in Paragraph 12 of this Lease; (x) the Building and Premises must be insured for their full replacement cost; (xi) the insurance policy containing the required coverage in accordance with the provisions of this paragraph must be sent to Landlord for retention within thirty (30) days prior to the expiration date of Landlord's insurance policy, and may not be terminated or altered without thirty (30) days written notice to Landlord by the company providing such insurance (it is agreed that if the insurance policy is canceled or altered, Landlord will have the right to obtain the property insurance coverage on said building, and Landlord will bill the Tenant for the related insurance premium); and (xii) at all times while Tenant is so carrying such insurance, Tenant is Quantum Corporation or a successor entity and the then net worth of such corporation is equal to or greater than the net worth of Quantum corporation as of the date of this Lease is executed by Landlord and Tenant. Tenant shall provide such evidence as is required by Landlord and any lender to establish that the insurance that Tenant carries pursuant to this Paragraph 54 has been obtained and meets the requirement of this Paragraph 54. Such insurance carried by Tenant shall be in form and provided by an insurance company that is reasonably acceptable to Landlord, which must be rated "A plus" or better by Best's Insurance Service (or an equivalent rating from another rating agency should Best's no longer provide such service). A copy of any such policy shall be delivered to Landlord. If Tenant elects to insure and such insurance provided by Tenant does not satisfy the requirements of Paragraph 12, in the event of a subsequent casualty, Tenant shall be responsible for and shall pay for that portion of the restoration cost, in excess of the insurance proceeds actually available, that would have been covered by insurance satisfying the requirements of Paragraph 12.

55. ASSIGNMENT AND SUBLETTING: The following modifications are made to Paragraph 16:

         A. In the event that Tenant seeks to make any assignment or sublease, then Landlord, by giving Tenant written notice of its election within fifteen
(15) days after Tenant's notice of intent to assign or sublease has been given to Landlord, shall have the right to elect (i) to withhold its consent to such assignment or sublease, as permitted pursuant to Paragraph 1, or (ii) to permit Tenant to so assign the Lease or sublease such part of the Premises, in which event Tenant may do so, but without being released of its liability for the performance of all of its obligations under the Lease, and the following shall apply (except the following shall not apply to a "Permitted Transfer" described in Paragraph 56):

                  (1) If Tenant assigns its interest in this Lease, then in addition to the rental provided for in this Lease, Tenant shall pay to Landlord fifty percent (50%) of all Rent and other consideration received by Tenant over and above (i) the assignee's agreement to assume the obligations of Tenant under this Lease and (ii) all "Permitted Transfer Costs" (as defined herein) related to such assignment. As used herein, the term "Permitted Transfer Costs" shall mean all reasonable leasing commissions

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paid to third  parties  not  affiliated  with  Tenant  in order  to  obtain  the assignment or Sublease in question.

         (2) If Tenant sublets all or part of the Premises, then Tenant shall pay to Landlord in addition to the Rent provided for in this Lease fifty percent (50%) of the positive difference, if any, between (i) all rent and other consideration paid or provided to Tenant by the subtenant, less (ii) all Rent paid by Tenant to Landlord pursuant to this Lease which is allocable to the area so sublet and all Permitted Transfer Costs related to such sublease. After Tenant has recovered all Permitted Transfer Costs Tenant shall pay to Landlord the amount specified in the preceding sentence on the same basis, whether periodic or in lump sum, that such rent and other consideration is paid to Tenant by its subtenant, within seven (7) days after it is received by Tenant.

         (3) Tenant's obligations under this subparagraph shall survive any assignment or sublease. At the time Tenant makes any payment to Landlord required by this subparagraph, Tenant shall deliver an itemized statement of the method by which the amount to which Landlord is entitled was calculated, certified by Tenant as true and correct. Landlord shall have the right to inspect Tenant's books and records relating to the payments due pursuant to this subparagraph. Upon request therefor, Tenant shall deliver to Landlord copies of all bills, invoices or other documents upon which its calculations are based.

         (4) As used herein, the term "consideration" shall mean any consideration of any kind received, or to be received (including, but not limited to, services rendered and/or value received) by Tenant as a result of the assignment or sublease, if such sums are paid or provided to Tenant for Tenant's interest in this Lease or in the Premises.

         (5) This Paragraph 55.A does not apply to a "Permitted Transfer", as provided in Paragraph 56 hereof. The parties agree that if any of the following transactions occur and do not qualify as "Permitted Transfers", Tenant must obtain Landlord's consent to such transaction and if Landlord consents to any of the following transactions which do not otherwise qualify as "Permitted Transfers", then the provisions of this Paragraph 55.A shall not apply to the following transactions: (i) a merger, consolidation or other reorganization in which Tenant is not the surviving corporation so long as 95% of all assets and liabilities of Tenant are permanently transferred to such assignee; and (ii) an assignment of this Lease to a corporation which purchases or otherwise acquires 95% or more of the assets of Tenant so long as 95% of all assets and liabilities of Tenant are permanently transferred to such assignee and Tenant remains liable and responsible under the Lease to the extent Tenant continues in existence following such transaction.

56. PERMITTED ASSIGNMENTS AND SUBLEASES: Notwithstanding anything contained in Paragraph 16, so long as Tenant otherwise complies with the provisions of Paragraph 16 and the Permitted Transfer does not release Tenant from its obligations hereunder, Tenant may enter into any of the following transfers (a
"Permitted Transfer") without Landlord's prior written consent, and the provisions of Paragraph 55A shall not apply to any such Permitted Transfer:

         A. Tenant may sublease all or part of the Premises or assign its interest in this Lease to any corporation which controls, is controlled by, or is under common control with Tenant by means of an ownership interest of more than fifty percent (50%) providing Tenant remains liable for the payment of Rent and full performance of the Lease;

         B. Tenant may assign its interest in the Lease to a corporation which results from a merger, consolidation or other reorganization in which Tenant is not the surviving corporation so long as (i) 95% of all assets and liabilities of Tenant are permanently transferred to such assignee, and (ii) immediately prior to the merger, consolidation or other reorganization, the corporation into which Tenant is to be merged has a net worth equal to or greater than the net worth of Tenant at the time of Lease execution or at the time of such assignment, merger, consolidation or reorganization (whichever is greater), or if it does not, Landlord is provided a guaranty of the Lease (in a form reasonably acceptable to Landlord) from a corporation (a) that is the parent of, or is otherwise affiliated with, the corporation into which Tenant is to be merged, and (b) which has a current net worth equal to or greater than the net worth of Tenant at the time of Lease execution or at the time of such assignment, merger, consolidation or reorganization (whichever is greater). In the event there is not a permanent

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transfer  of 95% or more of the assets and  liabilities  from  Tenant to a third party, and Tenant continues to exist as a separate entity, both companies shall be jointly and severally liable for the full terms and conditions of the Lease;

         C. Tenant may assign this Lease to a corporation which purchases or otherwise acquires 95% or more of the assets of Tenant so long as 95% of all assets and liabilities of Tenant are permanently transferred to such assignee (in the event there is not a permanent transfer of 95% or more of the assets and liabilities from Tenant to a third party and Tenant continues to exist as a separate entity, both companies shall be jointly and severally liable for the full terms and conditions of the Lease), and provided that immediately prior to such assignment said corporation, has a net worth equal to or greater than the net worth of Tenant (a) at the time of Lease execution or (b) at the time of such assignment (whichever is greater), or if it does not, Landlord is provided a guaranty of the Lease (in a form reasonably acceptable to Landlord) from a corporation (a) that is the parent of, or is otherwise affiliated with, said corporation and (b) which has a current net worth equal to or greater than the net worth of Tenant at the time of Lease execution or at the time of such assignment, (whichever is greater).

57. SUBORDINATION AND MORTGAGES: Paragraph 17 is modified to provide that this Lease shall not be subordinate to a mortgage or deed of trust unless the Lender holding such mortgage or deed of trust enters into a written subordination, non-disturbance and attornment agreement in which the Lender agrees that notwithstanding any subordination of this Lease to such Lender's mortgage or deed of trust, (i) such Lender shall recognize all of Tenant's rights under this Lease, and (ii) in the event of a foreclosure this Lease shall not be terminated so long as Tenant is not in material default of its obligations under this Lease, but shall continue in effect and Tenant and such Lender (or any party acquiring the Premises through such foreclosure) shall each be bound to perform the respective obligations of Tenant and Landlord with respect to the Premises arising after such foreclosure.

58. LANDLORD'S RIGHT TO ENTER:  Notwithstanding  the provisions of Paragraph 18,
(i) except in the event of an emergency,  Landlord shall give Tenant twenty-four
(24) hours notice prior to entering the Premises, agrees to comply with any reasonably safety and/or security regulations imposed by Tenant with respect to such entry, and shall only enter the Premises when accompanied by Tenant or its agent (so long as Tenant makes itself reasonably available for this purpose), and (ii) Landlord may install "for lease" signs relating to the Premises only during the last 150 days of the Lease term. Landlord agrees to use its reasonable, good faith efforts such that any entry by Landlord, and Landlord's agents, employees, contractors and invitees shall be performed in a manner with as minimal interference as possible with Tenant's business at the Premises. Subject to the foregoing, Tenant agrees to cooperate with Landlord and Landlord's agents, employees and contractors so that responsibilities of Landlord under the Lease can be fulfilled in a reasonable manner during normal business hours so that no extraordinary costs are incurred by Landlord.

59. BANKRUPTCY AND DEFAULT: Paragraph 19 is modified to provide that with respect to nonmonetary defaults not involving Tenant's failure to pay Basic Rent or Additional Rent, Tenant shall not be in default of any non-monetary obligation if (i) more than thirty (30) days is required to cure such non-monetary default, and (ii) Tenant commences cure of such default as soon as reasonably practicable after receiving written notice of such default from Landlord and thereafter continuously and with due diligence prosecutes such cure to completion.

60. ABANDONMENT: Paragraph 20 is modified to provide that Tenant shall not be in default under the Lease if it leaves all or any part of Premises vacant so long as (i) Tenant is performing all of its other obligations under the Lease including the obligation to pay Basic Rent and Additional Rent (ii) Tenant provides on-site security during normal business hours for those parts of the Premises left vacant, (iii) such vacancy does not materially and adversely affect the validity or coverage of any policy of insurance carried by Landlord with respect to the Premises, and (iv) the utilities and heating and ventilation system are operated to the extent necessary to prevent damage to the Premises or its systems.

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61. DESTRUCTION: Paragraph 21 is modified by the following:

         A. Notwithstanding anything to the contrary within Paragraph 21, Landlord may terminate this Lease in the event of an uninsured event or if insurance proceeds, net of the deductible, are insufficient to cover one hundred percent of the rebuilding costs; provided, however, Tenant shall have the right to elect, in its discretion, to contribute such excess funds to permit Landlord to repair the Premises.

         B. Except as provided in Paragraph 61C, Landlord may not terminate the Lease if the Premises are damaged by a peril whereby the cost to replace and/or repair is one hundred percent (100%) covered by the insurance carried by Landlord pursuant to Paragraph 12, but instead shall restore the Premises in the manner described by Paragraph 21.

         C. If the Premises are damaged by a peril covered by the insurance carried by Landlord pursuant to Paragraph 12, Landlord shall have the option to terminate the Lease if each of the following conditions is satisfied: (i) the cost to repair or the damage exceeds thirty-three percent (33%) of the then replacement cost of the Premises; and (ii) the damage occurs at a time when there is less than five (5) years remaining in the term of the Lease.
Notwithstanding the foregoing, if such damage occurs at a time when there is less than five (5) years remaining in the term of the Lease and Landlord notifies Tenant of Landlord's election to terminate the Lease pursuant to the provisions of this Paragraph 6lB, if Tenant has the right to extend the term of this Lease pursuant to either Paragraph 41 or 42 such that the remaining term of the Lease (including the option period) will be more than five (5) years following the date of such damage, this Lease shall not terminate if Tenant notifies Landlord in writing of Tenant's exercise of an option to extend granted to Tenant by either Paragraph 41 or 42. In such event, this Lease shall not terminate, the term shall be so extended, and Landlord shall restore the Premises in the manner provided in Paragraph 21.

         D. If Landlord fails to obtain insurance as required pursuant to Paragraph 12, and said insurance would have been available to cover any damage or destruction to the Premises, Landlord shall be required to rebuild, at its cost, net of the deductible which would have been required under said insurance policy (which deductible Tenant is required to pay).

         E. If the Premises are damaged by any peril, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord's architect or construction consultant as to when the restoration work required of Landlord may be completed. Tenant shall have the option to terminate this Lease in the event any of the following occurs, which option may be exercised only by delivery to Landlord of a written notice of election to terminate within seven (7) days after Tenant receives from Landlord the estimate of the time needed to complete such restoration:

                  (1) The Premises are damaged by any peril (not caused by or resulting from an action of Tenant or Tenant's agents, employees, contractors or invitees) and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Leased Premises cannot be substantially completed within 180 days after the date of such damage (subject to force majeure conditions); or

                  (2) The Premises are damaged by any peril (not caused by or resulting from an action of Tenant or Tenant's agents, employees, contractors or invitees) within twelve (12) months of the last day of the Lease term and provided Tenant has not exercised an option to renew pursuant to the provisions of Paragraph 41 or 42, and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Leased Premises cannot be substantially completed within sixty (60) days after the date of such damage and Tenant has not exercised its Option to Extend said Term (or Extended Term as the case may be).

62. EMINENT DOMAIN: Paragraph 22 is modified by the following:

         Landlord may not terminate the Lease if less than one third (1/3) of the building is taken by condemnation or if a taking by condemnation is only threatened.

                                                                      NHC
                                                                      JA
                                                           Initials:  ALK
                                                                      ---

63. TRANSFER BY LANDLORD: The provisions of Paragraph 23 of the Lease to the contrary notwithstanding, Landlord shall not be relieved of its obligations under the Lease which may accrue after the date of a sale or other transfer unless and until (i) the transferee agrees to assume and be bound by the terms of this Lease and to perform all obligations of the Landlord under the Lease which may accrue after the date of such transfer, and (ii) Landlord transfers the cash balance of the Security Deposit (net of any offsets used to cure defaults under the Lease) to its successor in interest (transferee) in accordance with the provisions of California Civil Code Section 1950.7, as amended or recodified.

64. LANDLORD'S LIEN WAIVER: Landlord, within thirty (30) days after demand from Tenant, shall execute and deliver such lien waiver documents that are reasonably required by any supplier, lessor, or lender in connection with the installation in the Premises of the Tenant's personal property or trade fixtures providing Landlord approves the form of any such waiver and Landlord's rights under this Lease are not materially and adversely affected.

65. AUTHORITY TO EXECUTE. The parties executing this Lease Agreement hereby warrant and represent that they are properly authorized to execute this Lease Agreement and bind the parties on behalf of whom they execute this Lease
Agreement and to all of the terms, covenants and conditions of this Lease Agreement as they relate to the respective parties hereto.


QUANTUM CORPORATION,                       JOHN ARRILLAGA SURVIVOR'S
a Delaware corporation                     TRUST

                                           By John Arrillaga
By  /s/ Andrew Kryder                      -------------------------------------
-------------------------------------      John Arrillaga, Trustee
Andrew Kryder, Vice President Finance
and Corporate General Counsel              Date: 6/30/97
                                           -------------------------------------

Date: June 25, 1997
-------------------------------------
                                           RICHARD T. PEERY SEPARATE
                                           PROPERTY TRUST
By /s/ Norm Claus
-------------------------------------      By /s/ Richard T. Peery
Norm Claus, Vice President Real Estate     -------------------------------------
and Corporate Services                     Richard T. Peery, Trustee

Date: June 25, 1997                        Date: 6/26/97
-------------------------------------      -------------------------------------























                                                     Initial: __________

                                                                         Lease 7
                                                                      Building 7

                                OPTION AGREEMENT


         THIS AGREEMENT dated April 16, 1997 by and between JOHN ARRILLAGA, Trustee, or his Successor Trustee, UTA dated 7/20/77 (JOHN ARRILLAGA SURVIVOR'S TRUST) as amended and RICHARD T. PEERY, Trustee, or his Successor Trustee, UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended, hereinafter called "Optionor", and QUANTUM CORPORATION, a Delaware corporation, hereinafter called "Optionee".

         WHEREAS, Optionor, as Lessor, and Optionee, as Lessee, have entered into a Lease Agreement described as Lease 6, Building 6 for 182,355+/- square feet of space, dated April 16, 1997, hereinafter referred to as the "Building 6 Lease". Said property covered by the Lease is located on Sumac Drive, Milpitas, California, as shown within the area outlined in Orange on Exhibit "A" attached hereto and by reference made a part hereof. The details of said Building 6 Lease are more particularly described and set forth in the Building 6 Lease; and

         WHEREAS, Optionor is willing to grant to Optionee the exclusive right to lease from Optionor one (1) additional building on a parcel contiguous to the parcel on which Building 6 is 1ocated for the use and occupancy by Optionee, if Optionee elects to exercise said option, upon the terms and conditions set forth herein;

         NOW, THEREFORE, for the option consideration to be paid, receipt of which is hereby acknowledged, and for the other consideration referred to herein, the parties agree as follows:

                                   ARTICLE I

                            GRANT OF OPTION TO LEASE

         Provided  that Optionee is not in material  default of its  obligations
(i) under the Building 6 Lease or if in material default has received written notice of default from Optionor and such default has not been cured within the period provided for in the Building 6 Lease (provided, however, if a non-monetary default by Optionee under the Building 6 Lease cannot be cured, and if Optionor does not elect to terminate the Building 6 Lease as a result of such nonmonetary and non-curable default, Optionee may exercise the option provided for herein), or (ii) under any provision of this Agreement or if in material default has received written notice from Optionor of its intent to terminate this Agreement because of such default and Optionee has failed to cure a default in the payment of money within three (3) days after such notice or any other default within ten (10) days after such notice, and subject to the provisions of
Article II, Optionor hereby grants to Optionee the exclusive right to lease that certain real property consisting of approximately 12.297 acres of land, more or less, located in the City of Milpitas, County of Santa Clara, State of California, and contained within the area outlined in Green on "Exhibit A" attached hereto, and by reference made a part hereof (hereinafter referred to as "Option Property"), on which Optionee shall have the option to lease additional facilities from Optionor on the following terms and conditions:

         A. OPTION PROPERTY:  Said Option Property,  consisting of approximately
12.297 acres, more or less, shall consist of one (1) separate (but not legally subdivided) parcel of property, (APN 086-02-038) as shown on Exhibit "A", on which a building (Building 7) of approximately 208,096+/- square feet shall be constructed.

         B. TERM OF OPTION: Optionee's option, as granted hereunder with respect to the Option Property described above shall commence on the date of this Option Agreement and shall terminate December 31, 1999 ("Option Period"), unless sooner terminated, as provided for herein, and regardless of the commencement date of the Building 6 Lease.

                                                       Initial:  ALK  JA  NHC
                                                                 ------------

         C. PUBLIC AGENCY REQUIREMENTS: The parties understand that the proposed construction of the building on the Option Property is subject to any and all requirements, now or in the future, of the City of Milpitas and/or County of Santa Clara, and/or City of San Jose, hereinafter individually and collectively referred to as "Public Agency." It is agreed that in the event that the Public Agency reduces the size of the option building (Building 7) and imposes land rules and regulations affecting the Option Property to meet Public Agency regulations and requirements, that the building to be constructed on the Option Property shall be built as required to accommodate the requirements of the Public Agency and the land use and/or entitlements pertaining thereto and that this option shall be subject to all Public Agency requirements.

         D. CONSIDERATION: As consideration for Optionor agreeing to the terms hereof, Optionee agrees to pay, promptly, and prior to delinquency, all real estate taxes and assessments assessed against the Option Property, from the beginning of the Option Period through the termination date of this Agreement, as they appear on the tax bills, provided, however, that if Optionee exercises its option to lease, it is agreed that notwithstanding the foregoing, Optionee shall continue to pay all real estate taxes and assessments attributable to the Option Property through the commencement date of the lease of the Option Property and will thereafter be responsible for paying all real estate taxes and assessments as required under the new lease for the Option Property. For the purpose of this Agreement, "real estate taxes and assessments" shall be defined as set forth in Paragraph 9 of the Building 6 Lease. In addition, Optionee also agrees to pay, on January 1, 1997, and on each anniversary date thereafter during the Option Period, an amount equal to Ten Thousand and No/100 Dollars ($10,000) per acre per annum multiplied by the acreage contained within the Option Property as additional consideration for this option. Optionee shall be liable for the payment of the option consideration set forth above through the termination of this option. Any payments to be made hereunder shall be prorated accordingly to reflect the commencement and termination dates of this option.

         For Example:

         If the Option Property is 12.297 acres, then the additional option consideration to be paid would be calculated as follows:

         Option Property = 12.297 acres x  $10,000.00/acre  = $122,970.00,  plus real estate taxes and assessments

         E. EXERCISE OF OPTION: Optionee shall exercise Optionee's right to lease the Option Property by giving written notice to Optionor of Optionee's exercise of this option at any time after execution of this Agreement by the parties and prior to the expiration of the term of this option on December 31, 1999, unless the option is terminated earlier as provided for herein. Should Optionee fail to timely exercise Optionee's option to lease the Option Property, this Agreement shall be null and void, and Optionee shall have no further rights under this Agreement, and Optionor shall be free to deal with third parties with respect to the Option Property, without any obligation to Optionee whatsoever, with Optionee remaining liable for payment of the option consideration as set forth in Article I Section D above, through the termination date of this Agreement.

         F. LEASE TERMS IF OPTION TO LEASE IS TIMELY EXERCISED:

                  1. CONSTRUCTION OF NEW BUILDING AND INTERIOR IMPROVEMENTS: In the event Optionee exercises its option, subject to Article I Section E on the Option Property prior to the termination of the Option Period, Optionee will be required to lease the entire building of approximately 208,096+/- square feet on the Option Property, subject to any reduction as set forth in Article I Section C above. The shell of the building to be erected by Optionor on the Option Property in the event this option is exercised by Optionee shall be architecturally compatible with, and of a quality of construction and type of material used substantially the same as, the building provided for Optionee pursuant to the Building 6 Lease.

                                                      Initial:  ALK  JA  NHC
                                                                ------------
                                       -2-

The interior improvements (i.e., heating, lighting, electrical, plumbing, vinyl tile and/or carpeted floors, acoustical suspended ceiling, interior partitioning and doors, and the like) of the new building on the Option Property shall be proportionately equal to the interior improvements under the Building 6 Lease and Optionor will provide Optionee with a $25.00 per square foot Tenant Improvement Allowance under the same basic terms and conditions as contained within the Construction Letter attached hereto as Exhibit "B-2".

Notwithstanding any provisions to the contrary contained in the Construction Letter attached as Exhibit "B-2" (subject to amendment related to the size of the building and dates where appropriate), Optionor agrees to furnish to Optionee, within sixty (60) days after Optionee's exercise of its option to lease the Option Property, definitive shell plans for the building to be constructed on the Option Property. As used herein, the term "definitive shell plans" does not mean working drawings, but means and refers to shell design plans showing such details as columns, windows, shear structure, "K" bases and core area. Optionee agrees, within sixty (60) days after its receipt of such definitive shell plans, to deliver to Optionor complete plans and specifications for the interior improvements that Optionee wishes constructed in the new building. If Optionee wishes to later change said plans or specifications, any such changes shall be permitted subject to the terms and conditions of Paragraph 8 of the Construction Letter set forth in Exhibit "B-2", provided that in the event the completion date of the building is delayed by such changes requested by Optionee, the lease commencement date of the new building and rent commencement shall be the date the new building would have been completed in the absence of such changes requested by Optionee. Optionor shall have a reasonable time period after the completion of the building and commencement date of the lease to complete the landscaping and "punch list" items pertaining to the new building without the commencement date of the lease and rent being affected. The building shall be completed by Optionor and ready for occupancy by Optionee within one (1) year after the date of exercise of the option by Optionee and the lease agreement is executed by the parties regarding the Option Property, subject to delays caused by strikes, acts of God, governmental restrictions, or other causes beyond Optionor's control, in which instance the time period for Optionor's completion of the building shall be extended accordingly; provided, however, in no event shall the building be completed later than eighteen (18) months after the exercise of the option by Optionee.

         2. LEASE AGREEMENT: Optionee and Optionor shall execute a separate lease agreement and construction letter (as set forth respectively in Exhibit "B-1" and Exhibit "B-2") for the Option Property within thirty (30) days from Optionee's exercise of such option. The terms and conditions of the lease agreement pertaining to the Option Property shall be identical to the terms and provisions of the Building 6 Lease, including without limitation the options to extend the term, except as modified by this Agreement and except that the provisions of Section F.1 above relating to shell and interior improvement plans shall be incorporated therein and the provisions of Paragraph 40 ("Lease Term and Commencement Date") of the Lease will be deleted and the provisions coveting the Lease Term, Rental and Hazardous Waste and Toxic Materials, shall be determined as follows:

                  (a) Lease Term and Commencement of Lease: The lease term for the Option Property shall be for a minimum period of ten (10) years, or for a term expiring conterminously with the lease term of the Building 6 Lease (including the option to extend that term, if exercised by Optionee), whichever time period is the longer, but in no event shall the lease term on the Option Property be less than ten (10) years. The term of the lease shall commence as soon as the building and leasehold improvements have been completed by Optionor, unless Optionee delays completion of the building, in which event the lease will commence on the date it would have been completed in the absence of the delays caused by Optionee.

                  (b) Rental:

                           (1) Basic Monthly  Rental:  The initial monthly Basic
Rental (which amount does not include the Management Fee and/or Additional Rent charges which Optionee will be responsible for, including but not limited to taxes, insurance, utilities,

                                                      Initial:  ALK  JA  NHC
                                                                ------------
maintenance, etc., as described in Paragraph 4B of the Building 6 Lease) from the commencement of the lease on the Option Property through the full term of the lease (subject to the rental increases provided for in Section F.2.(b)(2) below) shall be a sum equal to $1.60 absolute triple net per square foot per month times the number of square feet contained within the new building to be constructed; provided, however, that such Basic Rent shall be increased by 8% (non-compounding) for each twelve (12) month period that commences on or after August 1, 1998 or on or before the Commencement Date of the Lease of Building 7. By way of example only, (i) if the Commencement Date occurred during the period commencing on August 1, 1998 and ending on July 31, 1999, the Basic Rent of $1.60 per square foot per month would be increased by 8%; (ii) if the Commencement Date occurred during the period commencing on August 1, 1999 and ending on July 31, 2000, the Basic Rent of $1.60 per square foot per month would be increased by 16%; and (iii) if the Commencement Date occurred during the period commencing on August 1, 2000 and ending on July 31, 2001, the Basic Rent of $1.60 per square foot per month would be increased by 24%. By way of further example, if the Commencement Date for the Building 7 Lease is October 1, 1999, and the new building is 208,096 square feet, the adjusted Basic Rent would be $386,226.18, calculated as follows:

Lease on Option Property to Commence:                 October 1, 1999
Size of Building was:                                 208,096 sq. ft.

Monthly Basic Rent Calculation:
       $1.60 per sq. ft. x 208,096 sq. ft.        =   $332,953.60

Plus 8% annual increase per Twelve Month Period*:
       (8/1/98-10/1/99) = 16% increase            =   $53,272.58

Adjusted Basic Rent as of Lease
       Commencement Date of 10/01/99:                 $386,226.18


                                                       Adjusted
Number of Twelve Month Periods         % Incr.         Base Rent     Basic Rent
--------------------------------------------------------------------------------
*    (1)    8/1/98-7/31/99    x 8%    1st period
--------------------------------------------------------------------------------
*    (2)    8/1/99-7/31/00    x 8%    2nd period
--------------------------------------------------------------------------------
                               16% Total Increase    x $333,953.60 = $386,226.18
--------------------------------------------------------------------------------

Notwithstanding the foregoing, within thirty (30) days after Optionee exercises its option to lease and Optionee has delivered the complete plans and specifications for the Interior Improvements Optionee desires Optionor to construct, as provided for in Section F.1 above, Optionor shall deliver to Optionee Optionor's estimated, projected completion date for the building and all interior improvements to be constructed by Optionor, it being agreed, however, that such date is only an estimate and that the date the Lease shall commence shall be as set forth in Section F.2(a) above. In the event the completion of the building and interior improvements is delayed beyond the date set forth in Optionor's schedule for any reason other than the acts of Optionee, or acts of God, strikes, governmental restrictions, or other causes beyond Optionor's control, then even if the commencement date occurs on August 1 or later in that particular calendar year, the 8% annual increase in Basic Rent for that particular year provided for in this Section shall be inapplicable.

                  (2) Annual Basic Rent Increase: It is understood and agreed that on each and every anniversary of the lease commencement date the Basic Rent will be increased by $.05 per square foot, including extensions of the Building 7 Lease if Optionee timely exercises either of the two five (5) year options to extend the Lease. It is understood by the parties hereto, if Optionee exercises its Option to Extend on either the Building 6 Lease or the Building 7 Lease, the other Lease shall be automatically be extended, subject to the terms stated herein and in each respective Lease.

         (c) Security Deposit: The initial Security Deposit required under the Building 7 Lease (which amount is subject to increase pursuant to Tenant's exercise of any Option to Extend) shall be equal to the sum of the Basic Rent for the first month in the initial

                                                      Initial:  ALK  JA  NHC
                                                                ------------

Lease Term plus the Basic Rent for the last month in the initial Lease Term. For
Example: if the Building 7 Lease commences on October 1, 1999 as shown in the example in Paragraph 2(b)(1) above, and the length of the initial Lease Term is ten years, the Security Deposit required under the Building 7 Lease would be calculated as follows:

Basic Rent due 10/1/99:    $386,226.18 =     $1.856 per square foot
Rent increase over ten year term
= $1.856 + (9 x $0.05)                 =     $0.45 per square foot

Basic Rent due 9/1/09      $479,869.38 =     $2.306 per square foot
                           -----------

Security Deposit:          $866,095.56
                           ===========

                  (d) Hazardous Materials and Toxic Wastes: The parties agree that the provisions of Paragraph 44 of the Building 6 Lease pertaining to hazardous materials and toxic wastes shall be incorporated into the above referenced lease to be executed, if the option to lease is exercised by Optionee, with the exception that notwithstanding any provisions to the contrary in said Paragraph 44 of the Building 6 Lease, Optionee shall have those obligations thereunder with respect to site generated contamination on the Option Property commencing on the date this Agreement is executed by all parties, except as more particularly set forth in Article III Section F(3) of this Agreement, Optionee shall have no responsibility whatsoever, including any obligation to clean up or indemnify with respect to any hazardous materials or toxic wastes present on the Option Property because of the storage, use, disposal or transportation of such materials by any of Optionor's contractors or otherwise arising out of construction work performed by or under the direction of Optionor on the Option Property.

                  (e) Hetch-Hetchy Land: The following language will be included within the Building 7 Lease related to the Hetch-Hetchy Land adjacent to the
Property: "Landlord hereby assigns to Tenant during the Term of this Lease, all of Landlord's right, title, and interest, in and to the property owned by the City and County of San Francisco shown in Orange on Exhibit A attached hereto, and Tenant hereby assumes all responsibilities and liabilities (including, but not limited to a fee and/or tax for the right to use said property including any use provided for in the Deed attached hereto as Exhibit E) that may be imposed by the City and County of San Francisco pertaining to their property and Tenant's use and occupancy thereof. Tenant's right to use the area outlined in Orange will continue until this right to use said property is revoked or terminated by the City and County of San Francisco, at which time said property outlined in Orange belonging to the City and County of San Francisco will no longer be available for Tenant's use, and this lease will continue in full force and effect excluding Tenant's right to use the property outlined in Orange on Exhibit A attached hereto.

         Tenant's use of the property owned by the City and County of San Francisco shall be governed by the terms and conditions of the Deed dated February 5, 1951 between Chizu Oyama Takeda and George Shoji Takeda, as Grantors, and the City and County of San Francisco, as Grantee (the "Deed"). Said Deed is attached hereto as Exhibit E. Among the provisions of said Deed is the restriction that the property shall not be used for parking, and Tenant understands that at no time during the Term of the Lease shall Tenant be allowed to use said property for parking.

         Notwithstanding the foregoing, Tenant may use the Hetch-Hetchy Land for such additional uses as may not be permitted in the Deed provided Tenant (i) obtains the written permission from the City and County of San Francisco to do so in form reasonably acceptable to landlord, (ii) removes the "bridge" which is contemplated to go over said Hetch-Hetchy Land if requested by the City and County of San Francisco and/or if Landlord requires said "bridge" to be removed by the Lease Termination Date, (iii) pays all costs and expenses imposed by the City and County of San Francisco in connection with such permission and use, and
(iv) Tenant indemnifies and holds harmless Landlord from any loss, expense, cost, claim, or liability arising in connection with such permission or any use pursuant to such permission of the Hetch-Hetchy Land undertaken by Tenant, its agents, employees, contractors, invitees, visitors, subtenants

                                                      Initial:  ALK  JA  NHC
                                                                ------------
and/or assignees. Landlord and Tenant agree that if the City of Milpitas will not issue a building permit for Building 7 in the configuration and location for which it is designed as of the date of this Lease because of the proximity to the Hetch-Hetchy Land or for any other reason, then Tenant shall have the option to cause Building 7 to be relocated on the land and redesigned in a new configuration acceptable to the City, Landlord and Tenant, provided the square footage of the relocated and redesigned building is no less than approximately 208,096 square feet and the parking allocation is not reduced due to said redesign and/or relocation."

         G. OPTIONEE'S RIGHT TO TERMINATE OPTION: In the event Optionee wishes Optionor to discontinue holding the Option Property for Optionee's expansion prior to the termination date of this Option Agreement, unless this option is sooner terminated as provided for in this Agreement, Optionee may terminate this Option Agreement by giving Optionor written notice of Optionee's termination of this Option Agreement and paying to Optionor at the time of such notice of termination the option consideration set forth in Article I Section D through the date of Optionee's written notice of such option termination, after which time Optionor shall be free to deal with third parties with respect to the Option Property. In the case of early termination of this Agreement, any prepaid consideration (including but not limited to taxes and assessments) related to this Agreement will be prorated to the date of such early termination, and Optionee will remain liable for payment of the option consideration, as set forth in Article I Section D above, through the termination date of this Agreement and for any accrued but unpaid consideration, and shall be refunded that portion of the prepaid consideration which relates to the period after termination.

         H. TERMINATION OF OPTIONEE'S RIGHTS' In the event (i) Optionee does not submit the complete plans and specifications for the interior improvements of the building within the time period set forth in Article I Section F.1, and such failure to submit plans is not remedied within thirty (30) days thereafter, or
(ii) Optionee  does not execute a lease  agreement  with Optionor  within thirty
(30) days after Optionee's exercise of Optionee's option to lease and such delay is not unreasonably caused by Optionor, or (iii) Optionee is in default in any of the terms, covenants or conditions of the Lease, such default has not been cured within the period provided for in the Building 6 Lease, and Optionor has given written notice to Optionee of its intent to terminate this Agreement because of such default, or (iv) Optionee is in default of any other provisions of this Agreement including, but not limited to, the consideration requirements set forth in Article I Section D above, and (A) fails to cure such default within three (3) days after written notice thereof, in the case of a failure to pay any sums owing from Optionee pursuant to the terms hereof, or (B) fails to cure a default in its performance of any other term or covenant to be kept by Optionee hereunder, within ten (10) days after written notice of such default from Optionor, or (v) Optionee is in material default of the Construction Letter Agreement related to the Building 6 Lease and (A) fails to cure such default within three (3) days after written notice of a monetary default, or (B) within ten (10) days after written notice of any other default (provided if the default cannot reasonably be cured within such ten (10) day period Optionee shall not be in default if it promptly commences the cure and thereafter diligently prosecutes the cure to completion), or (vi) if Optionee does not perform as required under the provisions of Article II below, and (A) such failure continues more than three (3) days after written notice from Optionor of an intent to terminate this Option Agreement due to Optionee's default in the payment of any sums owing thereunder, or (B) Optionee does not cure such default within ten (10) days after written notice from Optionor that it intends to terminate this Agreement due to Optionee's failure to perform any other term or covenant to be kept by Optionee thereunder, then it is agreed that Optionee's rights with respect to this Option Agreement and the Option Property shall terminate if Optionor so elects, at Optionor's sole discretion, by giving written notice of such termination to Optionee, with Optionor being free to deal with third parties with respect to the Option Property and with the Building 6 Lease remaining in full force and effect in the event of such termination; in which event, any prepaid consideration (including but not limited to taxes and assessments) related to this Agreement will be prorated to the date of such termination, and Optionee will remain liable for payment of the option consideration as set forth in Article I Section D above, through the termination date of this Agreement and shall be refunded that portion of the consideration attributable to a period of time after termination. Optionee upon said termination will immediately execute and record at

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agreement  relinquishing  all of  Optionee's  rights to the Option  Property  as contained in this Agreement.

                                   ARTICLE II

                  OPTIONOR'S OPTION TO NOT CONSTRUCT BUILDING
                 ON OPTION PROPERTY - OPTIONEE'S OPTION TO BUY

         Notwithstanding anything to the contrary in Article I above, entitled "Grant of Option to Lease," it is agreed between the parties hereto that if Optionor does not, in Optionor's sole and absolute discretion, choose or desire for any reason whatsoever to construct such building on the Option Property, as provided for in Article I above, then Optionor shall have the right to be relieved from all responsibility to build and/or lease under said Article I, with respect to the Option Property, providing Optionor gives written notice to Optionee within sixty (60) days after Optionee exercises Optionee's option to lease the new facility (Building 7) as provided for in Article I above, that Optionor elects, at Optionor's sole and absolute discretion, not to construct the new building on the Option Property in which event, and in no other event, Optionor agrees to sell Optionee the Option Property upon the following terms and conditions:

         A.  NOTICE  TO  EXERCISE  OPTION  TO BUY - DATE FOR  CLOSE  OF  ESCROW:
Optionee must give notice to Optionor of Optionee's desire to purchase the aforesaid Option Property within thirty (30) days after receipt of Optionor's written notice to Optionee of Optionor's election not to construct as set forth above. It is agreed if Optionee timely exercises this option, that Optionee shall be committed and obligated to close escrow on or before sixty (60) days after Optionor has given Optionee the written notice of Optionor's election not to build as provided for above, subject to delays related to defects in title under Article II Section G below, upon the terms and conditions hereinafter set forth in this Article II and as otherwise provided for in this Agreement.

         B. PURCHASE PRICE: The purchase price of the Option Property shall be an amount equivalent to TWENTY FIVE DOLLARS ($25.00) per square foot of land, plus an eight percent (8%) annual compound interest increase in the purchase price (which increase shall begin accruing as of August 1, 1998), lawful cash consideration, times the number of square feet contained within the Option Property, and shall include easements but shall be exclusive of any area that may be acquired in fee by eminent domain or condemnation by a Public Agency prior to the close of escrow, plus Optionee shall assume any and all assessments on the property existing as of the date of sale as reflected on the City and County tax bills and any supplemental taxes that may be issued at a later date for said property or proposed to be assessed against the property without reduction in the purchase price.

         C. SITE AND PARCEL MAP SURVEY: A survey will be made by a licensed surveyor, elected by Optionor and paid for by Optionee, to determine the exact square footage, and an appropriate parcel map recorded of the property to be conveyed.

         D. TITLE INSURANCE: Optionee will obtain, at Optionee's expense, from Chicago Title Company a standard California Land Title Association (CLTA) Title commitment in an amount equal to the purchase price of the Option Property, in favor of Optionee to insure the Option Property, subject to the permitted exceptions of title set forth in Article II Section E below.

         E. TITLE: The Option Property shall be conveyed strictly on an "as is" basis as set forth in Article II Section F below, and Optionee agrees to take title to the Option Property on an "as is" basis and subject to the following "permitted exceptions":

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

                  (1) All non-delinquent real property taxes and assessments, and bonds outstanding as of the close of escrow, and all exceptions as shown in said Chicago Title Insurance Company's preliminary title report number 771722 dated April 14, 1997, and attached hereto as Exhibit "C" and by reference made a part of this Agreement, except for any of Optionor's current and/or future loans against said Option Property which loans, if any, shall be discharged by Optionor at close of escrow.

                  (2) Any easements, right-of-way, utility or street easement dedications required to be made or common driveway easements, covenants, conditions, and restrictions now of record or of record at the time Optionee exercises its option to buy the Option Property.

                  (3) Any other exceptions to title that do not unreasonably affect the marketability, financeability, or Optionee's reasonable use thereof, and any normal exclusions and provisions of the title company's standard Title Insurance Policy and all matters that a current and accurate survey of the property would disclose.

                  (4) The Waiver and Release Agreement set forth as Exhibit "D" attached, which Optionee agrees to execute and record at the close of escrow.

                  F. "AS-IS":  Optionee  agrees that Optionee is purchasing  the
Option Property subject to the following understanding and agreement: This is a non-contingent and unconditional offer to purchase the property on an "as is" basis. Optionee has inspected the Option Property including acreage, improvements (if any) thereon, environmental and economic characteristics and conditions as of the execution of this Agreement, and acknowledges that Optionee has observed their physical characteristics (including acreage) and conditions, and hereby waives any and all objections to the physical characteristics (including acreage) and condition of the Option Property which would be disclosed by such inspection or otherwise. Optionee acknowledges that Optionor and its employees, agents, or representatives have not made, and do not make, any representations, warranties, or agreements by or on behalf of Optionor as to any matters concerning the Option Property and the present or future use therof, or the suitability of the Option Property for Optionee's intended use. Optionee is purchasing the Option Property hereunder strictly on an "as is" basis and regardless of the condition and repair of the improvements (if any), or the Option Property's topography, climate, air, water rights, utilities, water, possible toxic waste or hazardous materials, present and future zoning, soil, subsoil, purpose to which the Option Property is suited, drainage, access to public roads, and proposed routes or enlargement of road or extensions thereof. Optionee further acknowledges and agrees that the Option Property is, or may be, subject to zoning, P.U.D., or other municipal ordinance restrictions, and is to be purchased, conveyed and accepted by Optionee in its present condition "as is", and that no patent or latent physical condition of the building or Option Property, whether or not known or unknown or discovered at a later date, shall affect this transaction and the purchase price paid for the Option Property hereunder, and Optionee shall be obligated to close escrow notwithstanding the condition of the Option Property or any improvements thereon. Optionee acknowledges that in the event of a purchase of the Option Property by Optionee, Optionor shall not have any obligation to Optionee to remove, clean up or remediate any Hazardous Materials on the Option Property now, or discovered at a later date. As used in this Agreement, the term "Hazardous Materials" shall mean any substance or material which has been determined or is hereafter determined by any state, federal or local governmental authority or regulatory body to be capable of posing a risk of injury to health, safety and/or property, including, but not limited to, all of those materials and substances designated as hazardous or toxic by the Environmental Protection Agency, the California Water Quality Board, the U.S. Department of Labor, the California Department of Industrial Relations, the U.S. Department of Transportation, the California Department of Food & Agriculture, the Consumer Product Safety Commission, the U.S. Department of Health and Human Services, the U.S. Food and Drug Administration, or any other local, state, or federal governmental agency or authority or regulatory body now or hereafter authorized to regulate materials and substances in the environment. Without limiting the generality of the foregoing the term 'Hazardous Materials shall include all of those materials and substances (i) defined as

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                                                                ------------

"toxic materials" in Sections 66680 through 66685 of Title 22 of the California Administrative Code, Division 4, Chapter 30, as the same may be amended from time to time, or (ii) any other hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, any agency of the State of California or any agency or the United States Government, as the above may be amended from time to time. All work in connection with preparing the Option Property for the use intended by Optionee, all costs incident thereto, and all other costs, fees, studies, reports, approvals, plans, surveys, permits and expenses whatsoever necessary or desirable in connection with Optionee's acquiring, developing, using and/or operating the Option Property, shall be obtained and paid for by, and shall be the sole responsibility of, Optionee. Optionee has investigated and has knowledge of operative or proposed governmental laws and regulations including, but not limited to, Zoning, environmental (including specifically the regulations of the Environmental Protection Agency and the Bay Area Pollution Control District) and land use laws and regulations to which the Option Property may be subject, and shall acquire the Option Property subject to the foregoing and to such other laws and regulations that pertain to the Option Property. Optionee has neither received nor relied upon any representations concerning such laws and regulations made by Optionor, Optionor's employees, agents or any other person acting on or in behalf of Optionor. Optionee hereby waives, releases, acquits and forever discharges Optionor, Optionor's employees, agents or any other persons acting on or in behalf of Optionor, of and from any and all claims, actions, causes of action, demands, rights, damages, costs, expenses or compensation whatsoever, direct or indirect, known or unknown, foreseen or unforeseen, that it now has, or which may arise in the future, on account of or in any way growing out of, or connected with, the existence or condition of any improvements or buildings on the Option Property; any toxic wastes or hazardous materials located thereon; any settlement or subsidence of any fill or filled ground on the Option Property or settlement or subsidence of construction thereon, if any; or with any operative or proposed governmental laws and regulations, including, but not limited to, zoning, flood, earthquake, toxic and hazardous materials, environmental and land use laws and regulations to which the Option Property may be subject; or with Optionee's contemplated use and development of the Option Property, or with any other condition of the Option Property or plans.

         Any agreements, warranties or representations not expressly contained herein shall in no way bind Optionor. Optionee expressly waives any right of rescission and all claims for damages by reason of any statement, representation, warranty, promise or covenant, if any, not contained in this Agreement. The provisions of this Section shall survive the close of escrow.

         G. TITLE DEFECTS: If title to the Option Property shall prove to be defective or unmerchantable, Optionor shall have a reasonable time to perfect same providing said period of time shall not exceed one hundred twenty (120) days from Optionee's exercise of the option to purchase the Option Property as provided for in Article II Section A above. If Optionor, after using due diligence and all reasonable efforts, is unable to remove any such defect in the title, either party may terminate this Option Agreement with Optionor having no liability or obligations to Optionee or any other third party, it being agreed, however, that Optionee may take title subject to such defect or imperfection then existing. All matters concerning title to the Option Property shall merge in the Grant Deed. In the event of any defect in or other matter affecting title to the Option Property, Optionee hereby agrees to look only to the aforesaid title insurance policy to secure any damages incurred by Optionee as a result of said defect or matter.

         H. DEED RESTRICTIONS: COVENANTS, CONDITIONS AND RESTRICTIONS TO BE INCORPORATED WITH THE GRANT DEED TO THE OPTION PROPERTY SOLD: It is agreed that the following language shall be incorporated into the Grant Deed to the Option Property sold to Optionee hereunder:

                  1. Grantee, prior to building any buildings or making any material improvements on the subject property shall submit the building plans and specifications, building colors and landscaping plans, and obtain Grantor's written approval of the same. Said approval shall not be unreasonably withheld and shall be promptly given, providing that: (a) the architecture of any building(s) to be constructed on the property deeded by Grantor to Grantee

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

under this deed shall be similar and generally compatible with the architecture of the building previously developed by Grantor for Grantee under the Building 6 Lease; (b) a landscape area is developed along the frontage of the street(s) and will be located between the street and parking area closest to the street; and
(c) a perimeter driveway is developed in front of the building(s) which generally runs near and parallel with the street(s).

                  2. Grantee shall maintain at all times and keep in first class condition all landscaping, driveways, and the exterior of the building(s) and/or improvements approved by Grantor in subsection (1) above, and shall not make material changes in the landscaping, driveways and exterior of the building without the Grantor's written consent, which shall be promptly given and not unreasonably withheld.

                  3. No outside storage, change of building color, additions to the building or signs shall be permitted without the Grantor's written approval, which shall be promptly given and not unreasonably withheld.

                  4. "Grantor" as used herein shall mean and refer to the owner of Building 6 (APN 086-02-039).

                  5. The restrictions contained in (1), (2), (3) and (4) above shall be binding upon and inure to the benefit of the heirs, administrators, successors, and assigns of the parties hereto for a period of twenty-five (25) years from the recording of this deed.

         I. COSTS:  Taxes and assessments  shall be paid by Optionee pursuant to
Article I Section C, and Optionee shall pay one hundred percent (100%) of the title and title insurance costs, escrow fees, CLTA title policy, recording fees, documentary stamps, transfer taxes, and all other normal closing costs.

         J. TERMINATION OF OPTIONEE'S RIGHTS: In the event (i) Optionee does not elect to timely purchase the Option Property as provided for above, or (ii) Optionee does not close escrow within the prescribed period of time after electing to purchase the Option Property, or (iii) Optionee is in default under any of the terms, covenants or conditions of the Building 6 Lease, and such default has not been cured within the period provided for in the Building 6 Lease, and Optionor has given written notice to Optionee of its intent to terminate this Agreement because of such default, or (iv) Optionee is in material default under any provisions of the Construction Letter Agreement related to the Building 6 Lease and fails to cure such default within three (3) days after written notice of a monetary default or within ten (10) days after written notice of any other default (provided if the default cannot reasonably be cured within such ten (10) day period Optionee shall not be in default, if it promptly commences the cure and thereafter diligently prosecutes the cure to completion), or (v) Optionee is in default of any of the terms and conditions of this Agreement, and (A) fails to cure such default within three (3) days after written notice thereof in the case of a failure to pay any sums owing from Optionee hereunder, or (B) fails to cure a default in its performance of any other term or covenant to be kept by Optionee hereunder, within ten (10) days after written notice of such default from Optionor, then it is agreed that all of the Optionee's rights with respect to this Option Agreement and the Option Property shall terminate if Optionor so elects, at Optionor's sole discretion, by giving written notice of such termination to Optionee, at which time this option shall terminate, in which event any prepaid option consideration related to this Agreement will be prorated to the date of such termination by Optionor, and Optionee will remain liable for payment of the option consideration as set forth in Article I Section C above through the termination date of this Agreement by Optionor and shall be refunded that portion of the consideration attributable to a period of time after termination.

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

                                  ARTICLE III

                                    GENERAL

         A. NOTICES: Notices given hereunder shall be given either personally or by registered or certified mail, postage prepaid, addressed to the parties as hereinbelow set forth:

             Optionor:     JOHN ARRILLAGA and RICHARD T. PEERY
                           2560 Mission College Boulevard, Suite 101
                           Santa Clara, CA 95054

             Copy to:      RICHARD T. PEERY
                           2200 Cowper Street
                           Palo Alto, CA 94301

             Optionee:     QUANTUM CORPORATION
                           500 McCarthy Boulevard
                           Milpitas, CA 95035
                           Attention: Joe Rogers, CFO


or at such other address as either party may hereafter designate in writing to the other.

         B. ATTORNEYS FEES: In any action which may be brought to enforce the provisions of this Agreement, the prevailing party in such action shall be entitled to recover from the other party a reasonable attorney's fee in addition to costs and necessary disbursements.

         C. ASSIGNMENT: Optionee may not, under any circumstances, assign its rights under this Agreement to a third party, it being understood that this right is granted strictly to Optionee, and to no other party. Notwithstanding the foregoing, Optionee may assign its interest in this Agreement to a corporation which results from a merger, consolidation or other reorganization in which Optionee is not the surviving corporation, or to a corporation which permanently purchases or otherwise permanently acquires 95% or more of the assets of Optionee; provided however, in the event, if in any such assignment there is not a complete transfer of all of the assets from Optionee to such permitted assignee, and Optionee continues to exist as a separate entity, the permitted assignee and Optionee shall be jointly and severally liable for the full terms and conditions of this Agreement.

         D. BINDING EFFECT: This Agreement shall inure to the benefit of and shall be binding upon the heirs, personal representatives, successors, and assigns of the parties hereto.

         E.  OPTIONOR'S  REPRESENTATION  TO  OPTIONEE  AND  TESTING:   Regarding
Hazardous  Materials  or toxic  wastes on the  Option  Property  subject to this
Agreement:

                  (1) Optionor hereby makes the following representations to Optionee regarding Hazardous Materials and toxic wastes on the Option Property, each of which is made only to the best of Optionor's knowledge as of the date Optionor executes this Agreement, without any inquiry or investigation having been made by Optionor regarding this subject, nor does Optionor have any obligation to investigate or make inquiry regarding the subject inasmuch as Optionee is conducting its own soil and water investigation of the Option Property prior to, and within thirty (30) days following its execution of this
Agreement:

                           (a) The soil and ground  water on or under the Option
Property does not contain Hazardous Materials in amounts which violate any laws to the extent that any governmental entity could require Optionor to take any remedial action with respect to such Hazardous Materials.

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                                      -11-

                           (b)  During  the time  that  Optionor  has  owned the
Option Property Optionor has received no notice of (i) any violation, or alleged violation, of any law that has not been corrected to the satisfaction of the appropriate authority, (ii) any pending claims relating to the presence of Hazardous Material on the Option Property, or (iii) any pending investigation by any governmental agency concerning the Option Property relating to Hazardous Materials.

                  (2) Optionor or Optionee may, at any time, conduct soil sampling of, and/or cause testing wells to be installed on the Option Property, and may cause the soil and the ground water to be tested to detect the presence of Hazardous Material by the use of such tests as are then customarily used for such purposes. Testing wells installed by Optionee shall be paid for by Optionee. Prior to the expiration or termination of the Option Period, Optionee shall attempt to ascertain in writing from Optionor if Optionor wants Optionee to remove any and/or all testing wells it has installed at the Option Property, and return the Option Property to the condition existing prior to the installation of such wells.

                  (3) If any tests performed by Optionor or Optionee during the Option Period disclose Hazardous Materials (at or above then current action levels as required by the governing agency) at the Option Property which are not the responsibility of Optionee pursuant to the Building 6 Lease, prior to Optionor and Optionee entering into a lease for the Option Property, Optionor at its expense will promptly take all action required by law with respect to the existence of such materials at the Option Property, except for dumping of hazardous waste or toxic materials originating on the surface of the Option Property after the date this Agreement is executed by all parties, which shall be Optionee's obligation to promptly clean up and remove, and to pay for the cost of such clean up and removal; provided, however, Optionee shall have no responsibility whatsoever, including any obligation to clean up and remove any Hazardous Materials or toxic wastes originating on the surface of the Option Property because of the storage, use, disposal or transportation of such materials or wastes by any of Optionor's contractors or otherwise arising out of construction work performed by or under the direction of Optionor on the Option Property, and Optionor shall be responsible for all required actions with respect to such materials and wastes as provided above in this subsection (3). Optionee's obligations with respect to Hazardous Materials or toxic wastes thereafter originating on the surface of the Option Property shall terminate if Optionee terminates its option, unless such wastes or materials originated on the surface of the Option Property prior to such termination or originated from the premises leased by Optionee under the Building 6 Lease or the Building leased from Optionor by Optionee located at 1140 Technology Drive, 500 McCarthy Blvd., 900 Sumac Drive, 1000 Sumac Drive, and 1101 Sumac Drive, in Milpitas California. Notwithstanding the foregoing, if Optionee purchases the Option Property, Optionor shall not be responsible for the clean up or removal of any such toxic wastes and/or Hazardous Materials, as Optionee is buying the Option Property "as is" and shall assume any and all responsibility for same.

                  (4) The obligations of Optionor and Optionee under this Section F shall survive the expiration or earlier termination of this Agreement.

                  (5) If within thirty (30) days after this Agreement is signed by Optionor and Optionee, any tests performed by Optionee disclose Hazardous Materials or toxic wastes in material amounts which violate any laws to the extent any governmental entity could require an owner or occupier of the Option Property to take any remedial action with respect to such materials or wastes, then Optionee shall have the right by written notice to Optionor, to simultaneously terminate this Agreement and all other agreements between the parties relative to the Option Property. Optionor may elect, at Optionor's sole and absolute discretion, to remediate or haul away the Hazardous Materials or toxic waste. In the event Optionor elects to remediate or haul away the Hazardous Materials or toxic waste, Optionee will not have the option to terminate any of the Agreements as outlined above.

         F: RIGHTS AND OBLIGATIONS WITH RESPECT TO OPTION PROPERTY: Optionee shall have the right to fence the Option Property, but except as provided in this Section, Optionee shall not have the right to use the Option Property prior to an exercise of the

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                                                                ------------
                                      -12-
option. Optionee shall, for any portion of the Option Property for which the option has not been terminated, either arrange to have such portion of the Option Property farmed, or periodically disked to control the growth of weeds and keep the Option Property neat and clean and free from debris of any kind and all at Optionee's cost and expense. Optionor agrees not to grant any other person or entity the right to use the Option Property without the prior written consent of Optionee, which shall not be unreasonably withheld or delayed.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date last written below.

                           OPTIONOR:
                           RICHARD T. PEERY SEPARATE PROPERTY TRUST

                           By /s/ Richard T. Peery
                              --------------------------------------------------
                           Richard T. Peery, Trustee

                           Date:  6/26/97
                              --------------------------------------------------

                           JOHN ARRILLAGA SURVIVOR'S TRUST

                           By /s/ John Arrillaga, Trustee
                              --------------------------------------------------
                           John Arrillaga, Trustee

                           Dated:  6/30/97
                              --------------------------------------------------

                           OPTIONEE:

                           QUANTUM CORPORATION,
                           a Delaware corporation

                           By /s/ Andrew Kryder
                              --------------------------------------------------
                           Andrew Kryder, Vice President Finance and Corporate General Counsel

                           Dated: June 25, 1997
                              --------------------------------------------------

                           By /s/ Norm Claus
                              --------------------------------------------------
                           Norm Claus, Vice President Real Estate and Corporate Services

                           Date: June 25, 1997
                              --------------------------------------------------


                                                      Initial:  ALK  JA  NHC
                                                                ------------

                                                                       Quantum 5

                                AMENDMENT NO. 1
                                    TO LEASE

         THIS AMENDMENT NO. I is made and entered into this 16th day of April, 1997, by and between JOHN ARRILLAGA, Trustee, or his Successor Trustee UTA dated 7/20/77 (JOHN ARRILLAGA SURVIVOR'S TRUST) (previously known as the "John Arrillaga Separate Property Trust") as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended, collectively as LANDLORD, and QUANTUM CORPORATION, a Delaware corporation, as TENANT.

                                    RECITALS

         A. WHEREAS, by Lease Agreement dated March 23, 1994 Landlord leased to Tenant all of that certain 94,484+ square foot building located at 1101 Sumac Drive, Milpitas, California, the details of which are more particularly set forth in said March 23, 1994 Lease Agreement, and

         B. WHEREAS, said Lease was amended by the Commencement Letter dated December 15, 1994 which established the January 1, 1995 Commencement Date of the Lease, and the Termination Date of September 30, 2006, and,

         C. WHEREAS, it is now the desire of the parties hereto to amend the Lease by (i) extending the Term for five (5) years pursuant to Lease Paragraph 41 ("First Five-Year Option to Extend"), (ii) amending the Basic Rent schedule and Aggregate Rent, (iii) adding a Third Option to Extend, (vi) amending Paragraphs 47 ("Cross Default") and 12 ("Property Insurance"), (v) replacing Lease Paragraph 52 ("Structural Capital Costs Regulated by Governmental Agencies After the Commencement of this Lease not Caused by Tenant or Tenant's Uses or Remodeling of the Premises"), and (vi) amending and/or replacing certain provisions of the Lease commencing as of the commencement of the Third Extended Term of said Lease Agreement as hereinafter set forth.

                                   AGREEMENT

         NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and in consideration of the hereinafter mutual promises, the parties hereto do agree as follows:

         1. TERM OF LEASE: It is agreed between the parties that Tenant has exercised its First Five-Year Option to Extend said Lease as detailed in Lease Paragraph 41. Pursuant to the terms of said Paragraph 41, the Term of said Lease Agreement shall be extended for an additional five (5) year period from the schedule Lease Termination Date of September 30, 2006; therefore the Lease Termination Date shall be changed from September 30, 2006 to September 30, 2011.

         2. CONCURRENT EXERCISE OF OPTION TO EXTEND: Pursuant to Lease Paragraph 40C ("Lease Terms Co-Extensive"), it is understood between the parties that if Tenant exercises its Option to Extend this Lease, the terms of the Building 1, Building 2, Building 3 and Building 4 Leases (the "Existing Leases") are to be extended accordingly. The monthly Basic Rent during the extended term under each of the Leases shall be increased by $.05 per square foot on the commencement date of the extended term and thereafter on each and every anniversary of the respective lease commencement date; therefore, concurrently with the execution of this Amendment No. 1, Landlord and Tenant shall execute amendments to the Existing Leases, extending the terms of each of the Existing Leases for five years pursuant to said lease's respective First Five-Year Option to Extend. It is also understood that in the event Tenant (i) exercises any of its Options to Extend this Lease, or if Tenant exercises any of its Options to Extend any of the Existing Leases, each of the five Leases shall be extended accordingly.

         3. BASIC RENTAL FOR EXTENDED TERM OF LEASE: The monthly Basic Rental for the Extended Term of Lease shall be as follows:

         On October 1, 2006, the sum of ONE HUNDRED EIGHTY ONE THOUSAND FOUR HUNDRED NINE AND 28/100 DOLLARS ($181,409.28) shall be due, and a like sum due on the first day of each month thereafter through and including September 1, 2007.


                                                                            JA
                                                                Initial:   ALK
                                                                         -------

                                                                       Quantum 5

         On October 1, 2007, the sum of ONE HUNDRED EIGHTY SIX THOUSAND ONE HUNDRED THIRTY THREE AND 48/100 DOLLARS ($186,133.48) shall be due, and a like sum due on the first day of each month thereafter through and including September I, 2008.

         On October 1, 2008, the sum of ONE HUNDRED NINETY THOUSAND EIGHT HUNDRED FIFTY SEVEN AND 68/100 DOLLARS ($190,857,68) shall be due, and a like sum due on the first day of each month thereafter through and including September 1, 2009.

         On October 1, 2009, the sum of ONE HUNDRED NINETY FIVE THOUSAND FIVE HUNDRED EIGHTY ONE AND 88/100 DOLLARS ($195,581.88) shall be due, and a like sum due on the first day of each month thereafter through and including September 1, 2010.

         On October 1, 2010, the sum of TWO HUNDRED THOUSAND THREE HUNDRED SIX AND 08/100 DOLLARS ($200,306.08) shall be due, and a like sum due on the first day of each month thereafter through and including September 1,2011.

         The  Aggregate   Basic  Rent  for  the  Lease  shall  be  increased  by
$11,451,460.80 or from $21,171,029.88 to $32,622,490.68.

         4. THIRD FIVE-YEAR OPTION TO EXTEND: Provided Tenant has extended the Lease for an additional five (5) year period pursuant to Lease Paragraph 42 ("Second Five Year Option To Extend"), Landlord hereby grants to Tenant a third option to extend the Term of this Lease for an additional five (5) year period upon the following terms and conditions:

         A. Tenant shall give Landlord written notice of Tenant's exercise of this option to extend at least one hundred eighty (180) days prior to the expiration of the Lease Term as extended pursuant to Lease Paragraph 42 ("Second Five Year Option To Extend"), in which event the Lease shall be considered extended for an additional five (5) year period upon the same terms and conditions as this Lease, absent this Paragraph 4 and subject to the Rental as set forth below. In the event that Tenant fails to timely exercise Tenant's option as set forth herein in writing, Tenant shall have no further option to extend this Lease or the Other Leases, and this Lease shall continue in full force and effect for the full remaining term hereof, absent this Paragraph 4.

         B. The monthly Basic Rent for the option period shall be as follows in the event the option is exercised:

Period                               Monthly Basic Rent
------                               ------------------

Months 1-12                              $2.42/sf
Months 13-24                             $2.47/sf
Months 25-36                             $2.52/sf
Months 37-48                             $2.57/sf
Months 49-60                             $2.62/sf

         C. Notwithstanding anything contained herein, Tenant may not exercise the option to extend granted by this Paragraph 4 at any time that Tenant is in default (default for monetary and material default for non-monetary) of its obligations under this Lease, if Tenant has received written notice from Landlord that Tenant is in default, and such default has not been timely cured within the time period provided for in this Lease; provided, however, that if such default of Tenant is not for money due under this Lease and cannot be cured, and if Landlord does not elect to terminate this Lease as a result of such non-curable default by Tenant, Tenant may exercise the option to extend granted by this Paragraph 4 notwithstanding such non-curable default.

         5. CROSS DEFAULT: Notwithstanding anything to the contrary in Paragraph 47 of this Lease, said Paragraph 47 is hereby amended to include the following:
"Landlord shall have the option of considering a default under this Lease or a default under any of the Existing Leases (i.e. the leases for Building 1, Building 2, Building 3 and Building 4)to be a default under all such leases, only with respect to such leases under which Landlord is also the 'Landlord' at the time such default occurs. By way of example, if at the time a default of Tenant occurs under this Lease, Landlord has sold the premises described in any of the Existing Leases and is no longer the 'Landlord' thereunder, then a


                                                                            JA
                                                                Initial:   ALK
                                                                         -------

                                                                       Quantum 5

default under this Lease shall not constitute a default under any of such Existing Leases so sold by Landlord (unless the premises leased under this Lease and the Existing Leases are sold to the same entity), and a default by Tenant under any of such Existing Leases so sold by Landlord shall not constitute a default under this Lease or any other of the Existing Leases then remaining between Landlord and Tenant. However, if the Landlord under this Lease and the Existing Leases is one in the same at the time of said default, said cross default provisions shall apply."

         6. PROPERTY INSURANCE: Lease Paragraph 12 ("Property Insurance") is hereby amended to include the following: "Tenant acknowledges that as part of the cost of insurance policies for the Premises, Tenant is responsible for the payment of insurance deductibles on insurance claims as they relate to the Premises subject to the limitations provided in Lease Paragraph 54 ("Property Insurance") which limitations are applicable only during the initial Lease Term and the First Lease Extension Period and the Second Lease Extension Period. Said limitation provided for in Lease Paragraph 54 are null and void at the commencement of the Third Lease Extended Term".

         7. STRUCTURAL CAPITAL COSTS REGULATED BY GOVERNMENTAL AGENCIES AFTER THE COMMENCEMENT OF THIS LEASE NOT CAUSED BY TENANT OR TENANT'S USES OR REMODELING OF THE PREMISES: Lease Paragraph 52 ("Structural Capital Costs Regulated by Governmental Agencies after the Commencement of this Lease Not Caused by Tenant or Tenant's Uses or Remodeling of the Premises") is hereby deleted and replaced with the following:

                  "52. STRUCTURAL CAPITAL COSTS REGULATED BY GOVERNMENTAL AGENCIES AFTER THE COMMENCEMENT OF THIS LEASE NOT CAUSED BY TENANT OR TENANT'S USES OR REMODELING OF THE PREMISES: The provisions of this Paragraph 52 shall modify Paragraphs 7 and 14:

                  A. If (i) during the last five (5) years of the First Extended Term of the Lease if said Lease has not been extended as provided for in Lease Paragraph 42 ("Second Five Year Option To Extend") or in
         Paragraph  4  ("Third  Five  Year  Option  to  Extend")  above or Lease
         Paragraph 40C ("Lease Terms Co-Extensive"), or (ii) during either of the five (5) year extension periods permitted by Lease Paragraph 42 or Paragraph 4 above, or Lease Paragraph 40C above, it becomes necessary (due to any governmental requirement for continued occupancy of the Premises) to make structural improvements required by laws enacted or legal requirements imposed by governmental agency(s) after the Commencement Date, and the cost for each required work or improvements exceeds $100,000, then if such legal requirement is not imposed because of Tenant's specific use of the Premises and is not "triggered" by Tenant's Alterations or Tenant's application for a building permit or any other governmental approval (collectively "Tenant's Actions") in which instance Tenant shall be responsible for 100% of the cost of such improvements, Landlord shall be responsible for paying the cost of such improvement and constructing such improvement, subject to a cash contribution from Tenant of a portion of the cost thereof as provided for and calculated in Paragraph 52B.

                  B. When Landlord makes an improvement pursuant to Paragraph 52A, and as a condition to Landlord's obligation to construct such improvement, Tenant shall make the following contribution in cash to Landlord for the cost thereof prior to the commencement of the work by Landlord. It is agreed that Tenant shall pay to Landlord 100% of the cost of the first $100,000.00 worth of each improvement. After the first $100,000.00, all costs above $100,000.00 shall be divided by 15 and multiplied by the time period remaining in the last five years of the Lease Term from the date work on such improvement commences.

                  For example, if the improvement is not required as a result of Tenant's Actions and if the cost of such improvement was $400,000 and there was one year and six months remaining in the Lease term when the work commenced, then Tenant would be responsible for reimbursing Landlord in cash $130,000.00 computed as follows:


                                                                            JA
                                                                Initial:   ALK
                                                                         -------

                                                                       Quantum 5

        Total Cost of Work                             $400,000.00
        Tenant Responsible for
        1st $100,000                                  - 100,000.00
        Total Amount To Be Amortized                   $300,000.00

        $300,00,0.00/15 = $20,000.00/yr. x 1.5 yrs =   $ 30,000.00

        Tenant responsible for $100,000 + $30,000.00 = $130,000.00

                  C. If Landlord has made improvements, for which Tenant has reimbursed Landlord for the cost thereof pursuant to Paragraph 52B, and the term of this Lease is subsequently extended pursuant to the exercise by Tenant of an option to renew pursuant to Lease Paragraph 42 or Paragraph 4 above, upon the exercise of any such option by Tenant, Tenant shall pay to Landlord an additional sum equal to the total amount of said improvement less the amount previously paid for by Tenant. Using the example in Paragraph 52B above, Tenant would owe Landlord the additional amount of $270,000.00 ($400,000.00 - $130,000.00 = $270,000.00)."

         8. THIRD OPTION PERIOD - LEASE PROVISION CHANGES: In the event Tenant exercises its Third Option to Extend as provided for in Paragraph 4 above, the following amendments (contained within Paragraphs 9 through 18) are herein made to the Lease to be effective upon the commencement of the third option period ("Third Option Period"), or during any period following the expiration of the Lease Term or expiration of the Lease when Tenant is in possession of the Premises.

         9. LATE CHARGE: Effective as of the first day of the Third Option Period, the Late Charge referenced in Lease Paragraph 4.D ("Late Charge") shall be changed from five percent (5 %) to ten percent (10%), and Lease Paragraph 49 ("Limitation on Late Charge") shall be deleted in its entirety and of no further force or effect.

         10. MANAGEMENT FEE: Notwithstanding anything to the contrary in the Lease, effective as of the first day of the Third Option Period, and on the first day of each month thereafter, Tenant shall pay to Landlord, in addition to the Basic Rent and Additional Rent, a fixed monthly management fee ("Management Fee") equal to one percent (1%) of the Basic Rent due for each month during the Lease Term.

         11. HAZARDOUS MATERIALS: Effective as of the first day of the Third Option Period, Lease Paragraph 44 ("Hazardous Materials") shall be deleted in its entirety and replaced with the following:

                  "44. HAZARDOUS MATERIALS: Landlord and Tenant agree as follows with respect to the existence or use of "Hazardous Materials" (as defined herein) on, in, under or about the Premises and real property located beneath said Premises, which includes the entire parcel of land on which the Premises are located as shown in Green on Exhibit A to the Lease (hereinafter collectively referred to as the "Property"):

                  A. As used herein, the term "Hazardous Materials" shall mean any material, waste, chemical, mixture or byproduct which is or hereafter is defined, listed or designated under Environmental Laws (defined below) as a pollutant, or as a contaminant, or as a toxic or hazardous substance, waste or material, or any other unwholesome, hazardous, toxic, biohazardous, or radioactive material, waste, chemical, mixture or byproduct, or which is listed, regulated or restricted by any Environmental Law (including, without limitation, petroleum hydrocarbons or any distillates or derivatives or fractions thereof, polychlorinated biphenyls, or asbestos). As used herein, the term "Environmental Laws" shall mean any applicable Federal, State of California or local government law (including common law), statute, regulation, rule, ordinance, permit, license, order, requirement, agreement, or approval, or any determination, judgment, directive, or order of any executive or judicial authority at any level of Federal, State of California or local government


                                                                            JA
                                                                Initial:   ALK
                                                                         -------

                                                                       Quantum 5

         (whether now existing or subsequently adopted or promulgated) relating to pollution or the protection of the environment, ecology, natural resources, or public health and safety.

                  B. Tenant shall notify Landlord prior to the occurrence of any Tenant's Hazardous Materials Activities (defined below). Landlord acknowledges that Tenant shall use, in compliance with applicable Environmental Laws, customary household and office supplies (Tenant shall first provide Landlord with a list of said materials use), such as mild cleaners, lubricants and copier toner. Any and all of Tenant's Hazardous Materials Activities shall be conducted in conformity with this Paragraph 44, Paragraph 14 of this Lease, and in compliance with all Environmental Laws and regulations. As used herein, the term "Tenant's Hazardous Materials Activities" shall mean any and all use, handling, generation, storage, disposal, treatment, transportation, release, discharge, or emission of any Hazardous Materials on, in, beneath, to, from, at or about the Property, in connection with Tenant's use of the Property, or by Tenant or by any of Tenant's agents, employees, contractors, vendors, invitees, visitors or its future subtenants or assignees or other third parties (including "dumping" by others) (or which Hazardous Materials originate on the surface of the Premises any time on or after the Commencement Date of this Lease, but excluding Hazardous Materials on the Premises prior to the Lease Commencement Date because of the storage, use, disposal, or transportation of such materials or waste by any of Landlord's contractors or otherwise arising out of construction work performed by or under the direction of Landlord on the Premises and Landlord shall be responsible for all required actions with respect to such materials or wastes). Tenant agrees to provide Landlord with prompt written notice of any spill or release of Hazardous Materials at the Property during the term of the Lease of which Tenant becomes aware, and further agrees to provide Landlord with prompt written notice of any violation of Environmental Laws in connection with Tenant's Hazardous Materials Activities of which Tenant becomes aware. If Tenant's Hazardous Materials Activities involve Hazardous Materials other than normal use of customary household and office supplies, Tenant also agrees at Tenant's expense: (i) to install such Hazardous Materials monitoring, storage and containment devices as may be required by Environmental Laws, regulations and/or governing agencies; (ii) to provide Landlord with a written inventory of such Hazardous Materials, including an update of same each year upon the anniversary date of the Commencement Date of the Lease ("Anniversary Date"); and (iii) on each Anniversary Date to provide to Landlord copies of all documentation and records, required by applicable Environmental Laws to be prepared and submitted to governmental authorities, relating to use at the Property of Hazardous Materials or to Tenant's Hazardous Materials Activities, if any. If upon completion of Landlord's review of said documentation and records, Landlord reasonably questions if Tenant is in compliance with all applicable Environmental Laws with respect to Tenant's Hazardous Materials Activities, Tenant agrees within thirty (30) days following receipt of written notice from Landlord, to retain a qualified environmental consultant, acceptable to Landlord, to evaluate whether Tenant is in compliance with all applicable Environmental Laws with respect to Tenant's Hazardous Materials Activities. Tenant, at its expense, shall submit to Landlord a report from such environmental consultant which discusses the environmental consultant's findings within two (2) months of each Anniversary Date. Tenant, at its expense, shall promptly undertake and complete any and all steps necessary, and in full compliance with applicable Environmental Laws, to fully correct any and all problems or deficiencies identified by the environmental consultant, and promptly provide Landlord with documentation of all such corrections.

                  C. Prior to termination or expiration of the Lease, Tenant, at its expense, shall (i) properly remove from the Property all Hazardous Materials which come to be located at the Property in connection with Tenant's Hazardous Materials Activities, and (ii) fully comply with and complete all facility closure requirements of applicable Environmental Laws regarding Tenant's Hazardous Materials Activities, including but not limited to (x) properly restoring and repairing the Property to the extent damaged by such closure activities, and (y) obtaining from the local Fire Department or other appropriate governmental authority with any legal or regulatory jurisdiction a written concurrence that closure has been completed in compliance with applicable

                                                                            JA
                                                                Initial:   ALK
                                                                         -------

                                                                       Quantum 5

         Enviroamental Laws. Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any such closure activities.

                  D. If Landlord, upon consultation with Tenant, reasonably concludes that the Property has become contaminated as a result of Tenant's Hazardous Materials Activities, Landlord in addition to any other rights it may have under this Lease or under Environmental Laws or other laws, may enter upon the Property and conduct inspection, sampling and analysis, including but not limited to obtaining and analyzing samples of soil and groundwater, for the purpose of determining the nature and extent of such contamination except to the extent that such activities may be inconsistent with Tenant's compliance with Environmental Laws. Tenant shall promptly reimburse Landlord for the costs of such an investigation, including but not limited to reasonable attorneys' fees Landlord incurs with respect to such investigation to the extent, and only to the extent, that it that discloses Hazardous Materials contamination for which Tenant is liable under this Lease. Except as may be required of Tenant by applicable Environmental Laws, Tenant shall not perform any sampling, testing, or drilling to identify the presence of any Hazardous Materials at the Property, without Landlord's prior written consent which shall not be unreasonably withheld. Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any sampling, testing or drilling performed pursuant to the preceding sentence.

                  E. Tenant shall indemnify, defend (with legal counsel acceptable to Landlord, whose consent shall not unreasonably be withheld) and hold harmless Landlord, its employees, assigns, successors, successors-in-interest, agents and representatives from and against any and all claims (including but not limited to third party claims from a private party or a government authority), liabilities, obligations, losses, causes of action, demands, governmental proceedings or directives, fines, penalties, expenses, costs (including but not limited to reasonable attorneys', consultants' and other experts' fees and costs), and damages, which arise from or relate to:
         (i) Tenant's Hazardous Materials Activities; (ii) any Hazardous Materials contamination caused by Tenant prior to the Commencement Date of the Lease; or (iii) the breach of any obligation of Tenant under this Paragraph 44 (collectively, "Tenant's Environmental Indemnification"). Tenant's Environmental Indemnification shall include but is not limited to the obligation to promptly and fully reimburse Landlord for losses in or reductions to rental income, and diminution in fair market value of the Property. Tenant's Environmental Indemnification shall further include but is not limited to the obligation to diligently and properly implement to completion, at Tenant's expense, any and all environmental investigation, removal, remediation, monitoring, reporting, closure activities, or other environmental response action as may be required by applicable Environmental Laws, regulations or governing agencies (collectively, "Response Actions"). Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any Response Actions.

                  F. Landlord hereby makes the following representations to Tenant, each of which is made only to the best of Landlord's knowledge as of the date Landlord executes this Lease, without any inquiry or investigation having been made or required by Landlord regarding this subject, nor does Landlord have any obligation to investigate or make inquiry regarding the subject:

                  (1) The soil and ground water on or under the Premises does not contain Hazardous Materials in amounts which violate any laws to the extent that any governmental entity could require either Landlord or Tenant to take any remedial action with respect to such Hazardous Materials.

                  (2) During the time that Landlord has owned the Premises, Landlord has received no notice of (i) any violation, or alleged violation, of any law that has not been corrected to the satisfaction of the appropriate authority, (ii) any pending claims relating to the presence of Hazardous Material on the Premises, or (iii) any pending investigation by any governmental agency concerning the Premises


                                                                            JA
                                                                Initial:   ALK
                                                                         -------

                                                                       Quantum 5

         relating to Hazardous Materials.

                  G. Landlord and Tenant shall each give written notice to the other as soon as reasonably practicable of (i) any communication received from any governmental authority concerning Hazardous Materials which relates to the Premises, and (ii) any contamination of the Premises by Hazardous Materials which constitutes a violation of any law. Attached as Exhibit "C" to the Lease is a list of Hazardous Materials that Tenant intends to use at the Premises. If during the Lease Term Tenant proposes to use other Hazardous Materials at the Premises, Tenant shall inform Landlord of such use, identifying the Hazardous Materials and the manner of their use, storage and disposal, and shall agree (i) to use, store and dispose of such Hazardous Materials strictly in compliance with all laws, regulations and governing agencies and (ii) that the indemnity set forth in Paragraph 44 shall be applicable to Tenant's use of such Hazardous Material.

                  H. Landlord or Tenant may, at any time, cause testing wells to be installed on the Premises, and may cause the ground water to be tested to detect the presence of Hazardous Material by the use of such tests as are then customarily used for such purposes. Testing wells installed by Tenant shall be paid for by Tenant. If tests conducted by Landlord disclose that Tenant has violated any Hazardous Materials, laws, or Tenant or parties on the Premises during the Term of this Lease have contaminated the Premises as determined by regulatory agencies pursuant to Hazardous Materials laws, or that Tenant has liability to Landlord pursuant to Paragraph 44A, then Tenant shall pay for 100 percent of the cost of the test and all related expense. Prior to the expiration of the Lease Term, Tenant shall remove any testing wells it has installed at the Premises, and return the Premises to the condition existing prior to the installation of such wells, unless Landlord requests in writing that Tenant leave all or some of the testing wells in which instance the wells requested to be left shall not be removed.

                  I. If any tests performed by Tenant or Landlord prior to the Commencement Date disclose Hazardous Materials at the Premises, Landlord at its expense will promptly take all reasonable action required by law with respect to the existence of such Hazardous Materials at the Premises. The Commencement Date shall not be delayed because of such action by Landlord unless occupation of the Premises is prohibited by law.

                  J. The obligations of Landlord and Tenant under this Paragraph 44 shall survive the expiration or earlier termination of the Term of this Lease. The rights and obligations of Landlord and Tenant with respect to issues relating to Hazardous Materials are exclusively established by this Paragraph 44."

         12. REAL ESTATE TAXES: Effective as of the first day of the Third Option Period, Lease Paragraph 53 ("Real Estate Taxes") shall be deleted in its entirety and replaced with the following:

                  "53. REAL PROPERTY TAXES: Paragraph 9 is modified by the following:

                  A. The term "Real Property Taxes" shall not include charges, levies or fees directly related to the use, storage, disposal or release of Hazardous Materials on the Premises unless directly related to Tenant's Activities at this site or on other sites leased and/or owned by Tenant; however, Tenant shall be responsible for general or special tax and/or assessments (related to Hazardous Materials and/or toxic waste) imposed on the Property provided said special tax and/or assessment is not imposed due to on-site originated contamination on the Property (by third parties not related to Tenant) prior to the Lease Commencement Date. Subject to the terms and conditions stated herein, Tenant shall be responsible for paying one hundred percent (100 %) of said taxes and/or assessments allocated to the Property.

                  B. If any assessments for public improvements are levied against the Premises, Landlord may elect either to pay the assessment in full or to allow the asessment to go to bond. If Landlord pays the assessment in full, Tenant shall pay to Landlord or any


                                                                            JA
                                                                Initial:   ALK
                                                                         -------

                                                                       Quantum 5

         assignee or purchaser of the Premises each time payment of Real Property Taxes is made a sum equal to that which would have been payable (as both principal and interest) had Landlord allowed the assessment to go to bond.

                  C. Tenant at its cost shall have the right, at any time, to seek a reduction in the assessed valuation of the Premises or to contest any Real Property Taxes that are to be paid by Tenant. If Tenant seeks a reduction or contests such Real Property Taxes, the failure on Tenant's part to pay such Real Property Taxes being so contested shall not constitute a default so long as Tenant complies with the provisions of this Paragraph. Landlord shall not be required to join in any proceeding or contest brought by Tenant unless the provisions of any law require that the proceeding or contest be brought by or in the name of Landlord. In that case Landlord shall join in the proceedlngs or contest or permit it to be brought in Landlord's name as long as Landlord is not required to bear any cost. Tenant, on final determination of the proceeding or contest, shall immediately pay or discharge its share of any Real Property Taxes determined by any decision or judgment rendered, together with all costs, charges, interest, and penalties incidental to the decision or judgment. If Tenant does not pay the Real Property Taxes when due pursuant to the Lease and Tenant seeks a reduction or contests them as provided in this paragraph, before the commencement of the proceeding or contest Tenant shall furnish to Landlord a surety bond in form reasonably satisfactory to Landlord issued by an insurance company qualified to do business in California. The amount of the bond shall equal 125 % of the total amount of Real Property Taxes in dispute and any such bond shall be assignable to any lender or purchaser of the Premises. The bond shall hold Landlord and the Premises harmless from any damage arising out of the proceeding or contest and shall insure the payment of any judgment that may be rendered."

         13. PROPERTY INSURANCE: Effective as of the first day of the Third Option Period, section B of Lease Paragraph 54 ("Property Insurance") shall be deleted in its entirety and be of no further force or effect.

         14. ASSIGNMENT AND SUBLETTING: Effective as of the first day of the Third Option Period, Lease Paragraph 55 ("Assignment and Subletting") shall be deleted in its entirety and replaced with the following:

                  "55. ASSIGNMENT AND SUBLETTING: The following modifications are made to Paragraph 16:

                  A. In the event that Tenant seeks to make any assignment or sublease, then Landlord, by giving Tenant written notice of its election within fifteen (15) days after Tenant's notice of intent to assign or sublease has been given to Landlord, shall have the right to elect (i) to withhold its consent to such assignment or sublease, as permitted pursuant to Paragraph 16, or (ii) to permit Tenant to so assign the Lease or sublease such part of the Premises, in which event Tenant may do so, but without being released of its liability for the performance of all of its obligations under the Lease, and the following shall apply (except the following shall not apply to a "Permitted Transfer" described in Paragraph 56):

                  (1) If Tenant assigns its interest in this Lease, then in addition to the rental provided for in this Lease, Tenant shall pay to Landlord fifty percent (50%) of all Rent and other consideration received by Tenant over and above (i) the assignee's agreement to assume the obligations of Tenant under this Lease and (ii) all
         "Permitted Transfer Costs" (as defined herein) related to such assignment. As used herein, the term "Permitted Transfer Costs" shall mean all reasonable leasing commissions paid to third parties not affilliated with Tenant in order to obtain the assignment or sublease in question.

                  (2) If Tenant sublets all or part of the Premises, then Tenant shall pay to Landlord in addition to the Rent provided for in this Lease fifty percent (50%) of the positive difference, if any, between
         (i) all rent and other consideration paid or provided


                                                                            JA
                                                                Initial:   ALK
                                                                         -------

                                                                       Quantum 5

         to Tenant by the subtenant, less (ii) all Rent paid by Tenant to Landlord pursuant to this Lease which is allotable to the area so sublet and all Permitted Transfer Costs related to such sublease. After Tenant has recovered all Permitted Transfer Cost Tenant shall pay to Landlord the amount specified in the preceding sentence on the same basis, whether periodic or in lump sum, that such rent and other consideration is paid to Tenant by its subtenant, within seven (7) days after it is received by Tenant.

                  3) Tenant's obligations under this subparagraph shall survive any assignment or sublease. At the time Tenant makes any payment to Landlord required by this subparagraph, Tenant shall deliver an itemized statement of the method by which the amount to which Landlord is entitled was calculated, certified by Tenant as true and correct. Landlord shall have the right to inspect Tenant's books and records relating to the payments due pursuant to this subparagraph. Upon request therefor, Tenant shall deliver to Landlord copies of all bills, invoices or other documents upon which its calculations are based.

                  (4) As used herein, the term "consideration" shall mean any consideration of any kind received, or to be received (including, but not limited to, services rendered and/or value received) by Tenant as a result of the assignment or sublease, if such sums are paid or provided to Tenant for Tenant's interest in this Lease or in the Premises.

                  (5) This Paragraph 55.A does not apply to a "Permitted Transfer", as provided in Paragraph 56 hereof. The parties agree that if any of the following transactions occur and do not qualify as "Permitted Transfers", Tenant must obtain Landlord's consent to such transaction and if Landlord consents to any of the following transactions which do not otherwise qualify as "Permitted Transfers", then the provisions of this Paragraph 55.A shall not apply to the following transactions: (i) a merger, consolidation or other reorganization in which Tenant is not the surviving corporation so long as 95 % of all assets and liabilities of Tenant are permanently transferred to such assignee; and (ii) an assignment of this Lease to a corporation which purchases or otherwise acquires 95 % or more of the assets of Tenant so long as 95 % of all assets and liabilities of Tenant are permanently transferred to such assignee and Tenant remains liable and responsible under the Lease to the extent Tenant continues in existence following such transaction."

         15. PERMITtED ASSIGNMENTS AND SUBLEASES: Effective as of the first day of the Third Option Period, Lease Paragraph 56 ("Permitted Assignments and Subleases") shall be deleted in its entirety and replaced with the following:

                  "56. PERMITtED ASSIGNMENTS AND SUBLEASES: Notwithstanding anything contained in Paragraph 16, so long as Tenant otherwise complies with the provisions of Paragraph 16 and the Permitted Transfer does not release Tenant from its obligations hereunder, Tenant may enter into any of the following transfers (a "Permitted Transfer") without Landlord's prior written consent, and the provisions of Paragraph 55A shall not apply to any such Permitted Transfer:

                  A. Tenant may sublease all or part of the Premises or assign its interest in this Lease to any corporation which controls, is controlled by, or is under common control with Tenant by means of an ownership interest of more than fifty percent (50 %) providing Tenant remains liable for the payment of Rent and full performance of the Lease;

                  B.  Tenant  may  assign  its   interest  in  the  Lease  to  a
         corporation which results from a merger, consolidation or other reorganization in which Tenant is not the surviving corporation so long as (i) 95 % of all assets and liabilities of Tenant are permanently transferred to such assignee, and (ii) immediately prior to the merger, consolidation or other reorganization, the corporation into which Tenant is to be merged has a net worth equal to or greater than the net worth of Tenant at the time of Lease execution or at the time of such assignment, merger, consolidation or reorganization (whichever is greater), or if it does not, Landlord is provided a guaranty


                                                                            JA
                                                                Initial:   ALK
                                                                         -------

                                                                       Quantum 5

         of the Lease (in a form reasonably acceptable to Landlord) from a corporation (a) that is the parent of, or is otherwise affiliated with, the corporation into which Tenant is to be merged, and (b) which has a current net worth equal to or greater than the net worth of Tenant at the time of Lease execution or at the time of such assignment, merger, consolidation or reorganization (whichever is greater). In the event there is not a permanent transfer of 95 % or more of the assets and liabilities from Tenant to a third party, and Tenant continues to exist as a separate entity, both companies shall be jointly and severally liable for the full terms and conditions of the Lease;

                  C. Tenant may assign this Lease to a corporation which purchases or otherwise acquires 95 % or more of the assets of Tenant so long as 95 % of all assets and liabilities of Tenant are permanently transferred to such assignee (in the event there is not a permanent transfer of 95 % or more of the assets and liabilities from Tenant to a third party and Tenant continues to exist as a separate entity, both companies shall be jointly and severally liable for the full terms and conditions of the Lease), and provided that immediately prior to such assignment said corporation, has a net worth equal to or greater than the net worth of Tenant (a) at the time of Lease execution or (b) at the time of such assignment (whichever is greater), or if it does not, Landlord is provided a guaranty of the Lease (in a form reasonably acceptable to Landlord) from a corporation (a) that is the parent of, or is otherwise affiliated with, said corporation and (b) which has a current net worth equal to or greater than the net worth of Tenant at the time of Lease execution or at the time of such assignment, (whichever is greater)."

         16. DESTRUCTION: Effective as of the first day of the Third Option Period, Lease Paragraph 61 ("Destruction") shall be deleted in its entirety and replaced with the following:

                  "61. DESTRUCTION: Paragraph 21 is modified by the following:

                  A. Notwithstanding anything to the contrary within Paragraph 21, Landlord may terminate this Lease in the event of an uninsured event or if insurance proceeds, net of the deductible, are insufficient to cover one hundred percent of the rebuilding costs; provided, however, Tenant shall have the right to elect, in its discretion, to contribute such excess funds to permit Landlord to repair the Premises.

                  B. Except as provided in Paragraph 61C, Landlord may not terminate the Lease if the Premises are damaged by a peril whereby the cost to replace and/or repair is one hundred percent (100 %) covered by the insurance carried by Landlord pursuant to Paragraph 12, but instead shall restore the Premises in the manner described by Paragraph 21.

                  C. If the Premises are damaged by a peril covered by the insurance carried by Landlord pursuant to Paragraph 12, Landlord shall have the option to terminate the Lease if each of the following conditions is satisfied: (i) the cost to repair or the damage exceeds thirty-three percent (33 %) of the then replacement cost of the Premises; and (ii) the damage occurs at a time when there is less than five (5) years remaining in the term of the Lease.

                  D. If Landlord fails to obtain insurance as required pursuant to Paragraph 12, and said insurance would have been available to cover any damage or destruction to the Premises, Landlord shall be required to rebuild, at its cost, net of the deductible which would have been required under said insurance policy (which deductible Tenant is required to pay).

                  E. If the Premises are damaged by any peril, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord's architect or construction consultant as to when the restoration work required of Landlord may be completed. Tenant shall have the option to terminate this Lease in the event any of the following occurs, which option may be exercised only by delivery to Landlord of a written notice of election to terminate within seven (7) days after Tenant receives from Landlord the estimate of the time needed to complete such


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                                                                Initial:   ALK
                                                                         -------

                                                                       Quantum 5

         restoration:

                  (1) The Premises are damaged by any peril (not caused by or resulting from an action of Tenant or Tenant's agents, employees, contractors or invitees) and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Leased Premises cannot be substantially completed within 180 days after the date of such damage (subject to force majeure conditions); or

                  (2) The Premises are damaged by any peril (not caused by or resulting from an action of Tenant or Tenant's agents, employees, contractors or invitees) within twelve (12) months of the last day of the Lease term, and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Leased Premises cannot be substantially completed within sixty (60) days after the date of such damage and Tenant has not exercised its Option to Extend said Term (or Extended Term as the case may be)."

         17. LIABILITY INSURANCE: Effective as of the first day of the Third Option Period, the first sentence of Lease Paragraph 10 ("Liability Insurance") shall be deleted and replaced with the following: "Tenant, at Tenant's expense, agrees to keep in force during the Term of this Lease a policy of commercial general liability insurance with combined single limit coverage of not less than Two Million Dollars ($2,000,000) per occurrence for bodily injury and property damage occurring in, on or about the Premises, including parking and landscaped areas."

         18. LIMITATION OF LIABILITY: Effective as of the first day of the Third Option Period, Lease Paragraph 36 ("Limitation of Liability") shall be deleted in its entirety and replaced with the following:

                  "36. LIMITATION OF LIABILITY In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

         (i) the sole and exclusive remedy shall be against Landlord's interest in the Premises leased herein;
         (ii) no partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);
         (iii) no service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);
         (iv) no partner of Landlord shall be required to answer or otherwise plead to any service of process;
         (v) no judgment will be taken against any partner of Landlord;
         (vi) any judgment taken against any partner of Landlord may be vacated and set aside at any time without hearing;
         (vii) no writ of execution will ever be levied against the assets of any partner of Landlord;
         (viii) these covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

                  Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law."

         EXCEPT AS MODIFIED HEREIN, all other terms, covenants, and conditions of said March 23, 1994 Lease Agreement shall remain in full force and effect.
                                       |
                                       |
                                       |
                     (This Space Left Blank Intentionally)
                                       |
                                       |

                                                                            JA
                                                                Initial:   ALK
                                                                         -------

                                                                       Quantum 5

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. I to Lease as of the day and year last written below.

LANDLORD:                                   TENANT:

JOHN ARRILLAGA SURVIVOR'S                   QUANTUM CORPORATION
TRUST                                       a Delaware corporation


By /s/ John Arrillaga                       By  /s/ Andrew Kryder
   ------------------                           -----------------
John Arrillaga, Trustee
                                            Andrew Kryder
Date:  6/30/97                              Print or Type Name

RICHARD T. PEERY SEPARATE                   Title: VP FINANCE AND CORP GENERAL
PROPERTY TRUST                                     COUNSEL

                                            Date:  6/25/97

By /s/ Richard T. Peery
   --------------------
Richard T. Peery, Trustee

Date: 6/26/97


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                                                                Initial:   ALK
                                                                         -------

                                                                       Quantum 4
                                AMENDMENT NO. 1
                                    TO LEASE


         THIS AMENDMENT NO. 1 is made and entered into this 16th day of April, 1997, by and between JOHN ARRILLAGA, Trustee, or his Successor Trustee UTA dated 7/20/77 (JOHN ARRILLAGA SURVIVOR'S TRUST) (previously known as the "John Arrillaga Separate Property Trust") as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended, collectively as LANDLORD, and QUANTUM CORPORATION, a Delaware corporation, as TENANT.

                                    RECITALS

         A. WHEREAS, by Lease Agreement dated September 17, 1990 Landlord leased to Tenant all of that certain 101,253+/- square foot building located at 1000 Sumac Drive, Milpitas, California, the details of which are more particularly set forth in said September 17, 1990 Lease Agreement, and

         B. WHEREAS, said Lease was amended by the Commencement Letter dated December 6, 1991 which established the December 6, 1991 Lease Commencement Date, and established the Termination Date of September 30, 2006, and,

         C. WHEREAS, it is now the desire of the parties hereto to amend the Lease by (i) extending the Term for five years, changing the Termination Date from September 30, 2006 to September 30, 2011, (ii) amending the Basic Rent schedule and Aggregate Rent accordingly, (iii) adding a third Five Year Option to Extend, (iv) replacing Paragraphs 40C ("Lease Terms Co-extensive") and 47 ("Cross Default") and 52 ("Structural Capital Costs Regulated by Governmental Agencies After the Commencement of this Lease not Caused by Tenant or Tenant's Uses or Remodeling of the Premises"), (v) amending Lease Paragraph 12 ("Property Insurance") and (vi) amending and/or replacing certain provisions of the Lease commencing as of the commencement of the Third Extended Term of said Lease as hereinafter set forth.

                                   AGREEMENT

         NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and in consideration of the hereinafter mutual promises, the parties hereto do agree as follows:

         1. TERM OF LEASE: It is agreed between the parties that Tenant has exercised its First Five-Year Option to Extend the lease term of that certain lease agreement dated March 23, 1994 for premises located at 1101 Sumac Drive, Milpitas, California (the "Building 5 Lease"), as detailed in Paragraph 41 of said Building 5 Lease. Paragraph 40C of said Building 5 Lease provides that in the event the term of said Building 5 Lease is extended for any reason whatsoever, the terms of the Existing Leases (i.e. two of said leases dated October 31, 1989 are for Premises located at 1140 Technology Drive and 500 McCarthy Blvd., Milpitas, California (the "1989 Leases"); one of said leases dated September 17, 1990 is for Premises located at 1000 Sumac Drive, Milpitas, California, and one of said leases dated April 10, 1992 is for Premises located at 900 Sumac Drive, Milpitas, California) shall also be extended so that all five Leases expire on the same date; therefore, it is agreed between the parties that by exercising its Option to Extend the Building 5 Lease, Tenant has in effect exercised its Option to Extend under Lease Paragraph 41 ("First Five-Year Option to Extend"), and that pursuant to said Lease Paragraph 41, the Term of this Lease Agreement shall be extended for an additional five (5) year period, and the Lease Termination Date shall be changed from September 30, 2006 to September 30, 2011.

         2. BASIC RENTAL FOR FIRST EXTENDED TERM OF LEASE: The monthly Basic Rental for the First Extended Term of Lease shall be as follows:

         On October 1, 2006,  the sum of ONE HUNDRED  EIGHTY FIVE  THOUSAND  TWO

                                                                         JA
                                                              Initial:  ALK
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
                                                                       Quantum 4

HUNDRED NINETY TWO AND 99/100 DOLLARS ($185,292.99) shall be due, and a like sum due on the first day of each month thereafter through and including September 1, 2007.

         On October 1, 2007, the sum of ONE HUNDRED NINETY THOUSAND THREE HUNDRED FIFTY FIVE AND 64/100 DOLLARS ($190,355.64) shall be due, and a like sum due on the first day of each month thereafter through and including September 1, 2008.

         On October 1, 2008, the sum of ONE HUNDRED NINETY FIVE THOUSAND FOUR HUNDRED EIGHTEEN AND 29/100 DOLLARS ($195,418.29) shall be due, and a like sum due on the first day of each month thereafter through and including September 1, 2009.

         On October 1, 2009, the sum of TWO HUNDRED THOUSAND FOUR HUNDRED EIGHTY AND 94/100 DOLLARS ($200,480.94) shall be due, and a like sum due on the first day of each month thereafter through and including September 1, 2010.

         On October 1, 2010, the sum of TWO HUNDRED FIVE THOUSAND FIVE HUNDRED FORTY THREE AND 59/100 DOLLARS ($205,543.59) shall be due, and a like sum due on the first day of each month thereafter through and including September 1,2011.

         The  Aggregate   Basic  Rent  for  the  Lease  shall  be  increased  by
$11,725,097.40 or from $25,686,182.83 to $37,411,280.23.

         3. THIRD FIVE-YEAR OPTION TO EXTEND: Provided Tenant has extended the Lease for an additional five (5) year period pursuant to Lease Paragraph 42 ("Second Five Year Option To Extend"), Landlord hereby grants to Tenant a third option to extend the Term of this Lease for an additional five (5) year period upon the following terms and conditions:

         A. Tenant shall give Landlord written notice of Tenant's exercise of this option to extend at least one hundred eighty (180) days prior to the expiration of the Lease Term as extended pursuant to Lease Paragraph 42 ("Second Five Year Option To Extend"), in which event the Lease shall be considered extended for an additional five (5) year period upon the same terms and conditions as this Lease, absent this Paragraph 3 and subject to the Rental as set forth below. In the event that Tenant fails to timely exercise Tenant's option as set forth herein in writing, Tenant shall have no further option to extend this Lease or the Other Leases, and this Lease shall continue in full force and effect for the full remaining term hereof, absent this Paragraph 3.

         B. The monthly Basic Rent for the option period shall be as follows in the event the option is exercised:

            Period                               Monthly Basic Rent
            ------                               ------------------

            Months 1-12                              $2.33/sf
            Months 13-24                             $2.38/sf
            Months 25-36                             $2.43/sf
            Months 37-48                             $2.48/sf
            Months 49-60                             $2.53/sf

         C. Notwithstanding anything contained herein, Tenant may not exercise the option to extend granted by this Paragraph 3 at any time that Tenant is in default (default for monetary and material default for non-monetary) of its obligations under this Lease, if Tenant has received written notice from Landlord that Tenant is in default, and such default has not been timely cured within the time period provided for in this Lease; provided, however, that if such default of Tenant is not for money due under this Lease and cannot be cured, and if Landlord does not elect to terminate this Lease as a result of such non-curable default by Tenant, Tenant may exercise the option to extend granted by this Paragraph 3 notwithstanding such non-curable default.

         4.  LEASE  TERMS  CO-EXTENSIVE:   Lease  Paragraph  40C  ("Lease  Terms
Co-extensive") is hereby deleted in its entirety and replaced with the following:

                                                                         JA
                                                              Initial:  ALK
                                                                      ----------
                                     Page 2

                                                                       Quantum 4

                  "40C. LEASE TERMS CO-EXTENSIVE: It is acknowledged that (i) Landlord and Tenant have previously executed four separate leases in addition to this Lease: one of said leases dated October 31, 1989 is for Premises located at 1140 Technology Drive, Milpitas, California (the "Building One Lease"); one of said leases dated October 31, 1989 is for Premises located at 500 McCarthy Blvd., Milpitas, California (the "Building Two Lease"); one of said leases dated April 10, 1992 is for Premises located at 900 Sumac Drive, Milpitas, California (the "Building 3 Lease"); and one of said leases dated March 23, 1994 is for premises located at 1101 Sumac Drive, Milpitas, California (the "Building 5 Lease") (hereinafter collectively referred to as the "Other Leases"); and (ii) it is the intention of the parties that the term of this Lease be co-extensive with the term of the Other Leases, such that the terms of all five leases ("the Leases") expire on the same date. The provisions of this Paragraph 40C also requires the terms of all the Leases to be extended accordingly if Tenant exercises its Option to Extend under any of the Leases. The monthly Basic Rent during the extended term under each of the Leases shall be increased by $.05 per square foot on the commencement date of the extended term and thereafter on each and every anniversary of the respective lease's commencement date of the extended term."

         5. CROSS DEFAULT: Lease Paragraph 47 ("Cross Default") is hereby deleted in its entirety and replaced with the following:

                  "47. CROSS DEFAULT: It is agreed between Landlord and Tenant that a default under this Lease, or a default under any of the Other Leases may, at the option of Landlord, be considered a default under all Leases, in which event Landlord shall be entitled (but in no event required) to apply all rights and remedies of Landlord under the terms of one lease to all the Leases including, but not limited to, the right to terminate any or all of the aforementioned Other Leases or this Lease by reason of a default under the Leases or hereunder.

                  Notwithstanding the above, Landlord shall have the option of considering a default under this Lease or a default under any of the Other Leases to be a default under all such leases, only with respect to such leases under which Landlord is also the 'Landlord' at the time such default occurs. By way of example, if at the time a default of Tenant occurs under this Lease, Landlord has sold the premises described in any of the Other Leases and is no longer the 'Landlord' thereunder, then a default under this Lease shall not constitute a default under any of such Other Leases so sold by Landlord (unless the premises leased under this Lease and the Other Leases are sold to the same entity), and a default by Tenant under any of such Other Leases so sold by Landlord shall not constitute a default under this Lease or any other of the Other Leases then remaining between Landlord and Tenant. However, if the Landlord under this Lease and the other Leases is one in the same at the time of said default, said cross default provisions shall apply."

         6. STRUCTURAL CAPITAL COSTS REGULATED BY GOVERNMENTAL AGENCIES AFTER THE COMMENCEMENT OF THIS LEASE NOT CAUSED BY TENANT OR TENANT'S USES OR REMODELING OF THE PREMISES: Lease Paragraph 52 ("Structural Capital Costs Regulated by Governmental Agencies after the Commencement of this Lease Not Caused by Tenant or Tenant's Uses or Remodeling of the Premises") is hereby deleted and replaced with the following:

                  "52. STRUCTURAL CAPITAL COSTS REGULATED BY GOVERNMENTAL AGENCIES AFTER THE COMMENCEMENT OF THIS LEASE NOT CAUSED BY TENANT OR TENANT'S USES OR REMODELING OF THE PREMISES: The provisions of this Paragraph 52 shall modify Paragraphs 7 and 14:

                  A. If (i) during the last five (5) years of the First Extended Term of the Lease if said Lease has not been extended as provided for in Lease Paragraph 42 ("Second Five Year Option To Extend") or in Paragraph 3 ("Third Five Year Option to Extend")

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                                                              Initial:  ALK
                                                                      ----------
                                     Page 3

                                                                       Quantum 4

         or Paragraph 4 ("Lease Terms Co-Extensive") above, or (ii) during either of the five (5) year extension periods permitted by Lease Paragraph 42 or Paragraph 3, or Paragraph 4 above, it becomes necessary (due to any governmental requirement for continued occupancy of the Premises) to make structural improvements required by laws enacted or legal requirements imposed by governmental agency(s) after the Commencement Date, and the cost for each required work or improvements exceeds $100,000, then if such legal requirement is not imposed because of Tenant's specific use of the Premises and is not "triggered" by Tenant's Alterations or Tenant's application for a building permit or any other governmental approval (collectively "Tenant's Actions") in which instance Tenant shall be responsible for 100% of the cost of such improvements, Landlord shall be responsible for paying the cost of such improvement and constructing such improvement, subject to a cash contribution from Tenant of a portion of the cost thereof as provided for and calculated in Paragraph 52B.

                  B. When Landlord makes an improvement pursuant to Paragraph 52A, and as a condition to Landlord's obligation to construct such improvement, Tenant shall make the following contribution in cash to Landlord for the cost thereof prior to the commencement of the work by Landlord. It is agreed that Tenant shall pay to Landlord 100% of the cost of the first $100,000.00 worth of each improvement. After the first $100,000.00, all costs above $100,000.00 shall be divided by 15 and multiplied by the time period remaining in the last five years of the Lease Term from the date work on such improvement commences.

                  For example, if the improvement is not required as a result of Tenant's Actions and if the cost of such improvement was $400,000 and there was one year and six months remaining in the Lease term when the work commenced, then Tenant would be responsible for reimbursing Landlord in cash $130,000.00 computed as follows:

              Total Cost of Work                             $400,000.00
              Tenant Responsible for
                1st $100,000                                 -100,000.00
                                                             -----------
              Total Amount To Be Amortized                   $300,000.00



              $300,000.00/15 = $20,000.00/yr. x 1.5 yrs =    $ 30,000.00

              Tenant responsible for $100,000 + $30,000.00 = $130,000.00

                  C. If Landlord has made improvements, for which Tenant has reimbursed Landlord for the cost thereof pursuant to Paragraph 52B, and the term of this Lease is subsequently extended pursuant to the exercise by Tenant of an option to renew pursuant to Lease Paragraph 42 or Paragraph 3 above, upon the exercise of any such option by Tenant, Tenant shall pay to Landlord an additional sum equal to the total amount of said improvement less the amount previously paid for by Tenant. Using the example in Paragraph 52B above, Tenant would owe Landlord the additional amount of $270,000.00 ($400,000.00 - $130,000.00 = $270,000.00)."

        7. PROPERTY INSURANCE: Lease Paragraph 12 ("Property Insurance") is hereby amended to include the following: "Tenant acknowledges that as part of the cost of insurance policies for the Premises, Tenant is responsible for the payment of insurance deductibles on insurance claims as they relate to the Premises subject to the limitations provided in Lease Paragraph 54 ("Property Insurance") which limitations are applicable only during the initial Lease Term and the First Lease Extension Period and the Second Lease Extension Period. Said limitation provided for in Lease Paragraph 54 are null and void at the commencement of the Third Lease Extended Term".

         8. THIRD OPTION PERIOD - LEASE PROVISION CHANGES: In the event Tenant exercises its Third Option to Extend as provided for in Paragraph 3 above, the following amendments (contained within Paragraphs 9 through 19) are herein made to the Lease to be effective upon the commencement of the third option period ("Third Option Period"), or during any period fo11owing the

                                                                         JA
                                                              Initial:  ALK
                                                                      ----------
                                     Page 4

                                                                       Quantum 4

expiration of the Lease Term or expiration of the Lease when Tenant is in possession of the Premises.

         9. LATE CHARGE: Effective as of the first day of the Third Option Period, the Late Charge referenced in Lease Paragraph 4.D ("Late Charge") shall be changed from five percent (5%) to ten percent (10%), and Lease Paragraph 49 ("Limitation on Late Charge") shall be deleted in its entirety and of no further force or effect.

         10. MANAGEMENT FEE: Notwithstanding anything to the contrary in the Lease, effective as of the first day of the Third Option Period, and on the first day of each month thereafter, Tenant shall pay to Landlord, in addition to the Basic Rent and Additional Rent, a fixed monthly management fee ("Management Fee") equal to one percent (1%) of the Basic Rent due for each month during the Lease Term.

         11. HAZARDOUS MATERIALS: Effective as of the first day of the Third Option Period, Lease Paragraph 44 ("Hazardous Materials") shall be deleted in its entirety and replaced with the following:

                  "44. HAZARDOUS MATERIALS: Landlord and Tenant agree as follows with respect to the existence or use of "Hazardous Materials" (as defined herein) on, in, under or about the Premises and real property located beneath said Premises, which includes the entire parcel of land on which the Premises are located as shown in Green on Exhibit A to the Lease (hereinafter collectively referred to as the "Property"):

                  A. As used herein, the term "Hazardous Materials" shall mean any material, waste, chemical, mixture or byproduct which is or hereafter is defined, listed or designated under Environmental Laws (defined below) as a pollutant, or as a contaminant, or as a toxic or hazardous substance, waste or material, or any other unwholesome, hazardous, toxic, biohazardous, or radioactive material, waste, chemical, mixture or byproduct, or which is listed, regulated or restricted by any Environmental Law (including, without limitation, petroleum hydrocarbons or any distillates or derivatives or fractions thereof, polychlorinated biphenyls, or asbestos). As used herein, the term "Environmental Laws" shall mean any applicable Federal, State of California or local government law (including common law), statute, regulation, rule, ordinance, permit, license, order, requirement, agreement, or approval, or any determination, judgment, directive, or order of any executive or judicial authority at any level of Federal, State of California or local government (whether now existing or subsequently adopted or promulgated) relating to pollution or the protection of the environment, ecology, natural resources, or public health and safety.

                  B. Tenant shall notify Landlord prior to the occurrence of any Tenant's Hazardous Materials Activities (defined below). Landlord acknowledges that Tenant shall use, in compliance with applicable Environmental Laws, customary household and office supplies (Tenant shall first provide Landlord with a list of said materials use), such as mild cleaners, lubricants and copier toner. Any and all of Tenant's Hazardous Materials Activities shall be conducted in conformity with this Paragraph 44, Paragraph 14 of this Lease, and in compliance with all Environmental Laws and regulations. As used herein, the term "Tenant's Hazardous Materials Activities" shall mean any and all use, handling, generation, storage, disposal, treatment, transportation, release, discharge, or emission of any Hazardous Materials on, in, beneath, to, from, at or about the Property, in connection with Tenant's use of the Property, or by Tenant or by any of Tenant's agents, employees, contractors, vendors, invitees, visitors or its future subtenants or assignees or other third parties (including "dumping" by others) (or which Hazardous Materials originate on the surface of the Premises any time on or after the Commencement Date of this Lease, but excluding Hazardous Materials on the Premises prior to the Lease Commencement Date because of the storage, use, disposal, or transportation of such materials or waste by any of Landlord's contractors or otherwise arising out of construction work performed by or under the direction of Landlord on the Premises and Landlord shall be responsible for

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                                     Page 5

                                                                       Quantum 4

         all required actions with respect to such materials or wastes). Tenant agrees to provide Landlord with prompt written notice of any spill or release of Hazardous Materials at the Property during the term of the Lease of which Tenant becomes aware, and further agrees to provide Landlord with prompt written notice of any violation of Environmental Laws in connection with Tenant's Hazardous Materials Activities of which Tenant becomes aware. If Tenant's Hazardous Materials Activities involve Hazardous Materials other than normal use of customary household and office supplies, Tenant also agrees at Tenant's expense:
         (i) to install such Hazardous Materials monitoring, storage and containment devices as may be required by Environmental Laws, regulations and/or governing agencies; (ii) to provide Landlord with a written inventory of such Hazardous Materials, including an update of same each year upon the anniversary date of the Commencement Date of the Lease ("Anniversary Date"); and (iii) on each Anniversary Date to provide to Landlord copies of all documentation and records, required by applicable Environmental Laws to be prepared and submitted to governmental authorities, relating to use at the Property of Hazardous Materials or to Tenant's Hazardous Materials Activities, if any. If upon completion of Landlord's review of said documentation and records, Landlord reasonably questions if Tenant is in compliance with all applicable Environmental Laws with respect to Tenant's Hazardous Materials Activities, Tenant agrees within thirty (30) days following receipt of written notice from Landlord, to retain a qualified environmental consultant, acceptable to Landlord, to evaluate whether Tenant is in compliance with all applicable Environmental Laws with respect to Tenant's Hazardous Materials Activities. Tenant, at its expense, shall submit to Landlord a report from such environmental consultant which discusses the environmental consultant's findings within two (2) months of each Anniversary Date. Tenant, at its expense, shall promptly undertake and complete any and all steps necessary, and in full compliance with applicable Environmental Laws, to fully correct any and all problems or deficiencies identified by the environmental consultant, and promptly provide Landlord with documentation of all such corrections.

                  C. Prior to termination or expiration of the Lease, Tenant, at its expense, shall (i) properly remove from the Property all Hazardous Materials which come to be located at the Property in connection with Tenant's Hazardous Materials Activities, and (ii) fully comply with and complete all facility closure requirements of applicable Environmental Laws regarding Tenant's Hazardous Materials Activities, including but not limited to (x) properly restoring and repairing the Property to the extent damaged by such closure activities, and (y) obtaining from the local Fire Department or other appropriate governmental authority with any legal or regulatory jurisdiction a written concurrence that closure has been completed in compliance with applicable Environmental Laws. Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any such closure activities.

                  D. If Landlord, upon consultation with Tenant, reasonably concludes that the Property has become contaminated as a result of Tenant's Hazardous Materials Activities, Landlord in addition to any other rights it may have under this Lease or under Environmental Laws or other laws, may enter upon the Property and conduct inspection, sampling and analysis, including but not limited to obtaining and analyzing samples of soil and groundwater, for the purpose of determining the nature and extent of such contamination except to the extent that such activities may be inconsistent with Tenant's compliance with Environmental Laws. Tenant shall promptly reimburse Landlord for the costs of such an investigation, including but not limited to reasonable attorneys' fees Landlord incurs with respect to such investigation to the extent, and only to the extent, that it that discloses Hazardous Materials contamination for which Tenant is liable under this Lease. Except as may be required of Tenant by applicable Environmental Laws, Tenant shall not perform any sampling, testing, or drilling to identify the presence of any Hazardous Materials at the Property, without Landlord's prior written consent which shall not be unreasonably withheld. Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any sampling, testing or drilling performed pursuant to the preceding sentence.

                                                                         JA
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

                                                                       Quantum 4

                  E. Tenant shall indemnify, defend (with legal counsel acceptable to Landlord, whose consent shall not unreasonably be withheld) and hold harmless Landlord, its employees, assigns, successors, successors-in-interest, agents and representatives from and against any and all claims (including but not limited to third party claims from a private party or a government authority), liabilities, obligations, losses, causes of action, demands, governmental proceedings or directives, fines, penalties, expenses, costs (including but not limited to reasonable attorneys', consultants' and other experts' fees and costs), and damages, which arise from or relate to:
         (i) Tenant's Hazardous Materials Activities; (ii) any Hazardous Materials contamination caused by Tenant prior to the Commencement Date of the Lease; or (iii) the breach of any obligation of Tenant under this Paragraph 44 (collectively, "Tenant's Environmental Indemnification"). Tenant's Environmental Indemnification shall include but is not limited to the obligation to promptly and fully reimburse Landlord for losses in or reductions to rental income, and diminution in fair market value of the Property. Tenant's Environmental Indemnification shall further include but is not limited to the obligation to diligently and properly implement to completion, at Tenant's expense, any and all environmental investigation, removal, remediation, monitoring, reporting, closure activities, or other environmental response action as may be required by applicable Environmental Laws, regulations or governing agencies (collectively, "Response Actions"). Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any Response Actions.

                  F. Landlord hereby makes the following representations to Tenant, each of which is made only to the best of Landlord's knowledge as of the date Landlord executes this Lease, without any inquiry or investigation having been made or required by Landlord regarding this subject, nor does Landlord have any obligation to investigate or make inquiry regarding the subject:

                           (1) The soil and ground water on or under the Premises does not contain Hazardous Materials in amounts which violate any laws to the extent that any governmental entity could require either Landlord or Tenant to take any remedial action with respect to such Hazardous Materials.

                           (2) During the time that Landlord has owned the Premises, Landlord has received no notice of (i) any violation, or alleged violation, of any law that has not been corrected to the satisfaction of the appropriate authority, (ii) any pending claims relating to the presence of Hazardous Material on the Premises, or
         (iii) any pending investigation by any governmental agency concerning the Premises relating to Hazardous Materials.

                  G. Landlord and Tenant shall each give written notice to the other as soon as reasonably practicable of (i) any communication received from any governmental authority concerning Hazardous Materials which relates to the Premises, and (ii) any contamination of the Premises by Hazardous Materials which constitutes a violation of any law. Attached as Exhibit "C" to the Lease is a list of Hazardous Materials that Tenant intends to use at the Premises. If during the Lease Term Tenant proposes to use other Hazardous Materials at the Premises, Tenant shall inform Landlord of such use, identifying the Hazardous Materials and the manner of their use, storage and disposal, and shall agree (i) to use, store and dispose of such Hazardous Materials strictly in compliance with all laws, regulations and governing agencies and (ii) that the indemnity set forth in Paragraph 44 shall be applicable to Tenant's use of such Hazardous Material.

                  H. Landlord or Tenant may, at any time, cause testing wells to be installed on the Premises, and may cause the ground water to be tested to detect the presence of Hazardous Material by the use of such tests as are then customarily used for such purposes. Testing wells installed by Tenant shall be paid for by Tenant. If tests conducted by Landlord disclose that Tenant has violated any Hazardous Materials laws, or Tenant or parties on the Premises during the Term of this Lease have contaminated the Premises as determined by regulatory agencies pursuant to Hazardous Materials laws, or that Tenant has liability to Landlord pursuant to Paragraph 44A,

                                                                         JA
                                                              Initial:  ALK
                                                                      ----------
                                     Page 7

                                                                       Quantum 4

         then Tenant shall pay for 100 percent of the cost of the test and all related expense. Prior to the expiration of the Lease Term, Tenant shall remove any testing wells it has installed at the Premises, and return the Premises to the condition existing prior to the installation of such wells, unless Landlord requests in writing that Tenant leave all or some of the testing wells in which instance the wells requested to be left shall not be removed.

                  I. If any tests performed by Tenant or Landlord prior to the Commencement Date disclose Hazardous Materials at the Premises, Landlord at its expense will promptly take all reasonable action required by law with respect to the existence of such Hazardous Materials at the Premises. The Commencement Date shall not be delayed because of such action by Landlord unless occupation of the Premises is prohibited by law.

                  J. The obligations of Landlord and Tenant under this Paragraph 44 shall survive the expiration or earlier termination of the Term of this Lease. The rights and obligations of Landlord and Tenant with respect to issues relating to Hazardous Materials are exclusively established by this Paragraph 44."

         12. SECURITY DEPOSIT: Effective as of the first day of the Third Option Period, Lease Paragraph 50 ("Security Deposit") shall be deleted in its entirety and replaced with the following:

                  "50. SECURITY DEPOSIT: The following provisions shall modify Lease Paragraph 4F.

                  A. Within thirty (30) days after the expiration or earlier termination of the Lease term and after Tenant has vacated the Premises, Landlord shall return to Tenant the entire Security Deposit except for amounts that Landlord has deducted therefrom that are needed by Landlord to cure defaults of Tenant under the Lease or compensate Landlord for damages for which Tenant is liable pursuant to this Lease. The use or disposition of the Security Deposit shall be subject to the provisions of California Civil Code Section 1950.7.

                  B. During the first thirty (30) days following Tenant's exercise of its Third Option to Extend, and only during said thirty day period, Tenant shall have the one-time option of satisfying its obligation with respect to an amount equal to one-half (1/2) ($136,691.55) of the $273,383.10 Security Deposit required under Lease Paragraph 4F by providing to Landlord, at Tenant's sole cost, a letter of credit which: (i) is drawn upon an institutional lender reasonably acceptable and accessible to Landlord in form and content reasonably satisfactory to Landlord; (ii) is in the amount of one-half (1/2) of the Security Deposit; (iii) is for a term of at least twelve (12) months; (iv) with respect to any letter of credit in effect within the six month period immediately prior to the expiration of the Lease term, shall provide that the term of such letter of credit shall extend at least forty five (45) days past the Lease expiration date (including any extensions thereof); and (v) may be drawn upon by Landlord upon submission of a declaration of Landlord that Tenant is in default (as defined in Paragraph 19 and as modified by Paragraph 59). Landlord shall not be obligated to furnish proof of default to such institutional lender, and Landlord shall only be required to give the institutional lender written notification that Tenant is in default and upon receiving such written notification from Landlord the institutional lender shall be obligated to immediately deliver cash to Landlord equal to the amount Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default up to 1/2 of the total Security Deposit required under Lease Paragraph 4F. Said letter of credit shall provide that if the letter of credit is not renewed, replaced or extended within twenty (20) days prior to its expiration date the issuer of the credit shall automatically issue a cashiers check payable to Landlord in the amount of the letter of credit after the date which is twenty (20) days before the expiration date, and no later than the expiration date, without Landlord being required to make demand upon the letter of credit. If Tenant provides Landlord with a letter of credit, within thirty (30) days of the execution of this Lease, meeting the foregoing requirements, one-half (1/2) of the

                                                                         JA
                                                              Initial:  ALK
                                                                      ----------
                                     Page 8

                                                                       Quantum 4

         cash Security Deposit (i.e.: $136.691.55 of the $273.383.10 Security Deposit) shall be returned to Tenant by Landlord inasmuch as the cash deposit remaining and the Letter of Credit equal the total Security Deposit required in Lease Paragraph 4F. If Tenant defaults with respect to any provisions of this Lease, including but not limited to provisions relating to the payment of Rent, Landlord may (but shall not be required to) draw down on the letter of credit for payment of any sum which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default. Landlord and Tenant acknowledge that such letter of credit will be treated as if it were a cash security deposit, and such letter of credit may be drawn down upon by Landlord upon demand and presentation of evidence of the identity of Landlord to the issuer, in the event that Tenant defaults with respect to any provision of this Lease and such default is not cured within any applicable cure period. Notwithstanding anything to the contrary in this Lease, Landlord shall not be obligated to furnish proof of default to such institutional lender and Landlord is only required to give the institutional lender written notification that Tenant is in default and upon receiving such written notification from Landlord the institutional lender shall be obligated to immediately deliver cash to Landlord equal to the amount Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default up to 1/2 of the total Security Deposit. Landlord acknowledges that it is not entitled to draw down such letter of credit unless Landlord would have been entitled to draw upon the cash security deposit pursuant to the terms of Paragraph 4F of the Lease. Concurrently with the delivery of the required information to the issuer, Landlord shall deliver to Tenant written evidence of the default upon which the draw down was based, together with evidence that Landlord has provided to Tenant the written notice of such default which was required under the applicable provision of the Lease, and evidence of the failure of Tenant to cure such default within the applicable grace period following receipt of such notice of default. Any proceeds received by Landlord by drawing upon the letter of credit shall be applied in accordance with the provisions governing the
         Security Deposit imposed by Lease Paragraph 4F and this Paragraph 50. If Landlord draws upon the letter of credit, thereafter Tenant shall once again have the right to post a letter of credit in place of one-half (1/2) of a cash Security Deposit so long as Tenant is not then in default. In any event Tenant will be obligated to replenish the amount drawn to restore the Security Deposit to its original amount as provided for in Paragraph 4F. If any portion of the letter of credit is used or applied pursuant hereto, Tenant shall, within ten (10) days after receipt of a written demand therefor from Landlord, restore and replace the value of such security by either (i) depositing cash with Landlord in the amount equal to the sum drawn down under the letter of credit, or (ii) increasing the letter of credit to its value immediately prior to such application. Tenant's failure to replace the value of the security as provided in the preceding sentence shall be a material breach of its obligation under this Lease."

        13. REAL ESTATE TAXES: Effective as of the first day of the Third Option Period, Lease Paragraph 53 ("Real Estate Taxes") shall be deleted in its entirety and replaced with the following:

                  "53. REAL PROPERTY TAXES: Paragraph 9 is modified by the following:

                  A. The term "Real Property Taxes" shall not include charges, levies or fees directly related to the use, storage, disposal or release of Hazardous Materials on the Premises unless directly related to Tenant's Activities at this site or on other sites leased and/or owned by Tenant; however, Tenant shall be responsible for general or special tax and/or assessments (related to Hazardous Materials and/or toxic waste) imposed on the Property provided said special tax and/or assessment is not imposed due to on-site originated contamination on the Property (by third parties not related to Tenant) prior to the Lease Commencement Date. Subject to the terms and conditions stated herein, Tenant shall be responsible for paying one hundred percent (100%) of said taxes and/or assessments allocated to the Property.

                  B. If any assessments for public improvements are levied against the Premises, Landlord may elect either to pay the assessment in full or to allow the assessment to go

                                                                         JA
                                                              Initial:  ALK
                                                                      ----------
                                     Page 9

                                                                       Quantum 4

         to bond. If Landlord pays the assessment in full, Tenant shall pay to Landlord or any assignee or purchaser of the Premises each time payment of Real Property Taxes is made a sum equal to that which would have been payable (as both principal and interest) had Landlord allowed the assessment to go to bond.

                  C. Tenant at its cost shall have the right, at any time, to seek a reduction in the assessed valuation of the Premises or to contest any Real Property Taxes that are to be paid by Tenant. If Tenant seeks a reduction or contests such Real Property Taxes, the failure on Tenant's part to pay such Real Property Taxes being so contested shall not constitute a default so long as Tenant complies with the provisions of this Paragraph. Landlord shall not be required to join in any proceeding or contest brought by Tenant unless the provisions of any law require that the proceeding or contest be brought by or in the name of Landlord. In that case Landlord shall join in the proceedings or contest or permit it to be brought in Landlord's name as long as Landlord is not required to bear any cost. Tenant, on final determination of the proceeding or contest, shall immediately pay or discharge its share of any Real Property Taxes determined by any decision or judgment rendered, together with all costs, charges, interest, and penalties incidental to the decision or judgment. If Tenant does not pay the Real Property Taxes when due pursuant to the Lease and Tenant seeks a reduction or contests them as provided in this paragraph, before the commencement of the proceeding or contest Tenant shall furnish to Landlord a surety bond in form reasonably satisfactory to Landlord issued by an insurance company qualified to do business in California. The amount of the bond shall equal 125% of the total amount of Real Property Taxes in dispute and any such bond shall be assignable to any lender or purchaser of the Premises. The bond shall hold Landlord and the Premises harmless from any damage arising out of the proceeding or contest and shall insure the payment of any judgment that may be rendered."

         14. PROPERTY INSURANCE: Effective as of the first day of the Third Option Period, section B of Lease Paragraph 54 ("Property Insurance") shall be deleted in its entirety and be of no further force or effect.

         15. ASSIGNMENT AND SUBLETTING: Effective as of the first day of the Third Option Period, Lease Paragraph 55 ("Assignment and Subletting") shall be deleted in its entirety and replaced with the following:

                  "55. ASSIGNMENT AND SUBLETTING: The following modifications are made to Paragraph 16:

                  A. In the event that Tenant seeks to make any assignment or sublease, then Landlord, by giving Tenant written notice of its election within fifteen (15) days after Tenant's notice of intent to assign or sublease has been given to Landlord, shall have the right to elect (i) to withhold its consent to such assignment or sublease, as permitted pursuant to Paragraph 16, or (ii) to permit Tenant to so assign the Lease or sublease such part of the Premises, in which event Tenant may do so, but without being released of its liability for the performance of all of its obligations under the Lease, and the following shall apply (except the following shall not apply to a "Permitted Transfer" described in Paragraph 56):

                           (1) If Tenant assigns its interest in this Lease, then in addition to the rental provided for in this Lease, Tenant shall pay to Landlord fifty percent (50%) of all Rent and other consideration received by Tenant over and above (i) the assignee's agreement to assume the obligations of Tenant under this Lease and (ii) all
         "Permitted Transfer Costs" (as defined herein) related to such assignment. As used herein, the term "Permitted Transfer Costs" shall mean all reasonable leasing commissions paid to third parties not affiliated with Tenant in order to obtain the assignment or sublease in question.

                           (2) If Tenant sublets all or part of the Premises, then Tenant shall pay to Landlord in addition to the Rent provided for in this Lease fifty percent (50%) of the

                                                                        JA
                                                              Initial:  ALK
                                                                      ----------
                                     Page 10

                                                                       Quantum 4

         positive difference, if any, between (i) all rent and other consideration paid or provided to Tenant by the subtenant, less (ii) all Rent paid by Tenant to Landlord pursuant to this Lease which is allocable to the area so sublet and all Permitted Transfer Costs related to such sublease. After Tenant has recovered all Permitted Transfer Costs Tenant shall pay to Landlord the amount specified in the preceding sentence on the same basis, whether periodic or in lump sum, that such rent and other consideration is paid to Tenant by its subtenant, within seven (7) days after it is received by Tenant.

                  3) Tenant's obligations under this subparagraph shall survive any assignment or sublease. At the time Tenant makes any payment to Landlord required by this subparagraph, Tenant shall deliver an itemized statement of the method by which the amount to which Landlord is entitled was calculated, certified by Tenant as true and correct. Landlord shall have the right to inspect Tenant's books and records relating to the payments due pursuant to this subparagraph. Upon request therefor, Tenant shall deliver to Landlord copies of all bills, invoices or other documents upon which its calculations are based.

                  (4) As used herein, the term "consideration" shall mean any consideration of any kind received, or to be received (including, but not limited to, services rendered and/or value received) by Tenant as a result of the assignment or sublease, if such sums are paid or provided to Tenant for Tenant's interest in this Lease or in the Premises.

                  (5) This Paragraph 55.A does not apply to a "Permitted Transfer", as provided in Paragraph 56 hereof. The parties agree that if any of the following transactions occur and do not qualify as "Permitted Transfers", Tenant must obtain Landlord's consent to such transaction and if Landlord consents to any of the following transactions which do not otherwise qualify as "Permitted Transfers", then the provisions of this Paragraph 55.A shall not apply to the following transactions: (i) a merger, consolidation or other reorganization in which Tenant is not the surviving corporation so long as 95% of all assets and liabilities of Tenant are permanently transferred to such assignee; and (ii) an assignment of this Lease to a corporation which purchases or otherwise acquires 95% or more of the assets of Tenant so long as 95% of all assets and liabilities of Tenant are permanently transferred to such assignee and Tenant remains liable and responsible under the Lease to the extent Tenant continues in existence following such transaction."

         16. PERMITTED ASSIGNMENTS AND SUBLEASES: Effective as of the first day of the Third Option Period, Lease Paragraph 56 ("Permitted Assignments and Subleases") shall be deleted in its entirety and replaced with the following:

                  "56. PERMITTED ASSIGNMENTS AND SUBLEASES: Notwithstanding anything contained in Paragraph 16, so long as Tenant otherwise complies with the provisions of Paragraph 16 and the Permitted Transfer does not release Tenant from its obligations hereunder, Tenant may enter into any of the following transfers (a "Permitted Transfer") without Landlord's prior written consent, and the provisions of Paragraph 55A shall not apply to any such Permitted Transfer:

                  A. Tenant may sublease all or part of the Premises or assign its interest in this Lease to any corporation which controls, is controlled by, or is under common control with Tenant by means of an ownership interest of more than fifty percent (50%) providing Tenant remains liable for the payment of Rent and full performance of the Lease;

                  B.  Tenant  may  assign  its   interest  in  the  Lease  to  a
         corporation which results from a merger, consolidation or other reorganization in which Tenant is not the surviving corporation so long as (i) 95% of all assets and liabilities of Tenant are permanently transferred to such assignee, and (ii) immediately prior to the merger, consolidation or other reorganization, the corporation into which Tenant is to be merged has a net worth equal to or greater than the net worth of Tenant at the time of Lease execution or at the time of such assignment, merger, consolidation or

                                                                         JA
                                                              Initial:  ALK
                                                                      ----------
                                     Page 11

                                                                       Quantum 4

         reorganization (whichever is greater), or if it does not, Landlord is provided a guaranty of the Lease (in a form reasonably acceptable to Landlord) from a corporation (a) that is the parent of, or is otherwise affiliated with, the corporation into which Tenant is to be merged, and
         (b) which has a current net worth equal to or greater than the net worth of Tenant at the time of Lease execution or at the time of such assignment, merger, consolidation or reorganization (whichever is greater). In the event there is not a permanent transfer of 95% or more of the assets and liabilities from Tenant to a third party, and Tenant continues to exist as a separate entity, both companies shall be jointly and severally liable for the full terms and conditions of the Lease;

                  C. Tenant may assign this Lease to a corporation which purchases or otherwise acquires 95% or more of the assets of Tenant so long as 95% of all assets and liabilities of Tenant are permanently transferred to such assignee (in the event there is not a permanent transfer of 95% or more of the assets and liabilities from Tenant to a third party and Tenant continues to exist as a separate entity, both companies shall be jointly and severally liable for the full terms and conditions of the Lease), and provided that immediately prior to such assignment said corporation, has a net worth equal to or greater than the net worth of Tenant (a) at the time of Lease execution or (b) at the time of such assignment (whichever is greater), or if it does not, Landlord is provided a guaranty of the Lease (in a form reasonably acceptable to Landlord) from a corporation (a) that is the parent of, or is otherwise affiliated with, said corporation and (b) which has a current net worth equal to or greater than the net worth of Tenant at the time of Lease execution or at the time of such assignment, (whichever is greater)."

         17. DESTRUCTION: Effective as of the first day of the Third Option Period, Lease Paragraph 61 ("Destruction") shall be deleted in its entirety and replaced with the following:

                  "61. DESTRUCTION: Paragraph 21 is modified by the following:

                  A. Notwithstanding anything to the contrary within Paragraph 21, Landlord may terminate this Lease in the event of an uninsured event or if insurance proceeds, net of the deductible, are insufficient to cover one hundred percent of the rebuilding costs; provided, however, Tenant shall have the right to elect, in its discretion, to contribute such excess funds to permit Landlord to repair the Premises.

                  B. Except as provided in Paragraph 61C, Landlord may not terminate the Lease if the Premises are damaged by a peril whereby the cost to replace and/or repair is one hundred percent (100%) covered by the insurance carried by Landlord pursuant to Paragraph 12, but instead shall restore the Premises in the manner described by Paragraph 21.

                  C. If the Premises are damaged by a peril covered by the insurance carried by Landlord pursuant to Paragraph 12, Landlord shall have the option to terminate the Lease if each of the following conditions is satisfied: (i) the cost to repair or the damage exceeds thirty-three percent (33%) of the then replacement cost of the Premises; and (ii) the damage occurs at a time when there is less than five (5) years remaining in the term of the Lease.

                  D. If Landlord fails to obtain insurance as required pursuant to Paragraph 12, and said insurance would have been available to cover any damage or destruction to the Premises, Landlord shall be required to rebuild, at its cost, net of the deductible which would have been required under said insurance policy (which deductible Tenant is required to pay).

                  E. If the Premises are damaged by any peril, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord's architect or construction consultant as to when the restoration work required of Landlord may be completed. Tenant shall have the option to terminate this Lease in the event any of the following occurs, which option may be exercised only by delivery to Landlord of a written notice of election to terminate within seven (7) days after

                                                                         JA
                                                              Initial:  ALK
                                                                      ----------
                                    Page 12

                                                                       Quantum 4

         Tenant receives from Landlord the estimate of the time needed to complete such restoration:

                  (1) The Premises are damaged by any peril (not caused by or resulting from an action of Tenant or Tenant's agents, employees, contractors or invitees) and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Leased Premises cannot be substantially completed within 180 days after the date of such damage (subject to force majeure conditions); or

                  (2) The Premises are damaged by any peril (not caused by or resulting from an action of Tenant or Tenant's agents, employees, contractors or invitees) within twelve (12) months of the last day of the Lease term, and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Leased Premises cannot be substantially completed within sixty (60) days after the date of such damage and Tenant has not exercised its Option to Extend said Term (or Extended Term as the case may be)."

         18. LIABILITY INSURANCE: Effective as of the first day of the Third Option Period, the first sentence of Lease Paragraph 10 ("Liability Insurance") shall be deleted and replaced with the following: "Tenant, at Tenant's expense, agrees to keep in force during the Term of this Lease a policy of commercial general liability insurance with combined single limit coverage of not less than Two Million Dollars ($2,000,000) per occurrence for bodily injury and property damage occurring in, on or about the Premises, including parking and landscaped areas."

         19. LIMITATION OF LIABILITY: Effective as of the first day of the Third Option Period, Lease Paragraph 36 ("Limitation of Liability") shall be deleted in its entirety and replaced with the following:

                  "36. LIMITATION OF LIABILITY In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

         (i) the sole and exclusive remedy shall be against Landlord's interest in the Premises leased herein;
         (ii) no partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);
         (iii) no service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);
         (iv) no partner of Landlord shall be required to answer or otherwise plead to any service of process;
         (v) no judgment will be taken against any partner of Landlord;
         (vi) any judgment taken against any partner of Landlord may be vacated and set aside at any time without hearing;
         (vii) no writ of execution will ever be levied against the assets of any partner of Landlord;
         (viii) these covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

                  Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law."

        EXCEPT AS MODIFIED HEREIN, all other terms, covenants, and conditions of said September 17, 1990 Lease Agreement shall remain in full force and effect.

                                                                         JA
                                                              Initial:  ALK
                                                                      ----------
                                    Page 13

                                                                       Quantum 4

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 1 to Lease as of the day and year last written below.

LANDLORD:                                   TENANT:

JOHN ARRILLAGA SURVIVOR'S TRUST             QUANTUM CORPORATION
                                            a Delaware corporation


By /s/ John Arrillaga,                      By  /s/ Andrew Kryder
   ---------------------                      ---------------------
John Arrillaga, Trustee
                                            Andrew Kryder
                                            ------------------------
Date:  6/30/97                              Print or Type Name
     ----------

RICHARD T. PEERY SEPARATE                   Title: VP FINANCE AND CORP GENERAL
PROPERTY TRUST                                     COUNSEL



By /s/ Richard T. Peery                     Date: 6/25/97
  --------------------------                     ------------
Richard T. Peery, Trustee

Date: 6/26/97
      ---------

                                                                         JA
                                                              Initial:  ALK
                                                                      ----------
                                    Page 14

                                                                       Quantum 3
                                AMENDMENT NO. 1
                                    TO LEASE

         THIS AMENDMENT NO. 1 is made and entered into this 16th day of April, 1997, by and between JOHN ARRILLAGA, Trustee, or his Successor Trustee UTA dated 7/20/77 (JOHN ARRILLAGA SURVIVOR'S TRUST) (previously known as the "John Arrillaga Separate Property Trust") as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended, collectively as LANDLORD, and QUANTUM CORPORATION, a Delaware corporation, as TENANT.

                                    RECITALS

         A. WHEREAS, by Lease Agreement dated April 10, 1992 Landlord leased to Tenant all of that certain 60,128+/- square foot building located at 900 Sumac Drive, Milpitas, California, the details of which are more particularly set forth in said April 10, 1992 Lease Agreement, and

         B. WHEREAS, said Lease was amended by the Commencement Letter dated April 2, 1993 which established the February 26, 1993 Lease Commencement Date, and established the Termination Date of September 30, 2006, and,

         C. WHEREAS, it is now the desire of the parties hereto to amend the Lease by (i) extending the Term for five years, changing the Termination Date from September 30, 2006 to September 30, 2011, (ii) amending the Basic Rent schedule and Aggregate Rent accordingly, (iii) adding a third Five Year Option to Extend, (iv) replacing Paragraphs 41C ("Lease Terms Co-extensive") and 48 ("Cross Default") and 53 ("Structural Capital Costs Regulated by Governmental Agencies After the Commencement of this Lease not Caused by Tenant or Tenant's Uses or Remodeling of the Premises"), (v) amending Lease Paragraph 12 ("Property Insurance") and (vi) amending and/or replacing certain provisions of the Lease commencing as of the commencement of the Third Extended Term of said Lease as hereinafter set forth.

                                   AGREEMENT

         NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and in consideration of the hereinafter mutual promises, the parties hereto do agree as follows:

         1. TERM OF LEASE: It is agreed between the parties that Tenant has exercised its First Five-Year Option to Extend the lease term of that certain lease agreement dated March 23, 1994 for premises located at 1101 Sumac Drive, Milpitas, California (the "Building 5 Lease"), as detailed in Paragraph 41 of said Building 5 Lease. Paragraph 40C of said Building 5 Lease provides that in the event the term of said Building 5 Lease is extended for any reason whatsoever, the terms of the Existing Leases (i.e. two of said leases dated October 31, 1989 are for Premises located at 1140 Technology Drive and 500 McCarthy Blvd., Milpitas, California (the "1989 Leases"); one of said leases dated September 17, 1990 is for Premises located at 1000 Sumac Drive, Milpitas, California, and one of said leases dated April 10, 1992 is for Premises located at 900 Sumac Drive, Milpitas, California) shall also be extended so that all five Leases expire on the same date; therefore, it is agreed between the parties that by exercising its Option to Extend the Building 5 Lease, Tenant has in effect exercised its Option to Extend under Lease Paragraph 42 ("First Five-Year Option to Extend"), and that pursuant to said Lease Paragraph 42, the Term of this Lease Agreement shall be extended for an additional five (5) year period, and the Lease Termination Date shall be changed from September 30, 2006 to September 30, 2011.

         2. BASIC RENTAL FOR FIRST EXTENDED TERM OF LEASE: The monthly Basic Rental for the First Extended Term of Lease shall be as follows:

         On October 1, 2006, the sum of ONE HUNDRED ELEVEN THOUSAND EIGHT

                                                                           JA
                                                                Initial:   ALK
                                                                         -------

                                                                       Quantum 3

HUNDRED THIRTY EIGHT AND 08/100 DOLLARS ($111,838.08) shall be due, and a like sum due on the first day of each month thereafter through and including September l, 2007.

         On October l, 2007, the sum of ONE HUNDRED FOURTEEN THOUSAND EIGHT HUNDRED FORTY FOUR AND 48/100 DOLLARS ($114,844.48) shall be due, and a like sum due on the first day of each month thereafter through and including September 1, 2008.

         On October l, 2008, the sum of ONE HUNDRED SEVENTEEN THOUSAND EIGHT HUNDRED FIFTY AND 88/100 DOLLARS ($117,850.88) shall be due, and a like sum due on the first day of each month thereafter through and including September l, 2009.

         On October l, 2009, the sum of ONE HUNDRED TWENTY THOUSAND EIGHT HUNDRED FIFTY SEVEN AND 28/100 DOLLARS ($120,857.28) shall be due, and a like sum due on the first day of each month thereafter through and including September 1, 2010.

         On October l, 2010, the sum of ONE HUNDRED TWENTY THREE THOUSAND EIGHT HUNDRED SIXTY THREE AND 68/100 DOLLARS ($123,863.68) shall be due, and a like sum due on the first day of each month thereafter through and including September l, 2011.

         The  Aggregate   Basic  Rent  for  the  Lease  shall  be  increased  by
$7,071,052.80 or from $14,463,454.34 to $21,534,507.14.

         3. THIRD FIVE-YEAR OPTION TO EXTEND: Provided Tenant has extended the Lease for an additional five (5) year period pursuant to Lease Paragraph 43 ("Second Five Year Option To Extend"), Landlord hereby grants to Tenant a third option to extend the Term of this Lease for an additional five (5) year period upon the following terms and conditions:

         A. Tenant shall give Landlord written notice of Tenant's exercise of this option to extend at least one hundred eighty (180) days prior to the expiration of the Lease Term as extended pursuant to Lease Paragraph 43 ("Second Five Year Option To Extend"), in which event the Lease shall be considered extended for an additional five (5) year period upon the same terms and conditions as this Lease, absent this Paragraph 3 and subject to the Rental as set forth below. In the event that Tenant fails to timely exercise Tenant's option as set forth herein in writing, Tenant shall have no further option to extend this Lease or the Other Leases, and this Lease shall continue in full force and effect for the full remaining term hereof, absent this Paragraph 3.

         B. The monthly Basic Rent for the option period shall be as follows in the event the option is exercised:

               Period                               Monthly Basic Rent
               ------                               ------------------

               Months 1-12                              $2.36/sf
               Months 13-24                             $2.41/sf
               Months 25-36                             $2.46/sf
               Months 37-48                             $2.51/sf
               Months 49-60                             $2.56/sf

         C. Notwithstanding anything contained herein, Tenant may not exercise the option to extend granted by this Paragraph 3 at any time that Tenant is in default (default for monetary and material default for non-monetary) of its obligations under this Lease, if Tenant has received written notice from Landlord that Tenant is in default, and such default has not been timely cured within the time period provided for in this Lease; provided, however, that if such default of Tenant is not for money due under this Lease and cannot be cured, and if Landlord does not elect to terminate this Lease as a result of such non-curable default by Tenant, Tenant may exercise the option to extend granted by this Paragraph 3 notwithstanding such non-curable default.

         4.  LEASE  TERMS  CO-EXTENSIVE:   Lease  Paragraph  40C  ("Lease  Terms
Co-extensive") is hereby deleted in its entirety and replaced with the following:

                                                                           JA
                                                                Initial:   ALK
                                                                         -------

                                                                       Quantum 3

                  "40C. LEASE TERMS CO-EXTENSIVE: It is acknowledged that (i) Landlord and Tenant have previously executed four separate leases in addition to this Lease: one of said leases dated October 31, 1989 is for Premises located at 1140 Technology Drive, Milpitas, California (the "Building One Lease"); one of said leases dated October 31, 1989 is for Premises located at 500 McCarthy Blvd., Milpitas, California (the "Building Two Lease"); one of said leases dated September 17, 1990 is for Premises located at 1000 Sumac Drive, Milpitas, California (the "Building Four Lease"); and one of said leases dated March 23, 1994 is for premises located at 1101 Sumac Drive, Milpitas, California (the "Building 5 Lease") (hereinafter collectively referred to as the "Other Leases"); and (ii) it is the intention of the parties that the term of this Lease be co-extensive with the term of the Other Leases, such that the terms of all five leases ("the Leases") expire on the same date. The provisions of this Paragraph 40C also requires the terms of all the Leases to be extended accordingly if Tenant exercises its Option to Extend under any of the Leases. The monthly Basic Rent during the extended term under each of the Leases shall be increased by $.05 per square foot on the commencement date of the extended term and thereafter on each and every anniversary of the respective lease's commencement date of the extended term."

         5. CROSS DEFAULT: Lease Paragraph 48 ("Cross Default") is hereby deleted in its entirety and replaced with the following:

                  "48. CROSS DEFAULT: It is agreed between Landlord and Tenant that a default under this Lease, or a default under any of the Other Leases may, at the option of Landlord, be considered a default under all Leases, in which event Landlord shall be entitled (but in no event required) to apply all rights and remedies of Landlord under the terms of one lease to all the Leases including, but not limited to, the right to terminate any or all of the aforementioned Other Leases or this Lease by reason of a default under the Leases or hereunder.

                  Notwithstanding the above, Landlord shall have the option of considering a default under this Lease or a default under any of the Other Leases to be a default under all such leases, only with respect to such leases under which Landlord is also the 'Landlord' at the time such default occurs. By way of example, if at the time a default of Tenant occurs under this Lease, Landlord has sold the premises described in any of the Other Leases and is no longer the 'Landlord' thereunder, then a default under this Lease shall not constitute a default under any of such Other Leases so sold by Landlord (unless the premises leased under this Lease and the Other Leases are sold to the same entity), and a default by Tenant under any of such Other Leases so sold by Landlord shall not constitute a default under this Lease or any other of the Other Leases then remaining between Landlord and Tenant. However, if the Landlord under this Lease and the Other Leases is one in the same at the time of said default, said cross default provisions shall apply."

        6. STRUCTURAL CAPITAL COSTS REGULATED BY GOVERNMENTAL AGENCIES AFTER THE COMMENCEMENT OF THIS LEASE NOT CAUSED BY TENANT OR TENANT'S USES OR REMODELING OF THE PREMISES: Lease Paragraph 53 ("Structural Capital Costs Regulated by Governmental Agencies after the Commencement of this Lease Not Caused by Tenant or Tenant's Uses or Remodeling of the Premises") is hereby deleted and replaced with the following:

                  "53. STRUCTURAL CAPITAL COSTS REGULATED BY GOVERNMENTAL AGENCIES AFTER THE COMMENCEMENT OF THIS LEASE NOT CAUSED BY TENANT OR TENANT'S USES OR REMODELING OF THE PREMISES: The provisions of this Paragraph 53 shall modify Paragraphs 7 and 14:

                  A. If (i) during the last five (5) years of the First Extended Term of the Lease if said Lease has not been extended as provided for in Lease Paragraph 43 ("Second Five Year Option To Extend") or in Paragraph 3 ("Third Five Year Option to Extend".)

                                                                           JA
                                                                Initial:   ALK
                                                                         -------

                                                                       Quantum 3

         or Paragraph 4 ("Lease Terms Co-Extensive") above, or (ii) during either of the five (5) year extension periods permitted by Lease Paragraph 43 or Paragraph 3, or Paragraph 4 above, it becomes necessary (due to any governmental requirement for continued occupancy of the Premises) to make structural improvements required by laws enacted or legal requirements imposed by governmental agency(s) after the Commencement Date, and the cost for each required work or improvements exceeds $100,000, then if such legal requirement is not imposed because of Tenant's specific use of the Premises and is not "triggered" by Tenant's Alterations or Tenant's application for a building permit or any other governmental approval (collectively "Tenant's Actions") in which instance Tenant shall be responsible for 100% of the cost of such improvements, Landlord shall be responsible for paying the cost of such improvement and constructing such improvement, subject to a cash contribution from Tenant of a portion of the cost thereof as provided for and calculated in Paragraph 53B.

                  B. When Landlord makes an improvement pursuant to Paragraph 53A, and as a condition to Landlord's obligation to construct such improvement, Tenant shall make the following contribution in cash to Landlord for the cost thereof prior to the commencement of the work by Landlord. It is agreed that Tenant shall pay to Landlord 100% of the cost of the first $100,000.00 worth of each improvement. After the first $100,000.00, all costs above $100,000.00 shall be divided by 15 and multiplied by the time period remaining in the last five years of the Lease Term from the date work on such improvement commences.

                  For example, if the improvement is not required as a result of Tenant's Actions and if the cost of such improvement was $400,000 and there was one year and six months remaining in the Lease term when the work commenced, then Tenant would be responsible for reimbursing Landlord in cash $130,000.00 computed as follows:

            Total Cost of Work                               $400,O00.OO
            Tenant Responsible for
             1st $100,000                                    -100,000.00
                                                             -----------
            Total Amount To Be Amortized                     $300,000.00


            $300,000.00/15 = $20,000.00/yr. x 1.5 yrs =      $ 30,000.00

            Tenant responsible for $100,000 + $30,000.00 =   $130,000.00

                  C. If Landlord has made improvements, for which Tenant has reimbursed Landlord for the cost thereof pursuant to Paragraph 53B, and the term of this Lease is subsequently extended pursuant to the exercise by Tenant of an option to renew pursuant to Lease Paragraph 43 or Paragraph 3 above, upon the exercise of any such option by Tenant, Tenant shall pay to Landlord an additional sum equal to the total amount of said improvement less the amount previously paid for by Tenant. Using the example in Paragraph 53B above, Tenant would owe Landlord the additional amount of $270,000.00 ($400,000.00 - $130,000.00 = $270,000.00)."

        7. PROPERTY INSURANCE: Lease Paragraph 12 ("Property Insurance") is hereby amended to include the following: "Tenant acknowledges that as part of the cost of insurance policies for the Premises, Tenant is responsible for the payment of insurance deductibles on insurance claims as they relate to the Premises subject to the limitations provided in Lease Paragraph 55 ("Property Insurance") which limitations are applicable only during the initial Lease Term and the First Lease Extension Period and the Second Lease Extension Period. Said limitation provided for in Lease Paragraph 55 are null and void at the commencement of the Third Lease Extended Term".

         8. THIRD OPTION PERIOD - LEASE PROVISION CHANGES: In the event Tenant exercises its Third Option to Extend as provided for in Paragraph 3 above, the following amendments (contained within Paragraphs 9 through 19) are herein made to the Lease to be effective upon the commencement of the third option period ("Third Option Period"), or during any period following the expiration of the Lease Term or expiration of the Lease when Tenant is in possession of the Premises.

                                                                           JA
                                                                Initial:   ALK
                                                                         -------

                                                                       Quantum 3

         9. LATE CHARGE: Effective as of the first day of the Third Option Period, the Late Charge referenced in Lease Paragraph 4.D ("Late Charge") shall be changed from five percent (5%) to ten percent (10%), and Lease Paragraph 50 ("Limitation on Late Charge") shall be deleted in its entirety and of no further force or effect.

         10. MANAGEMENT FEE: Notwithstanding anything to the contrary in the Lease, effective as of the first day of the Third Option Period, and on the first day of each month thereafter, Tenant shall pay to Landlord, in addition to the Basic Rent and Additional Rent, a fixed monthly management fee ("Management Fee") equal to one percent (1%) of the Basic Rent due for each month during the Lease Term.

         11. HAZARDOUS MATERIALS: Effective as of the first day of the Third Option Period, Lease Paragraph 45 ("Hazardous Materials") shall be deleted in its entirety and replaced with the following:

                  "45. HAZARDOUS MATERIALS: Landlord and Tenant agree as follows with respect to the existence or use of "Hazardous Materials" (as defined herein) on, in, under or about the Premises and real property located beneath said Premises, which includes the entire parcel of land on which the Premises are located as shown in Green on Exhibit A to the Lease (hereinafter collectively referred to as the "Property"):

                  A. As used herein, the term "Hazardous Materials" shall mean any material, waste, chemical, mixture or byproduct which is or hereafter is defined, listed or designated under Environmental Laws (defined below) as a pollutant, or as a contaminant, or as a toxic or hazardous substance, waste or material, or any other unwholesome, hazardous, toxic, biohazardous, or radioactive material, waste, chemical, mixture or byproduct, or which is listed, regulated or restricted by any Environmental Law (including, without limitation, petroleum hydrocarbons or any distillates or derivatives or fractions thereof, polychlorinated biphenyls, or asbestos). As used herein, the term "Environmental Laws" shall mean any applicable Federal, State of California or local government law (including common law), statute, regulation, rule, ordinance, permit, license, order, requirement, agreement, or approval, or any determination, judgment, directive, or order of any executive or judicial authority at any level of Federal, State of California or local government (whether now existing or subsequently adopted or promulgated) relating to pollution or the protection of the environment, ecology, natural resources, or public health and safety.

                  B. Tenant shall notify Landlord prior to the occurrence of any Tenant's Hazardous Materials Activities (defined below). Landlord acknowledges that Tenant shall use, in compliance with applicable Environmental Laws, customary household and office supplies (Tenant shall first provide Landlord with a list of said materials use), such as mild cleaners, lubricants and copier toner. Any and all of Tenant's Hazardous Materials Activities shall be conducted in conformity with this Paragraph 45, Paragraph 14 of this Lease, and in compliance with all Environmental Laws and regulations. As used herein, the term "Tenant's Hazardous Materials Activities" shall mean any and all use, handling, generation, storage, disposal, treatment, transportation, release, discharge, or emission of any Hazardous Materials on, in, beneath, to, from, at or about the Property, in connection with Tenant's use of the Property, or by Tenant or by any of Tenant's agents, employees, contractors, vendors, invitees, visitors or its future subtenants or assignees or other third parties (including "dumping" by others) (or which Hazardous Materials originate on the surface of the Premises any time on or after the Commencement Date of this Lease, but excluding Hazardous Materials on the Premises prior to the Lease Commencement Date because of the storage, use, disposal, or transportation of such materials or waste by any of Landlord's contractors or otherwise arising out of construction work performed by or under the direction of Landlord on the Premises and Landlord shall be responsible for all required actions with respect to such materials or wastes). Tenant agrees to provide Landlord with prompt written notice of any spill or release of Hazardous Materials at

                                                                           JA
                                                                Initial:   ALK
                                                                         -------
                                     Page 5
                                                                         -------

                                                                       Quantum 3

         the Property during the term of the Lease of which Tenant becomes aware, and further agrees to provide Landlord with prompt written notice of any violation of Environmental Laws in connection with Tenant's Hazardous Materials Activities of which Tenant becomes aware. If Tenant's Hazardous Materials Activities involve Hazardous Materials other than normal use of customary household and office supplies, Tenant also agrees at Tenant's expense: (i) to install such Hazardous Materials monitoring, storage and containment devices as may be required by Environmental Laws, regulations and/or governing agencies;
         (ii) to provide Landlord with a written inventory of such Hazardous Materials, including an update of same each year upon the anniversary date of the Commencement Date of the Lease ("Anniversary Date"); and
         (iii) on each Anniversary Date to provide to Landlord copies of all documentation and records, required by applicable Environmental Laws to be prepared and submitted to governmental authorities, relating to use at the Property of Hazardous Materials or to Tenant's Hazardous Materials Activities, if any. If upon completion of Landlord's review of said documentation and records, Landlord reasonably questions if Tenant is in compliance with all applicable Environmental Laws with respect to Tenant's Hazardous Materials Activities, Tenant agrees within thirty (30) days following receipt of written notice from Landlord, to retain a qualified environmental consultant, acceptable to Landlord, to evaluate whether Tenant is in compliance with all applicable Environmental Laws with respect to Tenant's Hazardous Materials Activities. Tenant, at its expense, shall submit to Landlord a report from such environmental consultant which discusses the environmental consultant's findings within two (2) months of each Anniversary Date. Tenant, at its expense, shall promptly undertake and complete any and all steps necessary, and in full compliance with applicable Environmental Laws, to fully correct any and all problems or deficiencies identified by the environmental consultant, and promptly provide Landlord with documentation of all such corrections.

                  C. Prior to termination or expiration of the Lease, Tenant, at its expense, shall (i) properly remove from the Property all Hazardous Materials which come to be located at the Property in connection with Tenant's Hazardous Materials Activities, and (ii) fully comply with and complete all facility closure requirements of applicable Environmental Laws regarding Tenant's Hazardous Materials Activities, including but not limited to (x) properly restoring and repairing the Property to the extent damaged by such closure activities, and (y) obtaining from the local Fire Department or other appropriate governmental authority with any legal or regulatory jurisdiction a written concurrence that closure has been completed in compliance with applicable Environmental Laws. Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any such closure activities.

                  D. If Landlord, upon consultation with Tenant, reasonably concludes that the Property has become contaminated as a result of Tenant's Hazardous Materials Activities, Landlord in addition to any other rights it may have under this Lease or under Environmental Laws or other laws, may enter upon the Property and conduct inspection, sampling and analysis, including but not limited to obtaining and analyzing samples of soil and groundwater, for the purpose of determining the nature and extent of such contamination except to the extent that such activities may be inconsistent with Tenant's compliance with Environmental Laws. Tenant shall promptly reimburse Landlord for the costs of such an investigation, including but not limited to reasonable attorneys' fees Landlord incurs with respect to such investigation to the extent, and only to the extent, that it that discloses Hazardous Materials contamination for which Tenant is liable under this Lease. Except as may be required of Tenant by applicable Environmental Laws, Tenant shall not perform any sampling, testing, or drilling to identify the presence of any Hazardous Materials at the Property, without Landlord's prior written consent which shall not be unreasonably withheld. Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any sampling, testing or drilling performed pursuant to the preceding sentence.

                  E.  Tenant  shall   indemnify,   defend  (with  legal  counsel
         acceptance to Landlord, whose consent shall not unreasonably be withheld) and hold harmless Landlord, its

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
                                                                       Quantum 3

         employees, assigns, successors, successors-in-interest, agents and representatives from and against any and all claims (including but not limited to third party claims from a private party or a government authority), liabilities, obligations, losses, causes of action, demands, governmental proceedings or directives, fines, penalties, expenses, costs (including but not limited to reasonable attorneys', consultants' and other experts' fees and costs), and damages, which arise from or relate to: (i) Tenant's Hazardous Materials Activities;
         (ii) any Hazardous Materials contamination caused by Tenant prior to the Commencement Date of the Lease; or (iii) the breach of any obligation of Tenant under this Paragraph 45 (collectively, "Tenant's Environmental Indemnification"). Tenant's Environmental Indemnification shall include but is not limited to the obligation to promptly and fully reimburse Landlord for losses in or reductions to rental income, and diminution in fair market value of the Property. Tenant's Environmental Indemnification shall further include but is not limited to the obligation to diligently and properly implement to completion, at Tenant's expense, any and all environmental investigation, removal, remediation, monitoring, reporting, closure activities, or other environmental response action as may be required by applicable Environmental Laws, regulations or governing agencies (collectively, "Response Actions"). Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any Response Actions.

                  F. Landlord hereby makes the following representations to Tenant, each of which is made only to the best of Landlord's knowledge as of the date Landlord executes this Lease, without any inquiry or investigation having been made or required by Landlord regarding this subject, nor does Landlord have any obligation to investigate or make inquiry regarding the subject:

                           (1) The soil and ground water on or under the Premises does not contain Hazardous Materials in amounts which violate any laws to the extent that any governmental entity could require either Landlord or Tenant to take any remedial action with respect to such Hazardous Materials.

                           (2) During the time that Landlord has owned the Premises, Landlord has received no notice of (i) any violation, or alleged violation, of any law that has not been corrected to the satisfaction of the appropriate authority, (ii) any pending claims relating to the presence of Hazardous Material on the Premises, or
         (iii) any pending investigation by any governmental agency concerning the Premises relating to Hazardous Materials.

                  G. Landlord and Tenant shall each give written notice to the other as soon as reasonably practicable of (i) any communication received from any governmental authority concerning Hazardous Materials which relates to the Premises, and (ii) any contamination of the Premises by Hazardous Materials which constitutes a violation of any law. Attached as Exhibit "C" to the Lease is a list of Hazardous Materials that Tenant intends to use at the Premises. If during the Lease Term Tenant proposes to use other Hazardous Materials at the Premises, Tenant shall inform Landlord of such use, identifying the Hazardous Materials and the manner of their use, storage and disposal, and shall agree (i) to use, store and dispose of such Hazardous Materials strictly in compliance with all laws, regulations and governing agencies and (ii) that the indemnity set forth in Paragraph 45 shall be applicable to Tenant's use of such Hazardous Material.

                           H. Landlord or Tenant may, at any time, cause testing wells to be installed on the Premises, and may cause the ground water to be tested to detect the presence of Hazardous Material by the use of such tests as are then customarily used for such purposes. Testing wells installed by Tenant shall be paid for by Tenant. If tests conducted by Landlord disclose that Tenant has violated any Hazardous Materials laws, or Tenant or parties on the Premises during the Term of this Lease have contaminated the Premises as determined by regulatory agencies pursuant to Hazardous Materials laws, or that Tenant has liability to Landlord pursuant to Paragraph 45A, then Tenant shall pay for 100 percent of the cost of the test and all related expense. Prior to the expiration of the Lease Term, Tenant shall remove any testing wells it has

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
                                                                       Quantum 3

         installed at the Premises, and return the Premises to the condition existing prior to the installation of such wells, unless Landlord requests in writing that Tenant leave all or some of the testing wells in which instance the wells requested to be left shall not be removed.

                  I. If any tests performed by Tenant or Landlord prior to the Commencement Date disclose Hazardous Materials at the Premises, Landlord at its expense will promptly take all reasonable action required by law with respect to the existence of such Hazardous Materials at the Premises. The Commencement Date shall not be delayed because of such action by Landlord unless occupation of the Premises is prohibited by law.

                  J. The obligations of Landlord and Tenant under this Paragraph 45 shall survive the expiration or earlier termination of the Term of this Lease. The rights and obligations of Landlord and Tenant with respect to issues relating to Hazardous Materials are exclusively established by this Paragraph 45."

         12. SECURITY DEPOSIT: Effective as of the first day of the Third Option Period, Lease Paragraph 51 ("Security Deposit") shall be deleted in its entirety and replaced with the following:

                  "51. SECURITY DEPOSIT: The following provisions shall modify Lease Paragraph 4F:

                  A. Within thirty (30) days after the expiration or earlier termination of the Lease term and after Tenant has vacated the Premises, Landlord shall return to Tenant the entire Security Deposit except for amounts that Landlord has deducted therefrom that are needed by Landlord to cure defaults of Tenant under the Lease or compensate Landlord for damages for which Tenant is liable pursuant to this Lease. The use or disposition of the Security Deposit shall be subject to the provisions of California Civil Code Section 1950.7.

                  B. During the first thirty (30) days following Tenant's exercise of its Third Option to Extend, and only during said thirty day period, Tenant shall have the one-time option of satisfying its obligation with respect to an amount equal to one-half (1/2) ($83,277.28) of the $166,554.56 Security Deposit required under Lease Paragraph 4F by providing to Landlord, at Tenant's sole cost, a letter of credit which: (i) is drawn upon an institutional lender reasonably acceptable and accessible to Landlord in form and content reasonably satisfactory to Landlord; (ii) is in the amount of one-half (1/2) of the Security Deposit; (iii) is for a term of at lease twelve (12) months; (iv) with respect to any letter of credit in effect within the six month period immediately prior to the expiration of the Lease term, shall provide that the term of such letter of credit shall extend at least forty five (45) days past the Lease expiration date (including any extensions thereof); and (v) may be drawn upon by Landlord upon submission of a declaration of Landlord that Tenant is in default (as defined in Paragraph 19 and as modified by Paragraph 60). Landlord shall not be obligated to furnish proof of default to such institutional lender, and Landlord shall only be required to give the institutional lender written notification that Tenant is in default and upon receiving such written notification from Landlord the institutional lender shall be obligated to immediately deliver cash to Landlord equal to the amount Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default up to 1/2 of the total Security Deposit required under Lease Paragraph 4F. Said letter of credit shall provide that if the letter of credit is not renewed, replaced or extended within twenty (20) days prior to its expiration date the issuer of the credit shall automatically issue a cashiers check payable to Landlord in the amount of the letter of credit after the date which is twenty (20) days before the expiration date, and no later than the expiration date, without Landlord being required to make demand upon the letter of credit. If Tenant provides Landlord with a letter of credit, within thirty (30) days the execution of this Lease, meeting the foregoing requirements one-half (1/2) of the cash Security Deposit (i.e., $83,277.28 of the $166,554.56 Security Deposit) shall be returned to Tenant by Landlord inasmuch deposit remaining and the Letter

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
                                                                       Quantum 3

         of Credit equal the total Security Deposit required in Lease Paragraph 4F. If Tenant defaults with respect to any provisions of this Lease, including but not limited to provisions relating to the payment of Rent, Landlord may (but shall not be required to) draw down on the letter of credit for payment of any sum which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default. Landlord and Tenant acknowledge that such letter of credit will be treated as if it were a cash security deposit, and such letter of credit may be drawn down upon by Landlord upon demand and presentation of evidence of the identity of Landlord to the issuer, in the event that Tenant defaults with respect to any provision of this Lease and such default is not cured within any applicable cure period. Notwithstanding anything to the contrary in this Lease, Landlord shall not be obligated to furnish proof of default to such institutional lender and Landlord is only required to give the institutional lender written notification that Tenant is in default and upon receiving such written notification from Landlord the institutional lender shall be obligated to immediately deliver cash to Landlord equal to the amount Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default up to 1/2 of the total Security Deposit. Landlord acknowledges that it is not entitled to draw down such letter of credit unless Landlord would have been entitled to draw upon the cash security deposit pursuant to the terms of Paragraph 4F of the Lease. Concurrently with the delivery of the required information to the issuer, Landlord shall deliver to Tenant written evidence of the default upon which the draw down was based, together with evidence that Landlord has provided to Tenant the written notice of such default which was required under the applicable provision of the Lease, and evidence of the failure of Tenant to cure such default within the applicable grace period following receipt of such notice of default. Any proceeds received by Landlord by drawing upon the letter of credit shall be applied in accordance with the provisions governing the Security Deposit imposed by Lease Paragraph 4F and this Paragraph 51. If Landlord draws upon the letter of credit, thereafter Tenant shall once again have the right to post a letter of credit in place of one-half (1/2) of a cash Security Deposit so long as Tenant is not then in default. In any event Tenant will be obligated to replenish the amount drawn to restore the Security Deposit to its original amount as provided for in Paragraph 4F. If any portion of the letter of credit is used or applied pursuant hereto, Tenant shall, within ten (10) days after receipt of a written demand therefor from Landlord, restore and replace the value of such security by either (i) depositing cash with Landlord in the amount equal to the sum drawn down under the letter of credit, or (ii) increasing the letter of credit to its value immediately prior to such application. Tenant's failure to replace the value of the security as provided in the preceding sentence shall be a material breach of its obligation under this Lease."

         13. REAL ESTATE TAXES: Effective as of the first day of the Third Option Period, Lease Paragraph 54 ("Real Estate Taxes") shall be deleted in its entirety and replaced with the following:

                  "54. REAL PROPERTY TAXES: Paragraph 9 is modified by the following:

                  A. The term "Real Property Taxes" shall not include charges, levies or fees directly related to the use, storage, disposal or release of Hazardous Materials on the Premises unless directly related to Tenant's Activities at this site or on other sites leased and/or owned by Tenant; however, Tenant shall be responsible for general or special tax and/or assessments (related to Hazardous Materials and/or toxic waste) imposed on the Property provided said special tax and/or assessment is not imposed due to on-site originated contamination on the Property (by third parties not related to Tenant) prior to the Lease Commencement Date. Subject to the terms and conditions stated herein, Tenant shall be responsible for paying one hundred percent (100%) of said taxes and/or assessments allocated to the Property.

                  B. If any assessments for public improvements are levied against the Premises, Landlord may elect either to pay the assessment in full or to allow the assessment to go to bond. If Landlord pays the assessment in full, Tenant shall pay to Landlord or any assignee or purchaser of the Premises each time payment of Real Property Taxes is

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                                     Page 9

                                                                       Quantum 3

         made a sum equal to that which would have been payable (as both principal and interest) had Landlord allowed the assessment to go to bond.

                  C. Tenant at its cost shall have the right, at any time, to seek a reduction in the assessed valuation of the Premises or to contest any Real Property Taxes that are to be paid by Tenant. If Tenant seeks a reduction or contests such Real Property Taxes, the failure on Tenant's part to pay such Real Property Taxes being so contested shall not constitute a default so long as Tenant complies with the provisions of this Paragraph. Landlord shall not be required to join in any proceeding or contest brought by Tenant unless the provisions of any law require that the proceeding or contest be brought by or in the name of Landlord. In that case Landlord shall join in the proceedings or contest or permit it to be brought in Landlord's name as long as Landlord is not required to bear any cost. Tenant, on final determination of the proceeding or contest, shall immediately pay or discharge its share of any Real Property Taxes determined by any decision or judgment rendered, together with all costs, charges, interest, and penalties incidental to the decision or judgment. If Tenant does not pay the Real Property Taxes when due pursuant to the Lease and Tenant seeks a reduction or contests them as provided in this paragraph, before the commencement of the proceeding or contest Tenant shall furnish to Landlord a surety bond in form reasonably satisfactory to Landlord issued by an insurance company qualified to do business in California. The amount of the bond shall equal 125% of the total amount of Real Property Taxes in dispute and any such bond shall be assignable to any lender or purchaser of the Premises. The bond shall hold Landlord and the Premises harmless from any damage arising out of the proceeding or contest and shall insure the payment of any judgment that may be rendered."

         14. PROPERTY INSURANCE: Effective as of the first day of the Third Option Period, section B of Lease Paragraph 55 ("Property Insurance") shall be deleted in its entirety and be of no further force or effect.

         15. ASSIGNMENT AND SUBLETTING: Effective as of the first day of the Third Option Period, Lease Paragraph 56 ("Assignment and Subletting") shall be deleted in its entirety and replaced with the following:

                  "56. ASSIGNMENT AND SUBLETTING: The following modifications are made to Paragraph 16:

                  A. In the event that Tenant seeks to make any assignment or sublease, then Landlord, by giving Tenant written notice of its election within fifteen (15) days after Tenant's notice of intent to assign or sublease has been given to Landlord, shall have the right to elect (i) to withhold its consent to such assignment or sublease, as permitted pursuant to Paragraph 16, or (ii) to permit Tenant to so assign the Lease or sublease such part of the Premises, in which event Tenant may do so, but without being released of its liability for the performance of all of its obligations under the Lease, and the following shall apply (except the following shall not apply to a "Permitted Transfer" described in Paragraph 57):

                           (1) If Tenant assigns its interest in this Lease, then in addition to the rental provided for in this Lease, Tenant shall pay to Landlord fifty percent (50%) of all Rent and other consideration received by Tenant over and above (i) the assignee's agreement to assume the obligations of Tenant under this Lease and (ii) all
         "Permitted Transfer Costs" (as defined herein) related to such assignment. As used herein, the term "Permitted Transfer Costs" shall mean all reasonable leasing commissions paid to third parties not affiliated with Tenant in order to obtain the assignment or sublease in question.

                           (2) If Tenant sublets all or part of the Premises, then Tenant shall pay to Landlord in addition to the Rent provided for in this Lease fifty percent (50%) of the positive difference, if any, between (i) all rent and other consideration paid or provided to Tenant by the subtenant, less (ii) all Rent paid by Tenant to Landlord pursuant to

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
                                                                       Quantum 3

         this Lease which is allocable to the area so sublet and all Permitted Transfer Costs related to such sublease. After Tenant has recovered all Permitted Transfer Costs Tenant shall pay to Landlord the amount specified in the preceding sentence on the same basis, whether periodic or in lump sum, that such rent and other consideration is paid to Tenant by its subtenant, within seven (7) days after it is received by Tenant.

                           3) Tenant's obligations under this subparagraph shall survive any assignment or sublease. At the time Tenant makes any payment to Landlord required by this subparagraph, Tenant shall deliver an itemized statement of the method by which the amount to which Landlord is entitled was calculated, certified by Tenant as true and correct. Landlord shall have the right to inspect Tenant's books and records relating to the payments due pursuant to this subparagraph. Upon request therefor, Tenant shall deliver to Landlord copies of all bills, invoices or other documents upon which its calculations are based.

                           (4) As used herein, the term "consideration" shall mean any consideration of any kind received, or to be received (including, but not limited to, services rendered and/or value received) by Tenant as a result of the assignment or sublease, if such sums are paid or provided to Tenant for Tenant's interest in this Lease or in the Premises.

                           (5) This Paragraph 56.A does not apply to a "Permitted Transfer", as provided in Paragraph 57 hereof. The parties agree that if any of the following transactions occur and do not qualify as "Permitted Transfers", Tenant must obtain Landlord's consent to such transaction and if Landlord consents to any of the following transactions which do not otherwise qualify as "Permitted Transfers", then the provisions of this Paragraph 56.A shall not apply to the following transactions: (i) a merger, consolidation or other reorganization in which Tenant is not the surviving corporation so long as 95% of all assets and liabilities of Tenant are permanently transferred to such assignee; and (ii) an assignment of this Lease to a corporation which purchases or otherwise acquires 95% or more of the assets of Tenant so long as 95% of all assets and liabilities of Tenant are permanently transferred to such assignee and Tenant remains liable and responsible under the Lease to the extent Tenant continues in existence following such transaction."

         16. PERMITTED ASSIGNMENTS AND SUBLEASES: Effective as of the first day of the Third Option Period, Lease Paragraph 57 ("Permitted Assignments and Subleases") shall be deleted in its entirety and replaced with the following:

                  "57. PERMITTED ASSIGNMENTS AND SUBLEASES: Notwithstanding anything contained in Paragraph 16, so long as Tenant otherwise complies with the provisions of Paragraph 16 and the Permitted Transfer does not release Tenant from its obligations hereunder, Tenant may enter into any of the following transfers (a "Permitted Transfer") without Landlord's prior written consent, and the provisions of Paragraph 56A shall not apply to any such Permitted Transfer:

                  A. Tenant may sublease all or part of the Premises or assign its interest in this Lease to any corporation which controls, is controlled by, or is under common control with Tenant by means of an ownership interest of more than fifty percent (50%) providing Tenant remains liable for the payment of Rent and full performance of the Lease;

                  B.  Tenant  may  assign  its   interest  in  the  Lease  to  a
         corporation which results from a merger, consolidation or other reorganization in which Tenant is not the surviving corporation so long as (i) 95% of all assets and liabilities of Tenant are permanently transferred to such assignee, and (ii) immediately prior to the merger, consolidation or other reorganization, the corporation into which Tenant is to be merged has a net worth equal to or greater than the net worth of Tenant at the time of Lease execution or at the time of such assignment, merger, consolidation or reorganization (whichever is greater), or if it does not, Landlord is provided a guaranty of the Lease (in a form reasonably acceptable to Landlord) from a corporation
         (a) that

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                                                                       Quantum 3

         is the parent of, or is otherwise affiliated with, the corporation into which Tenant is to be merged, and (b) which has a current net worth equal to or greater than the net worth of Tenant at the time of Lease execution or at the time of such assignment, merger, consolidation or reorganization (whichever is greater). In the event there is not a permanent transfer of 95% or more of the assets and liabilities from Tenant to a third party, and Tenant continues to exist as a separate entity, both companies shall be jointly and severally liable for the full terms and conditions of the Lease;

                  C. Tenant may assign this Lease to a corporation which purchases or otherwise acquires 95% or more of the assets of Tenant so long as 95% of all assets and liabilities of Tenant are permanently transferred to such assignee (in the event there is not a permanent transfer of 95% or more of the assets and liabilities from Tenant to a third party and Tenant continues to exist as a separate entity, both companies shall be jointly and severally liable for the full terms and conditions of the Lease), and provided that immediately prior to such assignment said corporation, has a net worth equal to or greater than the net worth of Tenant (a) at the time of Lease execution or (b) at the time of such assignment (whichever is greater), or if it does not, Landlord is provided a guaranty of the Lease (in a form reasonably acceptable to Landlord) from a corporation (a) that is the parent of, or is otherwise affiliated with, said corporation and (b) which has a current net worth equal to or greater than the net worth of Tenant at the time of Lease execution or at the time of such assignment, (whichever is greater)."

         17. DESTRUCTION: Effective as of the first day of the Third Option Period, Lease Paragraph 62 ("Destruction") shall be deleted in its entirety and replaced with the following:

                  "62. DESTRUCTION: Paragraph 21 is modified by the following:

                  A. Notwithstanding anything to the contrary within Paragraph 21, Landlord may terminate this Lease in the event of an uninsured event or if insurance proceeds, net of the deductible, are insufficient to cover one hundred percent of the rebuilding costs; provided, however, Tenant shall have the right to elect, in its discretion, to contribute such excess funds to permit Landlord to repair the Premises.

                  B. Except as provided in Paragraph 62C, Landlord may not terminate the Lease if the Premises are damaged by a peril whereby the cost to replace and/or repair is one hundred percent (100%) covered by the insurance carried by Landlord pursuant to Paragraph 12, but instead shall restore the Premises in the manner described by Paragraph 21.

                  C. If the Premises are damaged by a peril covered by the insurance carried by Landlord pursuant to Paragraph 12, Landlord shall have the option to terminate the Lease if each of the following conditions is satisfied: (i) the cost to repair or the damage exceeds thirty-three percent (33%) of the then replacement cost of the Premises; and (ii) the damage occurs at a time when there is less than five (5) years remaining in the term of the Lease.

                  D. If Landlord fails to obtain insurance as required pursuant to Paragraph 12, and said insurance would have been available to cover any damage or destruction to the Premises, Landlord shall be required to rebuild, at its cost, net of the deductible which would have been required under said insurance policy (which deductible Tenant is required to pay).

                  E. If the Premises are damaged by any peril, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord's architect or construction consultant as to when the restoration work required of Landlord may be completed. Tenant shall have the option to terminate this Lease in the event any of the following occurs, which option may be exercised only by delivery to Landlord of a written notice of election to terminate within seven (7) days after Tenant receives from Landlord the estimate of the time needed to complete such restoration:

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                                    Page 12

                                                                       Quantum 3

                           (1) The Premises are damaged by any peril (not caused by or resulting from an action of Tenant or Tenant's agents, employees, contractors or invitees) and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Leased Premises cannot be substantially completed within 180 days after the date of such damage (subject to force majeure conditions); or

                           (2) The Premises are damaged by any peril (not caused by or resulting from an action of Tenant or Tenant's agents, employees, contractors or invitees) within twelve (12) months of the last day of the Lease term, and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Leased Premises cannot be substantially completed within sixty (60) days after the date of such damage and Tenant has not exercised its Option to Extend said Term (or Extended Term as the case may be)."

        18. LIABILITY INSURANCE: Effective as of the first day of the Third Option Period, the first sentence of Lease Paragraph 10 ("Liability Insurance") shall be deleted and replaced with the following: "Tenant, at Tenant's expense, agrees to keep in force during the Term of this Lease a policy of commercial general liability insurance with combined single limit coverage of not less than Two Million Dollars ($2,000,000) per occurrence for bodily injury and property damage occurring in, on or about the Premises, including parking and landscaped areas."

         19. LIMITATION OF LIABILITY: Effective as of the first day of the Third Option Period, Lease Paragraph 36 ("Limitation of Liability") shall be deleted in its entirety and replaced with the following:

                  "36. LIMITATION OF LIABILITY In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

         (i) the sole and exclusive remedy shall be against Landlord's interest in the Premises leased herein;
         (ii) no partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);
         (iii) no service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);
         (iv) no partner of Landlord shall be required to answer or otherwise plead to any service of process;
         (v) no judgment will be taken against any partner of Landlord;
         (vi) any judgment taken against any partner of Landlord may be vacated and set aside at any time without hearing;
         (vii) no writ of execution will ever be levied against the assets of any partner of Landlord;
         (viii) these covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

                  Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law."

         EXCEPT AS MODIFIED HEREIN, all other terms, covenants, and conditions of said April 10, 1992 Lease Agreement shall remain in full force and effect.
                                       |
                                       |
                                       |
                     (This Space Left Blank Intentionally)
                                       |
                                       |
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
                                                                       Quantum 3

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 1 to Lease as of the day and year last written below.

LANDLORD:                                   TENANT:

JOHN ARRILLAGA SURVIVOR'S                   QUANTUM CORPORATION
TRUST                                       a Delaware corporation


By /s/ John Arrillaga                       By  /s/ Andrew Kryder
   ------------------                           -----------------
John Arrillaga, Trustee

Date:  6/30/97                              Andrew Kryder
     ---------                              ---------------------
                                            Print or Type Name

RICHARD T. PEERY SEPARATE                   Title: FINANCE AND CORP GENERAL
PROPERTY TRUST                                     COUNSEL
                                                   ------------------------


By /s/ Richard T. Peery                     Date:  June 25, 1997
   -------------------                           ---------------
Richard T. Peery, Trustee

Date: 6/26/97
     --------


                                    Page 14
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
                                                                       Quantum 2
                                 AMENDMENT NO. 3
                                    TO LEASE

         THIS AMENDMENT NO. 3 is made and entered into this 16th day of April, 1997, by and between JOHN ARRILLAGA, Trustee, or his Successor Trustee UTA dated 7/20/77 (JOHN ARRILLAGA SURVIVOR'S TRUST) (previously known as the "John Arrillaga Separate Property Trust") as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended, collectively as LANDLORD, and QUANTUM CORPORATION, a Delaware corporation, as TENANT.

                                    RECITALS

         A. WHEREAS, by Lease Agreement dated October 31, 1989 Landlord leased to Tenant all of that certain 176,516+/- square foot building located at 500 McCarthy Blvd., Milpitas, California, the details of which are more particularly set forth in said October 31, 1989 Lease Agreement, and

         B. WHEREAS, said Lease was amended by Letter Agreement dated October 31, 1989 which provided for a Basic Rent Credit for the period commencing with the Lease Commencement Date and ending on May 31, 1991, and

         C. WHEREAS, said Lease was amended by Letter Agreement dated April 24, 1990 which canceled the reduction in Basic Rent Credit Letter dated October 31, 1989, and

         D. WHEREAS, said Lease was amended by Amendment No. 1 dated April 24, 1990 which which delayed the Lease Commencement Date from December 15, 1990 to April 1, 1991, and,

         E. WHEREAS, said Lease was amended by the Commencement Letter dated March 7, 1991 which changed the Commencement Date of the Lease from April 1, 1991 to April 7, 1991, and established the Termination Date of September 30, 2006, and,

         E. WHEREAS, said Lease was amended by Amendment No. 2 dated June 8, 1992 which replaced Lease Exhibit A and amended the description of the Premises, and

         F. WHEREAS, it is now the desire of the parties hereto to amend the Lease by (i) extending the Term for five years, changing the Termination Date from September 30, 2006 to September 30, 2011, (ii) amending the Basic Rent schedule and Aggregate Rent accordingly, (iii) adding a third Five Year Option to Extend, (iv) replacing Paragraphs 41C ("Lease Terms Co-extensive") and 48 ("Cross Default") and 53 ("Structural Capital Costs Regulated by Governmental Agencies After the Commencement of this Lease not Caused by Tenant or Tenant's Uses or Remodeling of the Premises"), (v) amending Lease Paragraph 12 ("Property Insurance") and (vi) amending and/or replacing certain provisions of the Lease commencing as of the commencement of the Third Extended Term of said Lease as hereinafter set forth.

                                   AGREEMENT

         NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and in consideration of the hereinafter mutual promises, the parties hereto do agree as follows:

         1. TERM OF LEASE: It is agreed between the parties that Tenant has exercised its First Five-Year Option to Extend the lease term of that certain lease agreement dated March 23, 1994 for premises located at 1101 Sumac Drive, Milpitas, California (the "Building 5 Lease"), as detailed in Paragraph 41 of said Building 5 Lease. Paragraph 40C of said Building 5 Lease provides that in the event the term of said Building 5 Lease is extended for any reason whatsoever, the terms of the Existing Leases (i.e. two of said leases dated October 31, 1989 are for Premises 1ocated at 1140 Technology Drive and 500 McCarthy Blvd., Milpitas, California (the "1989 Leases"); one of said leases dated September 17, 1990 is for Premises located at 1000 Sumac Drive, Milpitas, California
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

                                                                       Quantum 2

and one of said leases dated April 10, 1992 is for Premises located at 900 Sumac Drive, Milpitas, California) shall also be extended so that all five Leases expire on the same date; therefore, it is agreed between the parties that by exercising its Option to Extend the Building 5 Lease, Tenant has in effect exercised its Option to Extend under Lease Paragraph 42 ("First Five-Year Option to Extend"), and that pursuant to said Lease Paragraph 42, the Term of this Lease Agreement shall be extended for an additional five (5) year period, and the Lease Termination Date shall be changed from September 30, 2006 to September 30, 2011.

         2. BASIC RENTAL FOR FIRST EXTENDED TERM OF LEASE: The monthly Basic Rental for the First Extended Term of Lease shall be as follows:

         On October 1, 2006, the sum of THREE HUNDRED EIGHT THOUSAND NINE HUNDRED THREE AND NO/100 DOLLARS ($308,903.00) shall be due, and a like sum due on the first day of each month thereafter through and including September 1, 2007.

         On October 1, 2007, the sum of THREE HUNDRED SEVENTEEN THOUSAND SEVEN HUNDRED TWENTY EIGHT AND 80/100 DOLLARS ($317,728.80) shall be due, and a like sum due on the first day of each month thereafter through and including September 1, 2008.

         On October 1, 2008, the sum of THREE HUNDRED TWENTY SIX THOUSAND FIVE HUNDRED FIFTY FOUR AND 60/100 DOLLARS ($326,554.60) shall be due, and a like sum due on the first day of each month thereafter through and including September 1, 2009.

         On October 1, 2009, the sum of THREE HUNDRED THIRTY FIVE THOUSAND THREE HUNDRED EIGHTY AND 40/100 DOLLARS ($335,380.40) shall be due, and a like sum due on the first day of each month thereafter through and including September 1, 2010.

         On October 1, 2010, the sum of THREE HUNDRED FORTY FOUR THOUSAND TWO HUNDRED SIX AND 20/100 DOLLARS ($344,206.20) shall be due, and a like sum due on the first day of each month thereafter through and including September 1, 2011.

         The  Aggregate   Basic  Rent  for  the  Lease  shall  be  increased  by
$19,593,276.00 or from $44,409,491.18 to $64,002,767.18.

         3. THIRD FIVE-YEAR OPTION TO EXTEND: Provided Tenant has extended the Lease for an additional five (5) year period pursuant to Lease Paragraph 43 ("Second Five Year Option To Extend"), Landlord hereby grants to Tenant a third option to extend the Term of this Lease for an additional five (5) year period upon the following terms and conditions:

         A. Tenant shall give Landlord written notice of Tenant's exercise of this option to extend at least one hundred eighty (180) days prior to the expiration of the Lease Term as extended pursuant to Lease Paragraph 43 ("Second Five Year Option To Extend"), in which event the Lease shall be considered extended for an additional five (5) year period upon the same terms and conditions as this Lease, absent this Paragraph 3 and subject to the Rental as set forth below. In the event that Tenant fails to timely exercise Tenant's option as set forth herein in writing, Tenant shall have no further option to extend this Lease or the Other Leases, and this Lease shall continue in full force and effect for the full remaining term hereof, absent this Paragraph 3.

         B. The monthly Basic Rent for the option period shall be as follows in the event the option is exercised:

            Period                               Monthly Basic Rent
            ------                               -----------------
            Months 1-12                              $2.25/sf
            Months 13-24                             $2.30/sf
            Months 25-36                             $2.35/sf
            Months 37-48                             $2.40/sf
            Months 49-60                             $2.45/sf
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                                                                       Quantum 2

         C. Notwithstanding anything contained herein, Tenant may not exercise the option to extend granted by this Paragraph 3 at any time that Tenant is in default (default for monetary and material default for non-monetary) of its obligations under this Lease, if Tenant has received written notice from Landlord that Tenant is in default, and such default has not been timely cured within the time period provided for in this Lease; provided, however, that if such default of Tenant is not for money due under this Lease and cannot be cured, and if Landlord does not elect to terminate this Lease as a result of such non-curable default by Tenant, Tenant may exercise the option to extend granted by this Paragraph 3 notwithstanding such non-curable default.

         4.  LEASE  TERMS  CO-EXTENSIVE:   Lease  Paragraph  40C  ("Lease  Terms
Co-extensive") is hereby deleted in its entirety and replaced with the following:

                  "40C. LEASE TERMS CO-EXTENSIVE: It is acknowledged that (i) Landlord and Tenant have previously executed four separate leases in addition to this Lease: one of said leases dated October 31, 1989 is for Premises located at 1140 Technology Drive, Milpitas, California (the "Building One Lease"); one of said leases dated September 17, 1990 is for Premises located at 1000 Sumac Drive, Milpitas, California (the "Building Four Lease"); one of said leases dated April 10, 1992 is for Premises located at 900 Sumac Drive, Milpitas, California (the "Building 3 Lease"); and one of said leases dated March 23, 1994 is for premises located at 1101 Sumac Drive, Milpitas, California (the "Building 5 Lease") (hereinafter collectively referred to as the "Other Leases"); and (ii) it is the intention of the parties that the term of this Lease be co-extensive with the term of the Other Leases, such that the terms of all five leases ("the Leases") expire on the same date. The provisions of this Paragraph 40C also requires the terms of all the Leases to be extended accordingly if Tenant exercises its Option to Extend under any of the Leases. The monthly Basic Rent during the extended term under each of the Leases shall be increased by $.05 per square foot on the commencement date of the extended term and thereafter on each and every anniversary of the respective lease's commencement date of the extended term."

         5. CROSS DEFAULT: Lease Paragraph 48 ("Cross Default") is hereby deleted in its entirety and replaced with the following:

                  "48. CROSS DEFAULT: It is agreed between Landlord and Tenant that a default under this Lease, or a default under any of the Other Leases may, at the option of Landlord, be considered a default under all Leases, in which event Landlord shall be entitled (but in no event required) to apply all rights and remedies of Landlord under the terms of one lease to all the Leases including, but not limited to, the right to terminate any or all of the aforementioned Other Leases or this Lease by reason of a default under the Leases or hereunder.

                  Notwithstanding the above, Landlord shall have the option of considering a default under this Lease or a default under any of the Other Leases to be a default under all such leases, only with respect to such leases under which Landlord is also the 'Landlord' at the time such default occurs. By way of example, if at the time a default of Tenant occurs under this Lease, Landlord has sold the premises described in any of the Other Leases and is no longer the 'Landlord' thereunder, then a default under this Lease shall not constitute a default under any of such Other Leases so sold by Landlord (unless the premises leased under this Lease and the Other Leases are sold to the same entity), and a default by Tenant under any of such Other Leases so sold by Landlord shall not constitute a default under this Lease or any other of the Other Leases then remaining between Landlord and Tenant. However, if the Landlord under this Lease and the Other Leases is one in the same at the time of said default, said cross default provisions shall apply."

         6. STRUCTURAL CAPITAL COSTS REGULATED BY GOVERNMENTAL AGENCIES AFTER THE COMMENCEMENT OF THIS LEASE NOT CAUSED BY TENANT OR TENANT'S USES OR REMODELING OF THE PREMISES: Lease Paragraph 53 ("Structural Capital Costs Regulated by Governmental Agencies after the Commencement of this Lease Not Caused by Tenant or
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

                                                                       Quantum 2

Tenant's Uses or Remodeling of the Premises") is hereby deleted and replaced with the following:

                  "53. STRUCTURAL CAPITAL COSTS REGULATED BY GOVERNMENTAL AGENCIES AFTER THE COMMENCEMENT OF THIS LEASE NOT CAUSED BY TENANT OR TENANT'S USES OR REMODELING OF THE PREMISES: The provisions of this Paragraph 53 shall modify Paragraphs 7 and 14:

                  A. If (i) during the last five (5) years of the First Extended Term of the Lease if said Lease has not been extended as provided for in Lease Paragraph 43 ("Second Five Year Option To Extend") or in Paragraph 3 ("Third Five Year Option to Extend") or Paragraph 4 ("Lease Terms Co-Extensive") above, or (ii) during either of the five (5) year extension periods permitted by Lease Paragraph 43 or Paragraph 3, or Paragraph 4 above, it becomes necessary (due to any governmental requirement for continued occupancy of the Premises) to make structural improvements required by laws enacted or legal requirements imposed by governmental agency(s) after the Commencement Date, and the cost for each required work or improvements exceeds $100,000, then if such legal requirement is not imposed because of Tenant's specific use of the Premises and is not "triggered" by Tenant's Alterations or Tenant's application for a building permit or any other governmental approval (collectively "Tenant's Actions") in which instance Tenant shall be responsible for 100% of the cost of such improvements, Landlord shall be responsible for paying the cost of such improvement and constructing such improvement, subject to a cash contribution from Tenant of a portion of the cost thereof as provided for and calculated in Paragraph 53B.

                 B. When Landlord makes an improvement pursuant to Paragraph 53A, and as a condition to Landlord's obligation to construct such improvement, Tenant shall make the following contribution in cash to Landlord for the cost thereof prior to the commencement of the work by Landlord. It is agreed that Tenant shall pay to Landlord 100% of the cost of the first $100,000.00 worth of each improvement. After the first $100,000.00, all costs above $100,000.00 shall be divided by 15 and multiplied by the time period remaining in the last five years of the Lease Term from the date work on such improvement commences.

                  For example, if the improvement is not required as a result of Tenant's Actions and if the cost of such improvement was $400,000 and there was one year and six months remaining in the Lease term when the work commenced, then Tenant would be responsible for reimbursing Landlord in cash $130,000.00 computed as follows:

        Total Cost of Work                             $400,000.00
        Tenant Responsible for
          1st $100,000                                 -100.000.00
                                                       -----------
        Total Amount To Be Amortized                   $300,000.00

        $300,000.00/15 = $20,000.00/yr. x 1.5 yrs =    $ 30,000.00

        Tenant responsible for $100,000 + $30,000.00 = $130,000.00

                  C. If Landlord has made improvements, for which Tenant has reimbursed Landlord for the cost thereof pursuant to Paragraph 53B, and the term of this Lease is subsequently extended pursuant to the exercise by Tenant of an option to renew pursuant to Lease Paragraph 43 or Paragraph 3 above, upon the exercise of any such option by Tenant, Tenant shall pay to Landlord an additional sum equal to the total amount of said improvement less the amount previously paid for by Tenant. Using the example in Paragraph 53B above, Tenant would owe Landlord the additional amount of $270,000.00 ($400,000.00 - $130,000.00 = $270,000.00)."
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
                                                                       Quantum 2

         7. PROPERTY INSURANCE: Lease Paragraph 12 ("Property Insurance") is hereby amended to include the following: "Tenant acknowledges that as part of the cost of insurance policies for the Premises, Tenant is responsible for the payment of insurance deductibles on insurance claims as they relate to the Premises subject to the limitations provided in Lease Paragraph 55 ("Property Insurance") which limitations are applicable only during the initial Lease Term and the First Lease Extension Period and the Second Lease Extension Period. Said limitation provided for in Lease Paragraph 55 are null and void at the commencement of the Third Lease Extended Term".

         8. THIRD OPTION PERIOD - LEASE PROVISION CHANGES: In the event Tenant exercises its Third Option to Extend as provided for in Paragraph 3 above, the following amendments (contained within Paragraphs 9 through 19) are herein made to the Lease to be effective upon the commencement of the third option period ("Third Option Period"), or during any period following the expiration of the Lease Term or expiration of the Lease when Tenant is in possession of the Premises.

         9. LATE CHARGE: Effective as of the first day of the Third Option Period, the Late Charge referenced in Lease Paragraph 4.D ("Late Charge") shall be changed from five percent (5%) to ten percent (10%), and Lease Paragraph 50 ("Limitation on Late Charge") shall be deleted in its entirety and of no further force or effect.

         10. MANAGEMENT FEE: Notwithstanding anything to the contrary in the Lease, effective as of the first day of the Third Option Period, and on the first day of each month thereafter, Tenant shall pay to Landlord, in addition to the Basic Rent and Additional Rent, a fixed monthly management fee ("Management Fee") equal to one percent (1%) of the Basic Rent due for each month during the Lease Term.

         11. HAZARDOUS MATERIALS: Effective as of the first day of the Third Option Period, Lease Paragraph 45 ("Hazardous Materials") shall be deleted in its entirety and replaced with the following:

                  "45. HAZARDOUS MATERIALS: Landlord and Tenant agree as follows with respect to the existence or use of "Hazardous Materials" (as defined herein) on, in, under or about the Premises and real property located beneath said Premises, which includes the entire parcel of land on which the Premises are located as shown in Green on Exhibit A to the Lease (hereinafter collectively referred to as the "Property"): ,

                  A. As used herein, the term "Hazardous Materials" shall mean any material, waste, chemical, mixture or byproduct which is or hereafter is defined, listed or designated under Environmental Laws (defined below) as a pollutant, or as a contaminant, or as a toxic or hazardous substance, waste or material, or any other unwholesome, hazardous, toxic, biohazardous, or radioactive material, waste, chemical, mixture or byproduct, or which is listed, regulated or restricted by any Environmental Law (including, without limitation, petroleum hydrocarbons or any distillates or derivatives or fractions thereof, polychlorinated biphenyls, or asbestos). As used herein, the term "Environmental Laws" shall mean any applicable Federal, State of California or local government law (including common law), statute, regulation, rule, ordinance, permit, license, order, requirement, agreement, or approval, or any determination, judgment, directive, or order of any executive or judicial authority at any level of Federal, State of California or local government (whether now existing or subsequently adopted or promulgated) relating to pollution or the protection of the environment, ecology, natural resources, or public health and safety.

                  B. Tenant shall notify Landlord prior to the occurrence of any Tenant's Hazardous Materials Activities (defined below). Landlord acknowledges that Tenant shall use, in compliance with applicable Environmental Laws, customary household and office supplies (Tenant shall first provide Landlord with a list of said materials use), such as mild cleaners, lubricants and copier toner. Any and all of Tenant's Hazardous Materials Activities shall be conducted in conformity with this Paragraph
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                                                                       Quantum 2

         45, Paragraph 14 of this Lease, and in compliance with all Environmental Laws and regulations. As used herein, the term "Tenant's Hazardous Materials Activities" shall mean any and all use, handling, generation, storage, disposal, treatment, transportation, release, discharge, or emission of any Hazardous Materials on, in, beneath, to, from, at or about the Property, in connection with Tenant's use of the Property, or by Tenant or by any of Tenant's agents, employees, contractors, vendors, invitees, visitors or its future subtenants or assignees or other third parties (including "dumping" by others) (or which Hazardous Materials originate on the surface of the Premises any time on or after the Commencement Date of this Lease, but excluding Hazardous Materials on the Premises prior to the Lease Commencement Date because of the storage, use, disposal, or transportation of such materials or waste by any of Landlord's contractors or otherwise arising out of construction work performed by or under the direction of Landlord on the Premises and Landlord shall be responsible for all required actions with respect to such materials or wastes). Tenant agrees to provide Landlord with prompt written notice of any spill or release of Hazardous Materials at the Property during the term of the Lease of which Tenant becomes aware, and further agrees to provide Landlord with prompt written notice of any violation of Environmental Laws in connection with Tenant's Hazardous Materials Activities of which Tenant becomes aware. If Tenant's Hazardous Materials Activities involve Hazardous Materials other than normal use of customary household and office supplies, Tenant also agrees at Tenant's expense:
         (i) to install such Hazardous Materials monitoring, storage and containment devices as may be required by Environmental Laws, regulations and/or governing agencies; (ii) to provide Landlord with a written inventory of such Hazardous Materials, including an update of same each year upon the anniversary date of the Commencement Date of the Lease ("Anniversary Date"); and (iii) on each Anniversary Date to provide to Landlord copies of all documentation and records, required by applicable Environmental Laws to be prepared and submitted to governmental authorities, relating to use at the Property of Hazardous Materials or to Tenant's Hazardous Materials Activities, if any. If upon completion of Landlord's review of said documentation and records, Landlord reasonably questions if Tenant is in compliance with all applicable Environmental Laws with respect to Tenant's Hazardous Materials Activities, Tenant agrees within thirty (30) days following receipt of written notice from Landlord, to retain a qualified environmental consultant, acceptable to Landlord, to evaluate whether Tenant is in compliance with all applicable Environmental Laws with respect to Tenant's Hazardous Materials Activities. Tenant, at its expense, shall submit to Landlord a report from such environmental consultant which discusses the environmental consultant's findings within two (2) months of each Anniversary Date. Tenant, at its expense, shall promptly undertake and complete any and all steps necessary, and in full compliance with applicable Environmental Laws, to fully correct any and all problems or deficiencies identified by the environmental consultant, and promptly provide Landlord with documentation of all such corrections.

                  C. Prior to termination or expiration of the Lease, Tenant, at its expense, shall (i) properly remove from the Property all Hazardous Materials which come to be located at the Property in connection with Tenant's Hazardous Materials Activities, and (ii) fully comply with and complete all facility closure requirements of applicable Environmental Laws regarding Tenant's Hazardous Materials Activities, including but not limited to (x) properly restoring and repairing the Property to the extent damaged by such closure activities, and (y) obtaining from the local Fire Department or other appropriate governmental authority with any legal or regulatory jurisdiction a written concurrence that closure has been completed in compliance with applicable Environmental Laws. Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any such closure activities.

                  D. If Landlord, upon consultation with Tenant, reasonably concludes that the Property has become contaminated as a result of Tenant's Hazardous Materials Activities, Landlord in addition to any other rights it may have under this Lease or under Environmental Laws or other laws, may enter upon the Property and conduct inspection, sampling and analysis, including but not limited to obtaining and
         analyzing samples  of  soil  and   groundwater,   for  the  purpose  of
         determining the nature and extent
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                                                                       Quantum 2

         of such contamination except to the extent that such activities may be inconsistent with Tenant's compliance with Environmental Laws. Tenant shall promptly reimburse Landlord for the costs of such an investigation, including but not limited to reasonable attorneys' fees Landlord incurs with respect to such investigation to the extent, and only to the extent, that it that discloses Hazardous Materials contamination for which Tenant is liable under this Lease. Except as may be required of Tenant by applicable Environmental Laws, Tenant shall not perform any sampling, testing, or drilling to identify the presence of any Hazardous Materials at the Property, without Landlord's prior written consent which shall not be unreasonably withheld. Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any sampling, testing or drilling performed pursuant to the preceding sentence.

                  E. Tenant shall indemnify, defend (with legal counsel acceptable to Landlord, whose consent shall not unreasonably be withheld) and hold harmless Landlord, its employees, assigns, successors, successors-in-interest, agents and representatives from and against any and all claims (including but not limited to third party claims from a private party or a government authority), liabilities, obligations, losses, causes of action, demands, governmental proceedings or directives, fines, penalties, expenses, costs (including but not limited to reasonable attorneys', consultants' and other experts' fees and costs), and damages, which arise from or relate to:
         (i) Tenant's Hazardous Materials Activities; (ii) any Hazardous Materials contamination caused by Tenant prior to the Commencement Date of the Lease; or (iii) the breach of any obligation of Tenant under this Paragraph 45 (collectively, "Tenant's Environmental Indemnification"). Tenant's Environmental Indemnification shall include but is not limited to the obligation to promptly and fully reimburse Landlord for losses in or reductions to rental income, and diminution in fair market value of the Property. Tenant's Environmental Indemnification shall further include but is not limited to the obligation to diligently and properly implement to completion, at Tenant's expense, any and all environmental investigation, removal, remediation, monitoring, reporting, closure activities, or other environmental response action as may be required by applicable Environmental Laws, regulations or governing agencies (collectively, "Response Actions"). Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any Response Actions.

                  F. Landlord hereby makes the following representations to Tenant, each of which is made only to the best of Landlord's knowledge as of the date Landlord executes this Lease, without any inquiry or investigation having been made or required by Landlord regarding this subject, nor does Landlord have any obligation to investigate or make inquiry regarding the subject:

                           (1) The soil and ground water on or under the Premises does not contain Hazardous Materials in amounts which violate any laws to the extent that any governmental entity could require either Landlord or Tenant to take any remedial action with respect to such Hazardous Materials.

                           (2) During the time that Landlord has owned the Premises, Landlord has received no notice of (i) any violation, or alleged violation, of any law that has not been corrected to the satisfaction of the appropriate authority, (ii) any pending claims relating to the presence of Hazardous Material on the Premises, or
         (iii) any pending investigation by any governmental agency concerning the Premises relating to Hazardous Materials.

                  G. Landlord and Tenant shall each give written notice to the other as soon as reasonably practicable of (i) any communication received from any governmental authority concerning Hazardous Materials which relates to the Premises, and (ii) any contamination of the Premises by Hazardous Materials which constitutes a violation of any law. Attached as Exhibit "C" to the Lease is a list of Hazardous Materials that Tenant intends to use at the Premises. If during the Lease Term Tenant proposes to use other Hazardous Materials at the Premises, Tenant shall inform Landlord of such use, identifying the Hazardous Materials and the manner of their use, storage and
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                                                                       Quantum 2

         disposal, and shall agree (i) to use, store and dispose of such Hazardous Materials strictly in compliance with all laws, regulations and governing agencies and (ii) that the indemnity set forth in Paragraph 45 shall be applicable to Tenant's use of such Hazardous Material.

                  H. Landlord or Tenant may, at any time, cause testing wells to be installed on the Premises, and may cause the ground water to be tested to detect the presence of Hazardous Material by the use of such tests as are then customarily used for such purposes. Testing wells installed by Tenant shall be paid for by Tenant. If tests conducted by Landlord disclose that Tenant has violated any Hazardous Materials laws, or Tenant or parties on the Premises during the Term of this Lease have contaminated the Premises as determined by regulatory agencies pursuant to Hazardous Materials laws, or that Tenant has liability to Landlord pursuant to Paragraph 45A, then Tenant shall pay for 100 percent of the cost of the test and all related expense. Prior to the expiration of the Lease Term, Tenant shall remove any testing wells it has installed at the Premises, and return the Premises to the condition existing prior to the installation of such wells, unless Landlord requests in writing that Tenant leave all or some of the testing wells in which instance the wells requested to be left shall not be removed.

                  I. If any tests performed by Tenant or Landlord prior to the Commencement Date disclose Hazardous Materials at the Premises, Landlord at its expense will promptly take all reasonable action required by law with respect to the existence of such Hazardous Materials at the Premises. The Commencement Date shall not be delayed because of such action by Landlord unless occupation of the Premises is prohibited by law.

                  J. The obligations of Landlord and Tenant under this Paragraph 45 shall survive the expiration or earlier termination of the Term of this Lease. The rights and obligations of Landlord and Tenant with respect to issues relating to Hazardous Materials are exclusively established by this Paragraph 45."

         12. SECURITY DEPOSIT: Effective as of the first day of the Third Option Period, Lease Paragraph 51 ("Security Deposit") shall be deleted in its entirety and replaced with the following:

                  "51. SECURITY DEPOSIT: The following provisions shall modify Lease Paragraph 4F:

                  A. Within thirty (30) days after the expiration or earlier termination of the Lease term and after Tenant has vacated the Premises, Landlord shall return to Tenant the entire Security Deposit except for amounts that Landlord has deducted therefrom that are needed by Landlord to cure defaults of Tenant under the Lease or compensate Landlord for damages for which Tenant is liable pursuant to this Lease. The use or disposition of the Security Deposit shall be subject to the provisions of California Civil Code Section 1950.7.

                  B. During the first thirty (30) days following Tenant's exercise of its Third Option to Extend, and only during said thirty day period, Tenant shall have the one-time option of satisfying its
         obligation   with  respect  to  an  amount  equal  to  one-half   (1/2)
         ($238,296.60) of the $476,593.20 Security Deposit required under Lease Paragraph 4F by providing to Landlord, at Tenant's sole cost, a letter of credit which: (i) is drawn upon an institutional lender reasonably acceptable and accessible to Landlord in form and content reasonably satisfactory to Landlord; (ii) is in the amount of one-half (1/2) of the Security Deposit; (iii) is for a term of at lease twelve (12) months; (iv) with respect to any letter of credit in effect within the six month period immediately prior to the expiration of the Lease term, shall provide that the term of such letter of credit shall extend at least forty five (45) days past the Lease expiration date (including any extensions thereof); and (v) may be drawn upon by Landlord upon submission of a declaration of Landlord that Tenant is in default (as defined in Paragraph 19 and as modified by Paragraph 60). Landlord
         shall  not  be   obligated   to  furnish   proof  of  default  to  such
         institutional lender, and Landlord  shall only  be required to give the
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                                                                       Quantum 2

         institutional lender written notification that Tenant is in default and upon receiving such written notification from Landlord the institutional lender shall be obligated to immediately deliver cash to Landlord equal to the amount Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default up to 1/2 of the total Security Deposit required under Lease Paragraph 4F. Said letter of credit shall provide that if the letter of credit is not renewed, replaced or extended within twenty (20) days prior to its expiration date the issuer of the credit shall automatically issue a cashiers check payable to Landlord in the amount of the letter of credit after the date which is twenty (20) days before the expiration date, and no later than the expiration date, without Landlord being required to make demand upon the letter of credit. If Tenant provides Landlord with a letter of credit, within thirty (30) days of the execution of this Lease, meeting the foregoing requirements, one-half (1/2) of the cash Security Deposit (i.e., $238.296.60 of the $476.593.20 Security Deposit) shall be returned to Tenant by Landlord inasmuch as the cash deposit remaining and the Letter of Credit equal the total Security Deposit required in Lease Paragraph 4F. If Tenant defaults with respect to any provisions of this Lease, including but not limited to provisions relating to the payment of Rent, Landlord may (but shall not be required to) draw down on the letter of credit for payment of any sum which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default. Landlord and Tenant acknowledge that such letter of credit will be treated as if it were a cash security deposit, and such letter of credit may be drawn down upon by Landlord upon demand and presentation of evidence of the identity of Landlord to the issuer, in the event that Tenant defaults with respect to any provision of this Lease and such default is not cured within any applicable cure period. Notwithstanding anything to the contrary in this Lease, Landlord shall not be obligated to furnish proof of default to such institutional lender and Landlord is only required to give the institutional lender written notification that Tenant is in default and upon receiving such written notification from Landlord the institutional lender shall be obligated to immediately deliver cash to Landlord equal to the amount Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default up to 1/2 of the total Security Deposit. Landlord acknowledges that it is not entitled to draw down such letter of credit unless Landlord would have been entitled to draw upon the cash security deposit pursuant to the terms of Paragraph 4F of the Lease. Concurrently with the delivery of the required information to the issuer, Landlord shall deliver to Tenant written evidence of the default upon which the draw down was based, together with evidence that Landlord has provided to Tenant the written notice of such default which was required under the applicable provision of the Lease, and evidence of the failure of Tenant to cure such default within the applicable grace period following receipt of such notice of default. Any proceeds received by Landlord by drawing upon the letter of credit shall be applied in accordance with the provisions governing the Security Deposit imposed by Lease Paragraph 4F and this Paragraph 51. If Landlord draws upon the letter of credit, thereafter Tenant shall once again have the right to post a letter of credit in place of one-half (1/2) of a cash Security Deposit so long as Tenant is not then in default. In any event Tenant will be obligated to replenish the amount drawn to restore the Security Deposit to its original amount as provided for in Paragraph 4F. If any portion of the letter of credit is used or applied pursuant hereto, Tenant shall, within ten (10) days after receipt of a written demand therefor from Landlord, restore and replace the value of such security by either (i) depositing cash with Landlord in the amount equal to the sum drawn down under the letter of credit, or (ii) increasing the letter of credit to its value immediately prior to such application. Tenant's failure to replace the value of the security as provided in the preceding sentence shall be a material breach of its obligation under this Lease."

         13. REAL ESTATE TAXES: Effective as of the first day of the Third Option Period, Lease Paragraph 54 ("Real Estate Taxes") shall be deleted in its entirety and replaced with the following:

                  "54. REAL PROPERTY TAXES: Paragraph 9 is modified by the following:
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                                                                       Quantum 2

                  A. The term "Real Property Taxes" shall not include charges, levies or fees directly related to the use, storage, disposal or release of Hazardous Materials on the Premises unless directly related to Tenant's Activities at this site or on other sites leased and/or owned by Tenant; however, Tenant shall be responsible for general or special tax and/or assessments (related to Hazardous Materials and/or toxic waste) imposed on the Property provided said special tax and/or assessment is not imposed due to on-site originated contamination on the Property (by third parties not related to Tenant) prior to the Lease Commencement Date. Subject to the terms and conditions stated herein, Tenant shall be responsible for paying one hundred percent (100%) of said taxes and/or assessments allocated to the Property.

                  B. If any assessments for public improvements are levied against the Premises, Landlord may elect either to pay the assessment in full or to allow the assessment to go to bond. If Landlord pays the assessment in full, Tenant shall pay to Landlord or any assignee or purchaser of the Premises each time payment of Real Property Taxes is made a sum equal to that which would have been payable (as both principal and interest) had Landlord allowed the assessment to go to bond.

                  C. Tenant at its cost shall have the right, at any time, to seek a reduction in the assessed valuation of the Premises or to contest any Real Property Taxes that are to be paid by Tenant. If Tenant seeks a reduction or contests such Real Property Taxes, the failure on Tenant's part to pay such Real Property Taxes being so contested shall not constitute a default so long as Tenant complies with the provisions of this Paragraph. Landlord shall not be required to join in any proceeding or contest brought by Tenant unless the provisions of any law require that the proceeding or contest be brought by or in the name of Landlord. In that case Landlord shall join in the proceedings or contest or permit it to be brought in Landlord's name as long as Landlord is not required to bear any cost. Tenant, on final determination of the proceeding or contest, shall immediately pay or discharge its share of any Real Property Taxes determined by any decision or judgment rendered, together with all costs, charges, interest, and penalties incidental to the decision or judgment. If Tenant does not pay the Real Property Taxes when due pursuant to the Lease and Tenant seeks a reduction or contests them as provided in this paragraph, before the commencement of the proceeding or contest Tenant shall furnish to Landlord a surety bond in form reasonably satisfactory to Landlord issued by an insurance company qualified to do business in California. The amount of the bond shall equal 125% of the total amount of Real Property Taxes in dispute and any such bond shall be assignable to any lender or purchaser of the Premises. The bond shall hold Landlord and the Premises harmless from any damage arising out of the proceeding or contest and shall insure the payment of any judgment that may be rendered."

         14. PROPERTY INSURANCE: Effective as of the first day of the Third Option Period, section B of Lease Paragraph 55 ("Property Insurance") shall be deleted in its entirety and be of no further force or effect.

         15. ASSIGNMENT AND SUBLETTING: Effective as of the first day of the Third Option Period, Lease Paragraph 56 ("Assignment and Subletting") shall be deleted in its entirety and replaced with the following:

                  "56. ASSIGNMENT AND SUBLETTING: The following modifications are made to Paragraph 16:

                  A. In the event that Tenant seeks to make any assignment or sublease, then Landlord, by giving Tenant written notice of its election within fifteen (15) days after Tenant's notice of intent to assign or sublease has been given to Landlord, shall have the right to elect (i) to withhold its consent to such assignment or sublease, as permitted pursuant to Paragraph 16, or (ii) to permit Tenant to so assign the Lease or sublease such part of the Premises, in which event Tenant may do so, but without being released of its liability for the performance of all of its obligations under the Lease, and the following shall apply (except the following shall not apply to a
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

                                                                       Quantum 2

         "Permitted Transfer" described in Paragraph 57):

                           (1) If Tenant assigns its interest in this Lease, then in addition to the rental provided for in this Lease, Tenant shall pay to Landlord fifty percent (50%) of all Rent and other consideration received by Tenant over and above (i) the assignee's agreement to assume the obligations of Tenant under this Lease and (ii) all
         "Permitted Transfer Costs" (as defined herein) related to such assignment. As used herein, the term "Permitted Transfer Costs" shall mean all reasonable leasing commissions paid to third parties not affiliated with Tenant in order to obtain the assignment or sublease in question.

                           (2) If Tenant sublets all or part of the Premises, then Tenant shall pay to Landlord in addition to the Rent provided for in this Lease fifty percent (50%) of the positive difference, if any, between (i) all rent and other consideration paid or provided to Tenant by the subtenant, less (ii) all Rent paid by Tenant to Landlord pursuant to this Lease which is allocable to the area so sublet and all Permitted Transfer Costs related to such sublease. After Tenant has recovered all Permitted Transfer Costs Tenant shall pay to Landlord the amount specified in the preceding sentence on the same basis, whether periodic or in lump sum, that such rent and other consideration is paid to Tenant by its subtenant, within seven (7) days after it is received by Tenant.

                           (3) Tenant's obligations under this subparagraph shall survive any assignment or sublease. At the time Tenant makes any payment to Landlord required by this subparagraph, Tenant shall deliver an itemized statement of the method by which the amount to which Landlord is entitled was calculated, certified by Tenant as true and correct. Landlord shall have the right to inspect Tenant's books and records relating to the payments due pursuant to this subparagraph. Upon request therefor, Tenant shall deliver to Landlord copies of all bills, invoices or other documents upon which its calculations are based.

                           (4) As used herein, the term "consideration" shall mean any consideration of any kind received, or to be received (including, but not limited to, services rendered and/or value received) by Tenant as a result of the assignment or sublease, if such sums are paid or provided to Tenant for Tenant's interest in this Lease or in the Premises.

                           (5) This Paragraph 56.A does not apply to a "Permitted Transfer", as provided in Paragraph 57 hereof. The parties agree that if any of the following transactions occur and do not qualify as "Permitted Transfers", Tenant must obtain Landlord's consent to such transaction and if Landlord consents to any of the following transactions which do not otherwise qualify as "Permitted Transfers", then the provisions of this Paragraph 56.A shall not apply to the following transactions: (i) a merger, consolidation or other reorganization in which Tenant is not the surviving corporation so long as 95% of all assets and liabilities of Tenant are permanently transferred to such assignee; and (ii) an assignment of this Lease to a corporation which purchases or otherwise acquires 95% or more of the assets of Tenant so long as 95% of all assets and liabilities of Tenant are permanently transferred to such assignee and Tenant remains liable and responsible under the Lease to the extent Tenant continues in existence following such transaction."

         16. PERMITtED ASSIGNMENTS AND SUBLEASES: Effective as of the first day of the Third Option Period, Lease Paragraph 57 ("Permitted Assignments and Subleases") shall be deleted in its entirety and replaced with the following:

                  "57. PERMITTED ASSIGNMENTS AND SUBLEASES: Notwithstanding anything contained in Paragraph 16, so long as Tenant otherwise complies with the provisions of Paragraph 16 and the Permitted Transfer does not release Tenant from its obligations hereunder, Tenant may enter into any of the following transfers (a "Permitted Transfer") without Landlord's prior written consent, and the provisions of Paragraph 56A shall not apply to any such Permitted Transfer:
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                                                                       Quantum 2

                           A. Tenant may sublease all or part of the Premises or assign its interest in this Lease to any corporation which controls, is controlled by, or is under common control with Tenant by means of an ownership interest of more than fifty percent (50%) providing Tenant remains liable for the payment of Rent and full performance of the Lease;

                  B.  Tenant  may  assign  its   interest  in  the  Lease  to  a
         corporation which results from a merger, consolidation or other reorganization in which Tenant is not the surviving corporation so long as (i) 95% of all assets and liabilities of Tenant are permanently transferred to such assignee, and (ii) immediately prior to the merger, consolidation or other reorganization, the corporation into which Tenant is to be merged has a net worth equal to or greater than the net worth of Tenant at the time of Lease execution or at the time of such assignment, merger, consolidation or reorganization (whichever is greater), or if it does not, Landlord is provided a guaranty of the Lease (in a form reasonably acceptable to Landlord) from a corporation
         (a) that is the parent of, or is otherwise affiliated with, the corporation into which Tenant is to be merged, and (b) which has a current net worth equal to or greater than the net worth of Tenant at the time of Lease execution or at the time of such assignment, merger, consolidation or reorganization (whichever is greater). In the event there is not a permanent transfer of 95% or more of the assets and liabilities from Tenant to a third party, and Tenant continues to exist as a separate entity, both companies shall be jointly and severally liable for the full terms and conditions of the Lease;

                  C. Tenant may assign this Lease to a corporation which purchases or otherwise acquires 95% or more of the assets of Tenant so long as 95% of all assets and liabilities of Tenant are permanently transferred to such assignee (in the event there is not a permanent transfer of 95% or more of the assets and liabilities from Tenant to a third party and Tenant continues to exist as a separate entity, both companies shall be jointly and severally liable for the full terms and conditions of the Lease), and provided that immediately prior to such assignment said corporation, has a net worth equal to or greater than the net worth of Tenant (a) at the time of Lease execution or (b) at the time of such assignment (whichever is greater), or if it does not, Landlord is provided a guaranty of the Lease (in a form reasonably acceptable to Landlord) from a corporation (a) that is the parent of, or is otherwise affiliated with, said corporation and (b) which has a current net worth equal to or greater than the net worth of Tenant at the time of Lease execution or at the time of such assignment, (whichever is greater)."

         17. DESTRUCTION: Effective as of the first day of the Third Option Period, Lease Paragraph 62 ("Destruction") shall be deleted in its entirety and replaced with the following:

                  "62. DESTRUCTION: Paragraph 21 is modified by the following:

                  A. Notwithstanding anything to the contrary within Paragraph 21, Landlord may terminate this Lease in the event of an uninsured event or if insurance proceeds, net of the deductible, are insufficient to cover one hundred percent of the rebuilding costs; provided, however, Tenant shall have the right to elect, in its discretion, to contribute such excess funds to permit Landlord to repair the Premises.

                  B. Except as provided in Paragraph 62C, Landlord may not terminate the Lease if the Premises are damaged by a peril whereby the cost to replace and/or repair is one hundred percent (100%) covered by the insurance carried by Landlord pursuant to Paragraph 12, but instead shall restore the Premises in the manner described by Paragraph 21.

                  C. If the Premises are damaged by a peril covered by the insurance carried by Landlord pursuant to Paragraph 12, Landlord shall have the option to terminate the Lease if each of the following conditions is satisfied: (i) the cost to repair or the damage exceeds thirty-three percent (33%) of the then replacement cost of the Premises; and (ii) the damage occurs at a time when there is less than five (5) years remaining in the term of the Lease.
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
                                                                       Quantum 2

                  D. If Landlord fails to obtain insurance as required pursuant to Paragraph 12, and said insurance would have been available to cover any damage or destruction to the Premises, Landlord shall be required to rebuild, at its cost, net of the deductible which would have been required under said insurance policy (which deductible Tenant is required to pay).

                  E. If the Premises are damaged by any peril, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord's architect or construction consultant as to when the restoration work required of Landlord may be completed. Tenant shall have the option to terminate this Lease in the event any of the following occurs, which option may be exercised only by delivery to Landlord of a written notice of election to terminate within seven (7) days after Tenant receives from Landlord the estimate of the time needed to complete such restoration:

                           (1) The Premises are damaged by any peril (not caused by or resulting from an action of Tenant or Tenant's agents, employees, contractors or invitees) and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Leased Premises cannot be substantially completed within 180 days after the date of such damage (subject to force majeure conditions); or

                           (2) The Premises are damaged by any peril (not caused by or resulting from an action of Tenant or Tenant's agents, employees, contractors or invitees) within twelve (12) months of the last day of the Lease term, and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Leased Premises cannot be substantially completed within sixty (60) days after the date of such damage and Tenant has not exercised its Option to Extend said Term (or Extended Term as the case may be)."

        18. LIABILITY INSURANCE: Effective as of the first day of the Third Option Period, the first sentence of Lease Paragraph 10 ("Liability Insurance") shall be deleted and replaced with the following' "Tenant, at Tenant's expense, agrees to keep in force during the Term of this Lease a policy of commercial general liability insurance with combined single limit coverage of not less than Two Million Dollars ($2,000,000) per occurrence for bodily injury and property damage occurring in, on or about the Premises, including parking and landscaped areas."

         19. LIMITATION OF LIABILITY: Effective as of the first day of the Third Option Period, Lease Paragraph 36 ("Limitation of Liability") shall be deleted in its entirety and replaced with the following:

                  "36. LIMITATION OF LIABILITY In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

         (i) the sole and exclusive remedy shall be against Landlord's interest in the Premises leased herein;
         (ii) no partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);
         (iii) no service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);
         (iv) no partner of Landlord shall be required to answer or otherwise plead to any service of process;
         (v) no judgment will be taken against any partner of Landlord;
         (vi) any judgment taken against any partner of Landlord may be vacated and set aside at any time without hearing;
         (vii) no writ of execution will ever be levied against the assets of any partner of Landlord;
         (viii) these covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.
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
                                                                       Quantum 2

                  Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law."

        EXCEPT AS MODIFIED HEREIN, all other terms, covenants, and conditions of said October 31, 1989 Lease Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 3 to Lease as of the day and year last written below.

LANDLORD:                                   TENANT:

JOHN ARRILLAGA SURVIVOR'S TRUST             QUANTUM CORPORATION
                                            a Delaware corporation


By /s/ John Arrillaga, Trustee              By  /s/ Andrew Kryder
  ------------------------------                -------------------------------
John Arrillaga, Trustee
                                            Andrew Kryder
                                            -----------------------------------
Date:  6/30/97                              Print or Type Name
     ------------
                                            Title: FINANCE AND CORPORATE GENERAL
                                                   -----------------------------
                                                   COUNSEL
                                                   -----------------------------
RICHARD T. PEERY SEPARATE
PROPERTY TRUST                              Date:  June 25, 1997
                                                   ----------------
By /s/ Richard T. Peery
   ----------------------
Richard T. Peery, Trustee

Date: 6/26/97
      -------------------

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

                                                                       Quantum 1

                                AMENDMENT NO. 3
                                    TO LEASE

         THIS AMENDMENT NO. 3 is made and entered into this 16th day of April, 1997, by and between JOHN ARRILLAGA, Trustee, or his Successor Trustee UTA dated 7/20/77 (JOHN ARRILLAGA SURVIVOR'S TRUST) (previously known as the "John Arrillaga Separate Property Trust") as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended, collectively as LANDLORD, and QUANTUM CORPORATION, a Delaware corporation, as TENANT.

                                    RECITALS

         A. WHEREAS, by Lease Agreement dated October 31, 1989 Landlord leased to Tenant all of that certain 155,734+/- square foot building located at 1140 Technology Drive, Milpitas, California, the details of which are more particularly set forth in said October 31, 1989 Lease Agreement, and

         B. WHEREAS, said Lease was amended by Letter Agreement dated October 31, 1989 which provided for a Basic Rent Credit for the period commencing with the Lease Commencement Date and ending on May 31, 1991, and

         C. WHEREAS, said Lease was amended by Amendment No. 1 dated April 24, 1990 which canceled the reduction in Basic Rent Credit Letter dated October 31, 1989, and which delayed the Lease Commencement Date from December 15, 1990 to April 1, 1991, and,

         D. WHEREAS, said Lease was amended by the Commencement Letter dated March 4, 1991 which changed the Commencement Date of the Lease from April 1, 1991 to March 1, 1991, and established the Termination Date of July 31, 2006, and,

         E. WHEREAS, said Lease was amended by Amendment No. 2 dated June 26, 1991 which extended the Term of the Lease for an additional two month period, amended the Basic Rent schedule and Aggregate Rent accordingly, and amended the deadlines in which Tenant could exercise its Option to Extend pursuant to Lease Paragraphs 42 and 43, and

         F. WHEREAS, it is now the desire of the parties hereto to amend the Lease by (i) extending the Term for five years, changing the Termination Date from September 30, 2006 to September 30, 2011, (ii) amending the Basic Rent schedule and Aggregate Rent accordingly, (iii) adding a third Five Year Option to Extend, (iv) replacing Paragraphs 41C ("Lease Terms Co-extensive") and 48 ("Cross Default") and 53 ("Structural Capital Costs Regulated by Governmental Agencies After thee Commencement of this Lease not Caused by Tenant or Tenant's Uses or Remodeling of the Premises"), (v) amending Lease Paragraph 12 ("Property Insurance") and (vi) amending and/or replacing certain provisions of the Lease commencing as of the commencement of the Third Extended Term of said Lease as hereinafter set forth.

                                   AGREEMENT

         NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and in consideration of the hereinafter mutual promises, the parties hereto do agree as follows:

         1. TERM OF LEASE: It is agreed between the parties that Tenant has exercised its First Five-Year Option to Extend the lease term of that certain lease agreement dated March 23, 1994 for premises located at 1101 Sumac Drive, Milpitas, California (the "Building 5 Lease"), as detailed in Paragraph 41 of said Building 5 Lease. Paragraph 40C of said Building 5 Lease provides that in the event the term of said Building 5 Lease is extended for any reason whatsoever, the terms of the Existing Leases (i.e. two of said leases dated October 31, 1989 are for Premises located at 1140 Technology Drive and 500 McCarthy Blvd., Milpitas, California (the "1989 Leases"); one of said leases dated September 17, 1990 is for Premises located at 1000 Sumac Drive, Milpitas, California,

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                                     Page 1

                                                                       Quantum 1

and one of said leases dated April 10, 1992 is for Premises located at 900 Sumac Drive, Milpitas, California) shall also be extended so that all five Leases expire on the same date; therefore, it is agreed between the parties that by exercising its Option to Extend the Building 5 Lease, Tenant has in effect exercised its Option to Extend under Lease Paragraph 42 ("First Five-Year Option to Extend"), and that pursuant to said Lease Paragraph 42, the Term of this Lease Agreement shall be extended for an additional five (5) year period, and the Lease Termination Date shall be changed from September 30, 2006 to September 30, 2011.

         2. BASIC RENTAL FOR FIRST EXTENDED TERM OF LEASE: The monthly Basic Rental for the First Extended Term of Lease shall be as follows:

         On October 1, 2006, the sum of TWO HUNDRED SEVENTY TWO THOUSAND FIVE HUNDRED THIRTY FOUR AND 50/100 DOLLARS ($272,534.50) shall be due, and a like sum due on the first day of each month thereafter through and including September 1, 2007.

         On October 1, 2007, the sum of TWO HUNDRED EIGHTY THOUSAND THREE HUNDRED TWENTY ONE AND 20/100 DOLLARS ($280,321.20) shall be due, and a like sum due on the first day of each month thereafter through and including September 1, 2008.

         On October 1, 2008, the sum of TWO HUNDRED EIGHTY EIGHT THOUSAND ONE HUNDRED SEVEN AND 90/100 DOLLARS ($288,107.90) shall be due, and a like sum due on the first day of each month thereafter through and including September 1, 2009.

         On October 1, 2009, the sum of TWO HUNDRED NINETY FIVE THOUSAND EIGHT HUNDRED NINETY FOUR AND 60/100 DOLLARS ($295,894.60) shall be due, and a like sum due on the first day of each month thereafter through and including September 1, 2010.

         On October 1, 2010, the sum of THREE HUNDRED THREE THOUSAND SIX HUNDRED EIGHTY ONE AND 30/100 DOLLARS ($303,681.30) shall be due, and a like sum due on the first day of each month thereafter through and including September 1, 2011.

         The  Aggregate   Basic  Rent  for  the  Lease  shall  be  increased  by
$17,286,474.00 or from $39,587,582.80 to $56,874,056.80.

         3. THIRD FIVE-YEAR OPTION TO EXTEND: Provided Tenant has extended the Lease for an additional five (5) year period pursuant to Lease Paragraph 43 ("Second Five Year Option To Extend"), Landlord hereby grants to Tenant a third option to extend the Term of this Lease for an additional five (5) year period upon the following terms and conditions:

         A. Tenant shall give Landlord written notice of Tenant's exercise of this option to extend at least one hundred eighty (180) days prior to the expiration of the Lease Term as extended pursuant to Lease Paragraph 43 ("Second Five Year Option To Extend"), in which event the Lease shall be considered extended for an additional five (5) year period upon the same terms and conditions as this Lease, absent this Paragraph 3 and subject to the Rental as set forth below. In the event that Tenant fails to timely exercise Tenant's option as set forth herein in writing, Tenant shall have no further option to extend this Lease or the Other Leases, and this Lease shall continue in full force and effect for the full remaining term hereof, absent this Paragraph 3.

         B. The monthly Basic Rent for the option period shall be as follows in the event the option is

               Period                               Monthly Basic Rent
               ------                               ------------------

               Months 1-12                              $2.25/sf
               Months 13-24                             $2.30/sf
               Months 25-36                             $2.35/sf
               Months 37-48                             $2.40/sf
               Months 49-60                             $2.45/sf

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

                                                                       Quantum 1

         C. Notwithstanding anything contained herein, Tenant may not exercise the option to extend granted by this Paragraph 3 at any time that Tenant is in default (default for monetary and material default for non-monetary) of its obligations under this Lease, if Tenant has received written notice from Landlord that Tenant is in default, and such default has not been timely cured within the time period provided for in this Lease; provided, however, that if such default of Tenant is not for money due under this Lease and cannot be cured, and if Landlord does not elect to terminate this Lease as a result of such non-curable default by Tenant, Tenant may exercise the option to extend granted by this Paragraph 3 notwithstanding such non-curable default.

         4.  LEASE  TERMS  CO-EXTENSIVE:   Lease  Paragraph  40C  ("Lease  Terms
Co-extensive") is hereby deleted in its entirety and replaced with the following:

                  "40C. LEASE TERMS CO-EXTENSIVE: It is acknowledged that (i) Landlord and Tenant have previously executed four separate leases in addition to this Lease: one of said leases dated October 31, 1989 is for Premises located at 500 McCarthy Blvd., Milpitas, California (the "Building Two Lease"); one of said leases dated September 17, 1990 is for Premises located at 1000 Sumac Drive, Milpitas, California (the "Building Four Lease"); one of said leases dated April 10, 1992 is for Premises located at 900 Sumac Drive, Milpitas, California (the "Building 3 Lease"); and one of said leases dated March 23, 1994 is for premises located at 1101 Sumac Drive, Milpitas, California (the "Building 5 Lease") (hereinafter collectively referred to as the "Other Leases"); and (ii) it is the intention of the parties that the term of this Lease be co-extensive with the term of the Other Leases, such that the terms of all five leases ("the Leases") expire on the same date. The provisions of this Paragraph 40C also requires the terms of all the Leases to be extended accordingly if Tenant exercises its Option to Extend under any of the Leases. The monthly Basic Rent during the extended term under each of the Leases shall be increased by $.05 per square foot on the commencement date of the extended term and thereafter on each and every anniversary of the respective lease's commencement date of the extended term."

         5. CROSS DEFAULT: Lease Paragraph 48 ("Cross Default") is hereby deleted in its entirety and replaced with the following:

                  "48. CROSS DEFAULT: It is agreed between Landlord and Tenant that a default under this Lease, or a default under any of the Other Leases may, at the option of Landlord, be considered a default under all Leases, in which event Landlord shall be entitled (but in no event required) to apply all rights and remedies of Landlord under the terms of one lease to all the Leases including, but not limited to, the right to terminate any or all of the aforementioned Other Leases or this Lease by reason of a default under the Leases or hereunder.

                  Notwithstanding the above, Landlord shall have the option of considering a default under this Lease or a default under any of the Other Leases to be a default under all such leases, only with respect to such leases under which Landlord is also the 'Landlord' at the time such default occurs. By way of example, if at the time a default of Tenant occurs under this Lease, Landlord has sold the premises described in any of the Other Leases and is no longer the 'Landlord' thereunder, then a default under this Lease shall not constitute a default under any of such Other Leases so sold by Landlord (unless the premises leased under this Lease and the Other Leases are sold to the same entity), and a default by Tenant under any of such Other Leases so sold by Landlord shall not constitute a default under this Lease or any other of the Other Leases then remaining between Landlord and Tenant. However, if the Landlord under this Lease and the Other Leases is one in the same at the time of said default, said cross default provisions shall apply."

         6. STRUCTURAL CAPITAL COSTS REGULATED BY GOVERNMENTAL AGENCIES AFTER THE COMMENCEMENT OF THIS LEASE NOT CAUSED BY TENANT OR TENANT'S USES OR REMODELING OF THE PREMISES: Lease Paragraph 53 ("Structural Capital Costs Regulated by Governmental Agencies after the Commencement of this Lease Not Caused by Tenant or

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                                     Page 3
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                                                                       Quantum 1

Tenant's Uses or Remodeling of the Premises") is hereby deleted and replaced with the following:

                  "53. STRUCTURAL CAPITAL COSTS REGULATED BY GOVERNMENTAL AGENCIES AFTER THE COMMENCEMENT OF THIS LEASE NOT CAUSED BY TENANT OR TENANT'S USES OR REMODELING OF THE PREMISES: The provisions of this Paragraph 53 shall modify Paragraphs 7 and 14:

                  A. If (i) during the last five (5) years of the First Extended Term of the Lease if said Lease has not been extended as provided for in Lease Paragraph 43 ("Second Five Year Option To Extend") or in Paragraph 3 ("Third Five Year Option to Extend") or Paragraph 4 ("Lease Terms Co-Extensive") above, or (ii) during either of the five (5) year extension periods permitted by Lease Paragraph 43 or Paragraph 3, or Paragraph 4 above, it becomes necessary (due to any governmental requirement for continued occupancy of the Premises) to make structural improvements required by laws enacted or legal requirements imposed by governmental agency(s) after the Commencement Date, and the cost for each required work or improvements exceeds $100,000, then if such legal requirement is not imposed because of Tenant's specific use of the Premises and is not "triggered" by Tenant's Alterations or Tenant's application for a building permit or any other governmental approval (collectively "Tenant's Actions") in which instance Tenant shall be responsible for 100% of the cost of such improvements, Landlord shall be responsible for paying the cost of such improvement and constructing such improvement, subject to a cash contribution from Tenant of a portion of the cost thereof as provided for and calculated in Paragraph 53B.

                  B. When Landlord makes an improvement pursuant to Paragraph 53A, and as a condition to Landlord's obligation to construct such improvement, Tenant shall make the following contribution in cash to Landlord for the cost thereof prior to the commencement of the work by Landlord. It is agreed that Tenant shall pay to Landlord 100% of the cost of the first $100,000.00 worth of each improvement. After the first $100,000.00, all costs above $100,000.00 shall be divided by 15 and multiplied by the time period remaining in the last five years of the Lease Term from the date work on such improvement commences.

                  For example, if the improvement is not required as a result of Tenant's Actions and if the cost of such improvement was $400,000 and there was one year and six months remaining in the Lease term when the work commenced, then Tenant would be responsible for reimbursing Landlord in cash $130,000.00 computed as follows:

              Total Cost of Work                             $400,000.00
              Tenant Responsible for
              1st $100,000                                   -100,000.00
                                                              ----------
              Total Amount To Be Amortized                   $300,000.00


              $300,000.00/15 = $20,000.00/yr. x 1.5 yrs =    $ 30,000.00

              Tenant responsible for $100,000 + $30,000.00 = $130,000.00

                  C. If Landlord has made improvements, for which Tenant has reimbursed Landlord for the cost thereof pursuant to Paragraph 53B, and the term of this Lease is subsequently extended pursuant to the exercise by Tenant of an option to renew pursuant to Lease Paragraph 43 or Paragraph 3 above, upon the exercise of any such option by Tenant, Tenant shall pay to Landlord an additional sum equal to the total amount of said improvement less the amount previously paid for by Tenant. Using the example in Paragraph 53B above, Tenant would owe Landlord the additional amount of $270,000.00 ($400,000.00 - $130,000.00 = $270,000.00)."

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

                                                                       Quantum 1

         7. PROPERTY INSURANCE: Lease Paragraph 12 ("Property Insurance") is hereby amended to include the following: "Tenant acknowledges that as part of the cost of insurance policies for the Premises, Tenant is responsible for the payment of insurance deductibles on insurance claims as they relate to the Premises subject to the limitations provided in Lease Paragraph 55 ("Property Insurance") which limitations are applicable only during the initial Lease Term and the First Lease Extension Period and the Second Lease Extension Period. Said limitation provided for in Lease Paragraph 55 are null and void at the commencement of the "Third Lease Extended Term".

         8. THIRD OPTION PERIOD - LEASE PROVISION CHANGES: In the event Tenant exercises its Third Option to Extend as provided for in Paragraph 3 above, the following amendments (contained within Paragraphs 9 through 19) are herein made to the Lease to be effective upon the commencement of the third option period ("Third Option Period"), or during any period following the expiration of the Lease Term or expiration of the Lease when Tenant is in possession of the Premises.

         9. LATE CHARGE: Effective as of the first day of the Third Option Period, the Late Charge referenced in Lease Paragraph 4.D ("Late Charge") shall be changed from five percent (5%) to ten percent (10%), and Lease Paragraph 50 ("Limitation on Late Charge") shall be deleted in its entirety and of no further force or effect.

         10. MANAGEMENT FEE: Notwithstanding anything to the contrary in the Lease, effective as of the first day of the Third Option Period, and on the first day of each month thereafter, Tenant shall pay to Landlord, in addition to the Basic Rent and Additional Rent, a fixed monthly management fee ("Management Fee") equal to one percent (1%) of the Basic Rent due for each month during the Lease Term.

         11. HAZARDOUS MATERIALS: Effective as of the first day of the Third Option Period, Lease Paragraph 45 ("Hazardous Materials") shall be deleted in its entirety and replaced with the following:

                  "45. HAZARDOUS MATERIALS: Landlord and Tenant agree as follows with respect to the existence or use of "Hazardous Materials" (as defined herein) on, in, under or about the Premises and real property located beneath said Premises, which includes the entire parcel of land on which the Premises are located as shown in Green on Exhibit A to the Lease (hereinafter collectively referred to as the "Property"):

                  A. As used herein, the term "Hazardous Materials" shall mean any material, waste, chemical, mixture or byproduct which is or hereafter is defined, listed or designated under Environmental Laws (defined below) as a pollutant, or as a contaminant, or as a toxic or hazardous substance, waste or material, or any other unwholesome, hazardous, toxic, biohazardous, or radioactive material, waste, chemical, mixture or byproduct, or which is listed, regulated or restricted by any Environmental Law (including, without limitation, petroleum hydrocarbons or any distillates or derivatives or fractions thereof, polychlorinated biphenyls, or asbestos). As used herein, the term "Environmental Laws" shall mean any applicable Federal, State of California or local government law (including common law), statute, regulation, rule, ordinance, permit, license, order, requirement, agreement, or approval, or any determination, judgment, directive, or order of any executive or judicial authority at any level of Federal, State of California or local government (whether now existing or subsequently adopted or promulgated) relating to pollution or the protection of the environment, ecology, natural resources, or public health and safety.

                  B. Tenant shall notify Landlord prior to the occurrence of any Tenant's Hazardous Materials Activities (defined below). Landlord acknowledges that Tenant shall use, in compliance with applicable Environmental Laws, customary household and office supplies (Tenant shall first provide Landlord with a list of said materials use), such as mild cleaners, lubricants and copier toner. Any and all of Tenant's Hazardous Materials Activities shall be conducted in conformity with this Paragraph

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

                                                                       Quantum 1

45, Paragraph 14 of this Lease, and in compliance with all Environmental Laws and regulations. As used herein, the term "Tenant's Hazardous Materials Activities" shall mean any and all use, handling, generation, storage, disposal, treatment, transportation, release, discharge, or emission of any Hazardous Materials on, in, beneath, to, from, at or about the Property, in connection with Tenant's use of the Property, or by Tenant or by any of Tenant's agents, employees, contractors, vendors, invitees, visitors or its future subtenants or assignees or other third parties (including "dumping" by others) (or which Hazardous Materials originate on the surface of the Premises any time on or after the Commencement Date of this Lease, but excluding Hazardous Materials on the Premises prior to the Lease Commencement Date because of the storage, use, disposal, or transportation of such materials or waste by any of Landlord's contractors or otherwise arising out of construction work performed by or under the direction of Landlord on the Premises and Landlord shall be responsible for all required actions with respect to such materials or wastes). Tenant agrees to provide Landlord with prompt written notice of any spill or release of Hazardous Materials at the Property during the term of the Lease of which Tenant becomes aware, and further agrees to provide Landlord with prompt written notice of any violation of Environmental Laws in connection with Tenant's Hazardous Materials Activities of which Tenant becomes aware. If Tenant's Hazardous Materials
Activities involve Hazardous Materials other than normal use of customary household and office supplies, Tenant also agrees at Tenant's expense: (i) to install such Hazardous Materials monitoring, storage and containment devices as may be required by Environmental Laws, regulations and/or governing agencies;
(ii) to provide Landlord with a written inventory of such Hazardous Materials, including an update of same each year upon the anniversary date of the Commencement Date of the Lease ("Anniversary Date"); and (iii) on each Anniversary Date to provide to Landlord copies of all documentation and records, required by applicable Environmental Laws to be prepared and submitted to governmental authorities, relating to use at the Property of Hazardous Materials or to Tenant's Hazardous Materials Activities, if any. If upon completion of Landlord's review of said documentation and records, Landlord reasonably questions if Tenant is in compliance with all applicable Environmental Laws with respect to Tenant's Hazardous Materials Activities, Tenant agrees within thirty
(30) days following receipt of written notice from Landlord, to retain a qualified environmental consultant, acceptable to Landlord, to evaluate whether Tenant is in compliance with all applicable Environmental Laws with respect to Tenant's Hazardous Materials Activities. Tenant, at its expense, shall submit to Landlord a report from such environmental consultant which discusses the environmental consultant's findings within two (2) months of each Anniversary Date. Tenant, at its expense, shall promptly undertake and complete any and all steps necessary, and in full compliance with applicable Environmental Laws, to fully correct any and all problems or deficiencies identified by the environmental consultant, and promptly provide Landlord with documentation of all such corrections.

                  C. Prior to termination or expiration of the Lease, Tenant, at its expense, shall (i) properly remove from the Property all Hazardous Materials which come to be located at the Property in connection with Tenant's Hazardous Materials Activities, and (ii) fully comply with and complete all facility closure requirements of applicable Environmental Laws regarding Tenant's Hazardous Materials Activities, including but not limited to (x) properly restoring and repairing the Property to the extent damaged by such closure activities, and (y) obtaining from the local Fire Department or other appropriate governmental authority with any legal or regulatory jurisdiction a written concurrence that closure has been completed in compliance with applicable Environmental Laws. Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any such closure activities.

                  D. If Landlord, upon consultation with Tenant, reasonably concludes that the Property has become contaminated as a result of Tenant's Hazardous Materials Activities, Landlord in addition to any other rights it may have under this Lease or under Environmental Laws or other laws, may enter upon the Property and conduct inspection, sampling and analysis, including but not limited to obtaining and analyzing samples of soil and groundwater, for the purpose of determining the nature and extent

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                                     Page 6

                                                                       Quantum 1

         of such contamination except to the extent that such activities may be inconsistent with Tenant's compliance with Environmental Laws. Tenant shall promptly reimburse Landlord for the costs of such an investigation, including but not limited to reasonable attorneys' fees Landlord incurs with respect to such investigation to the extent, and only to the extent, that it that discloses Hazardous Materials contamination for which Tenant is liable under this Lease. Except as may be required of Tenant by applicable Environmental Laws, Tenant shall not perform any sampling, testing, or drilling to identify the presence of any Hazardous Materials at the Property, without Landlord's prior written consent which shall not be unreasonably withheld. Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any sampling, testing or drilling performed pursuant to the preceding sentence.

                  E. Tenant shall indemnify, defend (with legal counsel acceptable to Landlord, whose consent shall not unreasonably be withheld) and hold harmless Landlord, its employees, assigns, successors, successors-in-interest, agents and representatives from and against any and all claims (including but not limited to third party claims from a private party or a government authority), liabilities, obligations, losses, causes of action, demands, governmental proceedings or directives, fines, penalties, expenses, costs (including but not limited to reasonable attorneys', consultants' and other experts' fees and costs), and damages, which arise from or relate to:
         (i) Tenant's Hazardous Materials Activities; (ii) any Hazardous Materials contamination caused by Tenant prior to the Commencement Date of the Lease; or (iii) the breach of any obligation of Tenant under this Paragraph 45 (collectively, "Tenant's Environmental Indemnification"). Tenant's Environmental Indemnification shall include but is not limited to the obligation to promptly and fully reimburse Landlord for losses in or reductions to rental income, and diminution in fair market value of the Property. Tenant's Environmental Indemnification shall further include but is not limited to the obligation to diligently and properly implement to completion, at Tenant's expense, any and all environmental investigation, removal, remediation, monitoring, reporting, closure activities, or other environmental response action as may be required by applicable Environmental Laws, regulations or governing agencies (collectively, "Response Actions"). Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any Response Actions.

                  F. Landlord hereby makes the following representations to Tenant, each of which is made only to the best of Landlord's knowledge as of the date Landlord executes this Lease, without any inquiry or investigation having been made or required by Landlord regarding this subject, nor does Landlord have any obligation to investigate or make inquiry regarding the subject:

                           (1) The soil and ground water on or under the Premises does not contain Hazardous Materials in amounts which violate any laws to the extent that any governmental entity could require either Landlord or Tenant to take any remedial action with respect to such Hazardous Materials.

                           (2) During the time that Landlord has owned the Premises, Landlord has received no notice of (i) any violation, or alleged violation, of any law that has not been corrected to the satisfaction of the appropriate authority, (ii) any pending claims relating to the presence of Hazardous Material on the Premises, or
         (iii) any pending investigation by any governmental agency concerning the Premises relating to Hazardous Materials.

                  G. Landlord and Tenant shall each give written notice to the other as soon as reasonably practicable of (i) any communication received from any governmental authority concerning Hazardous Materials which relates to the Premises, and (ii) any contamination of the Premises by Hazardous Materials which constitutes a violation of any law. Attached as Exhibit "C' to the Lease is a list of Hazardous Materials that Tenant intends to use at the Premises. If during the Lease Term Tenant proposes to use other Hazardous Materials at the Premises, Tenant shall inform Landlord of such use, identifying the Hazardous Materials and the manner of their use, storage and

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                                     Page 7

                                                                       Quantum 1

         disposal, and shall agree (i) to use, store and dispose of such Hazardous Materials strictly in compliance with all laws, regulations and governing agencies and (ii) that the indemnity set forth in Paragraph 45 shall be applicable to Tenant's use of such Hazardous Material.

                  H. Landlord or Tenant may, at any time, cause testing wells to be installed on the Premises, and may cause the ground water to be tested to detect the presence of Hazardous Material by the use of such tests as are then customarily used for such purposes. Testing wells installed by Tenant shall be paid for by Tenant. If tests conducted by Landlord disclose that Tenant has violated any Hazardous Materials laws, or Tenant or parties on the Premises during the Term of this Lease have contaminated the Premises as determined by regulatory agencies pursuant to Hazardous Materials laws, or that Tenant has liability to Landlord pursuant to Paragraph 45A, then Tenant shall pay for 100 percent of the cost of the test and all related expense. Prior to the expiration of the Lease Term, Tenant shall remove any testing wells it has installed at the Premises, and return the Premises to the condition existing prior to the installation of such wells, unless Landlord requests in writing that Tenant leave all or some of the testing wells in which instance the wells requested to be left shall not be removed.

                  I. If any tests performed by Tenant or Landlord prior to the Commencement Date disclose Hazardous Materials at the Premises, Landlord at its expense will promptly take all reasonable action required by law with respect to the existence of such Hazardous Materials at the Premises. The Commencement Date shall not be delayed because of such action by Landlord unless occupation of the Premises is prohibited by law.

                  J. The obligations of Landlord and Tenant under this Paragraph 45 shall survive the expiration or earlier termination of the Term of this Lease. The rights and obligations of Landlord and Tenant with respect to issues relating to Hazardous Materials are exclusively established by this Paragraph 45."

         12. SECURITY DEPOSIT: Effective as of the first day of the Third Option Period, Lease Paragraph 51 ("Security Deposit") shall be deleted in its entirety and replaced with the following:

                  "51. SECURITY DEPOSIT: The following provisions shall modify Lease Paragraph 4F:

                  A. Within thirty (30) days after the expiration or earlier termination of the Lease term and after Tenant has vacated the Premises, Landlord shall return to Tenant the entire Security Deposit except for amounts that Landlord has deducted therefrom that are needed by Landlord to cure defaults of Tenant under the Lease or compensate Landlord for damages for which Tenant is liable pursuant to this Lease. The use or disposition of the Security Deposit shall be subject to the provisions of California Civil Code Section 1950.7.

                  B. During the first thirty (30) days following Tenant's exercise of its Third Option to Extend, and only during said thirty day period, Tenant shall have the one-time option of satisfying its obligation with respect to an amount equal to one-half (1/2) ($210,240.90) of the $420,481.80 Security Deposit required under Lease Paragraph 4F by providing to Landlord, at Tenant's sole cost, a letter of credit which: (i) is drawn upon an institutional lender reasonably acceptable and accessible to Landlord in form and content reasonably satisfactory to Landlord; (ii) is in the amount of one-half (1/2) of the Security Deposit; (iii) is for a term of at least twelve (12) months; (iv) with respect to any letter of credit in effect within the six month period immediately prior to the expiration of the Lease term, shall provide that the term of such letter of credit shall extend at least forty five (45) days past the Lease expiration date (including any extensions thereof); and (v) may be drawn upon by Landlord upon submission of a declaration of Landlord that Tenant is in default (as defined in Paragraph 19 and as modified by Paragraph 60). Landlord shall not be obligated to furnish proof of default to such institutional lender, and Landlord shall only be required to give the

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                                                                       Quantum 1

         institutional lender written notification that Tenant is in default and upon receiving such written notification from Landlord the institutional lender shall be obligated to immediately deliver cash to Landlord equal to the amount Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default up to 1/2 of the total Security Deposit required under Lease Paragraph 4F. Said letter of credit shall provide that if the letter of credit is not renewed, replaced or extended within twenty (20) days prior to its expiration date the issuer of the credit shall automatically issue a cashiers check payable to Landlord in the amount of the letter of credit after the date which is twenty (20) days before the expiration date, and no later than the expiration date, without Landlord being required to make demand upon the letter of credit. If Tenant provides Landlord with a letter of credit, within thirty (30) days of the execution of this Lease, meeting the foregoing requirements, one-half (1/2) of the cash Security Deposit (i.e., $210,240.90 of the $420,481.80 Security Deposit) shall be returned to Tenant by Landlord inasmuch as the cash deposit remaining and the Letter of Credit equal the total Security Deposit required in Lease Paragraph 4F. If Tenant defaults with respect to any provisions of this Lease, including but not limited to provisions relating to the payment of Rent, Landlord may (but shall not be required to) draw down on the letter of credit for payment of any sum which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default. Landlord and Tenant acknowledge that such letter of credit will be treated as if it were a cash security deposit, and such letter of credit may be drawn down upon by Landlord upon demand and presentation of evidence of the identity of Landlord to the issuer, in the event that Tenant defaults with respect to any provision of this Lease and such default is not cured within any applicable cure period. Notwithstanding anything to the contrary in this Lease, Landlord shall not be obligated to furnish proof of default to such institutional lender and Landlord is only required to give the institutional lender written notification that Tenant is in default and upon receiving such written notification from Landlord the institutional lender shall be obligated to immediately deliver cash to Landlord equal to the amount Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default up to 1/2 of the total Security Deposit. Landlord acknowledges that it is not entitled to draw down such letter of credit unless Landlord would have been entitled to draw upon the cash security deposit pursuant to the terms of Paragraph 4F of the Lease. Concurrently with the delivery of the required information to the issuer, Landlord shall deliver to Tenant written evidence of the default upon which the draw down was based, together with evidence that Landlord has provided to Tenant the written notice of such default which was required under the applicable provision of the Lease, and evidence of the failure of Tenant to cure such default within the applicable grace period following receipt of such notice of default. Any proceeds received by Landlord by drawing upon the letter of credit shall be applied in accordance with the provisions governing the Security Deposit imposed by Lease Paragraph 4F and this Paragraph 51. If Landlord draws upon the letter of credit, thereafter Tenant shall once again have the right to post a letter of credit in place of one-half (1/2) of a cash Security Deposit so long as Tenant is not then in default. In any event Tenant will be obligated to replenish the amount drawn to restore the Security Deposit to its original amount as provided for in Paragraph 4F. If any portion of the letter of credit is used or applied pursuant hereto, Tenant shall, within ten (10) days after receipt of a written demand therefor from Landlord, restore and replace the value of such security by either (i) depositing cash with Landlord in the amount equal to the sum drawn down under the letter of credit, or (ii) increasing the letter of credit to its value immediately prior to such application. Tenant's failure to replace the value of the security as provided in the preceding sentence shall be a material breach of its obligation under this Lease."

         13. REAL ESTATE TAXES: Effective as of the first day of the Third Option Period, Lease Paragraph 54 ("Real Estate Taxes") shall be deleted in its entirety and replaced with the following:

                  "54. REAL PROPERTY TAXES: Paragraph 9 is modified by the following:

                  A. The term "Real Property Taxes" shall not include charges, levies or fees

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                                     Page 9

                                                                       Quantum 1

         directly related to the use, storage, disposal or release of Hazardous Materials on the Premises unless directly related to Tenant's Activities at this site or on other sites leased and/or owned by Tenant; however, Tenant shall be responsible for general or special tax and/or assessments (related to Hazardous Materials and/or toxic waste) imposed on the Property provided said special tax and/or assessment is not imposed due to on-site originated contamination on the Property (by third parties not related to Tenant) prior to the Lease Commencement
         Date. Subject to the terms and conditions stated herein, Tenant shall be responsible for paying one hundred percent (100%) of said taxes and/or assessments allocated to the Property.

                  B. If any assessments for public improvements are levied against the Premises, Landlord may elect either to pay the assessment in full or to allow the assessment to go to bond. If Landlord pays the assessment in full, Tenant shall pay to Landlord or any assignee or purchaser of the Premises each time payment of Real Property Taxes is made a sum equal to that which would have been payable (as both principal and interest) had Landlord allowed the assessment to go to bond.

                  C. Tenant at its cost shall have the right, at any time, to seek a reduction in the assessed valuation of the Premises or to contest any Real Property Taxes that are to be paid by Tenant. If Tenant seeks a reduction or contests such Real Property Taxes, the failure on Tenant's part to pay such Real Property Taxes being so contested shall not constitute a default so long as Tenant complies with the provisions of this Paragraph. Landlord shall not be required to join in any proceeding or contest brought by Tenant unless the provisions of any law require that the proceeding or contest be brought by or in the name of Landlord. In that case Landlord shall join in the proceedings or contest or permit it to be brought in Landlord's name as long as Landlord is not required to bear any cost. Tenant, on final determination of the proceeding or contest, shall immediately pay or discharge its share of any Real Property Taxes determined by any decision or judgment rendered, together with all costs, charges, interest, and penalties incidental to the decision or judgment. If Tenant does not pay the Real Property Taxes when due pursuant to the Lease and Tenant seeks a reduction or contests them as provided in this paragraph, before the commencement of the proceeding or contest Tenant shall furnish to Landlord a surety bond in form reasonably satisfactory to Landlord issued by an insurance company qualified to do business in California. The amount of the bond shall equal 125% of the total amount of Real Property Taxes in dispute and any such bond shall be assignable to any lender or purchaser of the Premises. The bond shall hold Landlord and the Premises harmless from any damage arising out of the proceeding or contest and shall insure the payment of any judgment that may be rendered."

         14. PROPERTY INSURANCE: Effective as of the first day of the Third Option Period, section B of Lease Paragraph 55 ("Property Insurance") shall be deleted in its entirety and be of no further force or effect.

         15. ASSIGNMENT AND SUBLETTING: Effective as of the first day of the Third Option Period, Lease Paragraph 56 ("Assignment and Subletting") shall be deleted in its entirety and replaced with the following:

                  "56. ASSIGNMENT AND SUBLETTING' The following modifications are made to Paragraph 16:

                  A. In the event that Tenant seeks to make any assignment or sublease, then Landlord, by giving Tenant written notice of its election within fifteen (15) days after Tenant's notice of intent to assign or sublease has been given to Landlord, shall have the right to elect (i) to withhold its consent to such assignment or sublease, as permitted pursuant to Paragraph 16, or (ii) to permit Tenant to so assign the Lease or sublease such part of the Premises, in which event Tenant may do so, but without being released of its liability for the performance of all of its obligations under the Lease, and the following shall apply (except the following shall not apply to a "Permitted Transfer" described in Paragraph 57):

                                                                          JA
                                                                 Initial: ALK
                                                                          ---

                                                                       Quantum 1

                           (1) If Tenant assigns its interest in this Lease, then in addition to the rental provided for in this Lease, Tenant shall pay to Landlord fifty percent (50%) of all Rent and other consideration received by Tenant over and above (i) the assignee's agreement to assume the obligations of Tenant under this Lease and (ii) all
         "Permitted Transfer Costs" (as defined herein) related to such assignment. As used herein, the term "Permitted Transfer Costs" shall mean all reasonable leasing commissions paid to third parties not affiliated with Tenant in order to obtain the assignment or sublease in question.

                           (2) If Tenant sublets all or part of the Premises, then Tenant shall pay to Landlord in addition to the Rent provided for in this Lease fifty percent (50%) of the positive difference, if any, between (i) all rent and other consideration paid or provided to Tenant by the subtenant, less (ii) all Rent paid by Tenant to Landlord pursuant to this Lease which is allocable to the area so sublet and all Permitted Transfer Costs related to such sublease. After Tenant has recovered all Permitted Transfer Costs Tenant shall pay to Landlord the amount specified in the preceding sentence on the same basis, whether periodic or in lump sum, that such rent and other consideration is paid to Tenant by its subtenant, within seven (7) days after it is received by Tenant.

                          (3) Tenant's obligations under this subparagraph shall survive any assignment or sublease. At the time Tenant makes any payment to Landlord required by this subparagraph, Tenant shall deliver an itemized statement of the method by which the amount to which Landlord is entitled was calculated, certified by Tenant as true and correct. Landlord shall have the right to inspect Tenant's books and records relating to the payments due pursuant to this subparagraph. Upon request therefor, Tenant shall deliver to Landlord copies of all bills, invoices or other documents upon which its calculations are based.

                           (4) As used herein, the term "consideration" shall mean any consideration of any kind received, or to be received (including, but not limited to, services rendered and/or value received) by Tenant as a result of the assignment or sublease, if such sums are paid or provided to Tenant for Tenant's interest in this Lease or in the Premises.

                           (5) This Paragraph 56.A does not apply to a "Permitted Transfer", as provided in Paragraph 57 hereof. The parties agree that if any of the following transactions occur and do not qualify as "Permitted Transfers", Tenant must obtain Landlord's consent to such transaction and if Landlord consents to any of the following transactions which do not otherwise qualify as "Permitted Transfers", then the provisions of this Paragraph 56.A shall not apply to the following transactions: (i) a merger, consolidation or other reorganization in which Tenant is not the surviving corporation so long as 95% of all assets and liabilities of Tenant are permanently transferred to such assignee; and (ii) an assignment of this Lease to a corporation which purchases or otherwise acquires 95% or more of the assets of Tenant so long as 95% of all assets and liabilities of Tenant are permanently transferred to such assignee and Tenant remains liable and responsible under the Lease to the extent Tenant continues in existence following such transaction."

         16. PERMITTED ASSIGNMENTS AND SUBLEASES: Effective as of the first day of the Third Option Period, Lease Paragraph 57 ("Permitted Assignments and Subleases") shall be deleted in its entirety and replaced with the following:

                  "57. PERMITTED ASSIGNMENTS AND SUBLEASES: Notwithstanding anything contained in Paragraph 16, so long as Tenant otherwise complies with the provisions of Paragraph 16 and the Permitted Transfer does not release Tenant from its obligations hereunder, Tenant may enter into any of the following transfers (a "Permitted Transfer") without Landlord's prior written consent, and the provisions of Paragraph 56A shall not apply to any such Permitted Transfer:

                  A. Tenant may sublease all or part of the Premises or assign its interest in this Lease to any corporation which controls, is controlled by, or is under common control

                                                                          JA
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                                                                          ---

                                                                       Quantum 1

         with  Tenant  by means of an  ownership  interest  of more  than  fifty
         percent (50%)   providing Tenant remains liable for the payment of Rent
         and full performance of the Lease;

                  B.  Tenant  may  assign  its   interest  in  the  Lease  to  a
         corporation which results from a merger, consolidation or other reorganization in which Tenant is not the surviving corporation so long as (i) 95% of all assets and liabilities of Tenant are permanently transferred to such assignee, and (ii) immediately prior to the merger, consolidation or other reorganization, the corporation into which Tenant is to be merged has a net worth equal to or greater than the net worth of Tenant at the time of Lease execution or at the time of such assignment, merger, consolidation or reorganization (whichever is greater), or if it does not, Landlord is provided a guaranty of the Lease (in a form reasonably acceptable to Landlord) from a corporation
         (a) that is the parent of, or is otherwise affiliated with, the corporation into which Tenant is to be merged, and (b) which has a current net worth equal to or greater than the net worth of Tenant at the time of Lease execution or at the time of such assignment, merger, consolidation or reorganization (whichever is greater). In the event there is not a permanent transfer of 95% or more of the assets and liabilities from Tenant to a third party, and Tenant continues to exist as a separate entity, both companies shall be jointly and severally liable for the full terms and conditions of the Lease;

                  C. Tenant may assign this Lease to a corporation which purchases or otherwise acquires 95% or more of the assets of Tenant so long as 95% of all assets and liabilities of Tenant are permanently transferred to such assignee (in the event there is not a permanent transfer of 95% or more of the assets and liabilities from Tenant to a third party and Tenant continues to exist as a separate entity, both companies shall be jointly and severally liable for the full terms and conditions of the Lease), and provided that immediately prior to such assignment said corporation, has a net worth equal to or greater than the net worth of Tenant (a) at the time of Lease execution or (b) at the time of such assignment (whichever is greater), or if it does not, Landlord is provided a guaranty of the Lease (in a form reasonably acceptable to Landlord) from a corporation (a) that is the parent of, or is otherwise affiliated with, said corporation and (b) which has a current net worth equal to or greater than the net worth of Tenant at the time of Lease execution or at the time of such assignment, (whichever is greater)."

         17. DESTRUCTION: Effective as of the first day of the Third Option Period, Lease Paragraph 62 ("Destruction") shall be deleted in its entirety and replaced with the following:

                  "62. DESTRUCTION: Paragraph 21 is modified by the following:

                  A. Notwithstanding anything to the contrary within Paragraph 21, Landlord may terminate this Lease in the event of an uninsured event or if insurance proceeds, net of the deductible, are insufficient to cover one hundred percent of the rebuilding costs; provided, however, Tenant shall have the right to elect, in its discretion, to contribute such excess funds to permit Landlord to repair the Premises.

                  B. Except as provided in Paragraph 62C, Landlord may not terminate the Lease if the Premises are damaged by a peril whereby the cost to replace and/or repair is one hundred percent (100%) covered by the insurance carried by Landlord pursuant to Paragraph 12, but instead shall restore the Premises in the manner described by Paragraph 21.

                  C. If the Premises are damaged by a peril covered by the insurance carried by Landlord pursuant to Paragraph 12, Landlord shall have the option to terminate the Lease if each of the following conditions is satisfied: (i) the cost to repair or the damage exceeds thirty-three percent (33%) of the then replacement cost of the Premises; and (ii) the damage occurs at a time when there is less than five (5) years remaining in the term of the Lease.

                  D. If Landlord fails to obtain insurance as required pursuant to Paragraph 12,

                                                                          JA
                                                                 Initial: ALK
                                                                          ---

                                                                       Quantum 1

         and said insurance would have been available to cover any damage or destruction to the Premises, Landlord shall be required to rebuild, at its cost, net of the deductible which would have been required under said insurance policy (which deductible Tenant is required to pay).

                  E. If the Premises are damaged by any peril, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord's architect or construction consultant as to when the restoration work required of Landlord may be completed. Tenant shall have the option to terminate this Lease in the event any of the following occurs, which option may be exercised only by delivery to Landlord of a written notice of election to terminate within seven (7) days after Tenant receives from Landlord the estimate of the time needed to complete such restoration:

                           (1) The Premises are damaged by any peril (not caused by or resulting from an action of Tenant or Tenant's agents, employees, contractors or invitees) and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Leased Premises cannot be substantially completed within 180 days after the date of such damage (subject to force majeure conditions); or

                           (2) The Premises are damaged by any peril (not caused by or resulting from an action of Tenant or Tenant's agents, employees, contractors or invitees) within twelve (12) months of the last day of the Lease term, and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Leased Premises cannot be substantially completed within sixty (60) days after the date of such damage and Tenant has not exercised its Option to Extend said Term (or Extended Term as the case may be)."

         18. LIABILITY INSURANCE: Effective as of the first day of the Third Option Period, the first sentence of Lease Paragraph 10 ("Liability Insurance") shall be deleted and replaced with the following: "Tenant, at Tenant's expense, agrees to keep in force during the Term of this Lease a policy of commercial general liability insurance with combined single limit coverage of not less than Two Million Dollars ($2,000,000) per occurrence for bodily injury and property damage occurring in, on or about the Premises, including parking and landscaped areas."

         19. LIMITATION OF LIABILITY: Effective as of the first day of the Third Option Period, Lease Paragraph 36 ("Limitation of Liability") shall be deleted in its entirety and replaced with the following:

                  "36. LIMITATION OF LIABILITY: In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

         (i) the sole and exclusive remedy shall be against Landlord's interest in the Premises leased herein;
         (ii) no partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);
         (iii) no service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);
         (iv) no partner of Landlord shall be required to answer or otherwise plead to any service of process;
         (v) no judgment will be taken against any partner of Landlord;
         (vi) any judgment taken against any partner of Landlord may be vacated and set aside at any time without hearing;
         (vii) no writ of execution will ever be levied against the assets of any partner of Landlord;
         (viii) these covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

                  Tenant agrees that each of the foregoing covenants and agreements shall be

                                     Page 13
                                                                          JA
                                                                 Initial: ALK
                                                                          ---

                                                                       Quantum 1

         applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law."


        EXCEPT AS MODIFIED HEREIN, all other terms, covenants, and conditions of said October 31, 1989 Lease Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 3 to Lease as of the day and year last written below.


LANDLORD:                                   TENANT:

JOHN ARRILLAGA SURVIVOR'S                   QUANTUM CORPORATION
TRUST                                       a Delaware corporation


By /s/ John Arrillaga,                      By  /s/ Andrew Kryder
   -------------------                        -------------------
John Arrillaga, Trustee
                                            Andrew Kryder
                                            -----------------
Date:  6/30/97                              Print or Type Name
      ---------
RICHARD T. PEERY SEPARATE                   Title: FINANCE AND CORP GENERAL
PROPERTY TRUST                                     COUNSEL
                                                   ------------------------
                                            Date:  6/25/97
                                                   --------
By /s/ Richard T. Peery
  -----------------------
Richard T. Peery, Trustee

Date: 6/26/97
     ---------
                                                                          JA
                                                                 Initial: ALK
                                                                          ---

                                                                         Lease 6
                                                                      Building 6

QUANTUM CORPORATION
500 McCarthy Blvd.
Milpitas, CA 95035

Attention: Norm Claus

RE: CONSTRUCTION AGREEMENT RELATED TO LEASE AGREEMENT DATED APRIL 16, 1997, BY AND BETWEEN THE JOHN ARRILLAGA SURVIVOR'S TRUST AND THE RICHARD T. PEERY SEPARATE PROPERTY TRUST, AS LANDLORD, AND QUANTUM CORPORATION, A DELAWARE CORPORATION, AS TENANT, FOR ALL OF THAT CERTAIN 182,355+/- SQUARE FOOT BUILDING TO BE CONSTRUCTED BY LANDLORD FOR TENANT, LOCATED ON SUMAC DRIVE, IN MILPITAS, CALIFORNIA.

Gentlemen:

         This letter will confirm our agreement relative to the shell of the building and interior improvements related thereto to be constructed by Landlord on the property leased under the lease referenced above, hereinafter referred to as the "Lease", and shall be considered a part of the Lease.

         1. DEFINITIONS: As used in this construction letter, the following terms shall have the following meanings, and terms which are not defined below, but which are defined in the Lease which are used in this construction letter, shall have the meanings ascribed to them by the Lease:

                  A. Design Criteria: The term "Design Criteria" shall mean those plans and specifications for the Improvements to be constructed by Landlord and/or Tenant (as the case may be) as hereinafter set forth and (i) the building elevations to be depicted on Exhibit "A" to the Lease and (ii) the building shell design criteria described on Exhibit "A" to the Lease, and shall include the other plans for the Improvements when completed by the parties as provided for in this Agreement.

                  B. Shell Improvements: The term "Shell Improvements" shall mean the following which are to be constructed by Landlord in accordance with the Design Criteria: (i) the shell of a two story industrial building containing approximately +/- 182,355 square feet, consisting of foundation, first and second story floor slab and second story floor deck, load bearing walls, roof system, roof membrane, standard width interior stairways, exterior doors and exterior door hardware; and (ii) all paving and parking areas, striping, sidewalks, parking curbs, gutters, irrigation system, landscaping, storm sewer, and main utility service conduits (excluding electrical panel which is part of Interior Improvements) from the street to the building perimeter, transformer pad, the main plumbing line into the building, water and sewer connection fees including cost to hook up to Milpitas sewer system, but excluding roof screens, building connectors, parking lot lighting, and utility pads including exterior walls and all other construction elements of any such utility pads and electrical panels.

                  C. Interior Improvements: The term "Interior Improvements" shall mean all improvements to be constructed by Landlord and paid for by the parties as hereinafter set forth, within the building shell and/or not included in the Shell Improvements set forth in Paragraph lB above e.g., by way of example interior improvements shall include and not be limited to the fire sprinkler system, elevators (if any), loading docks (if any), roof screens, building connectors,

                                                                           JA
                                                                 Initial:  ALK
                                                                         -------
drop ceilings, interior plumbing, heating and air conditioning system, electrical system, parking lot lighting, carpeting, vinyl floor covering, painting, interior walls and movable floor to ceiling partitioning, utility pads (including all construction elements of subject utility pads, including but not limited to, the exterior walls), normal contractor's fees, architect's fees, engineer's fees and any City or governmental fees for connection to utilities.

                  D. Improvements: The term "Improvements" shall mean the Shell Improvements and the Interior Improvements.

                  E. Performance Schedule: The term "Performance Schedule" shall mean the estimated times for commencement and performance of construction obligations contained in Paragraph 2 of this Agreement.

                  F. Architect: The term "Architect" shall mean (i) Hoover Associates and/or Peery/Arrillaga or such other licensed architect as is approved by Landlord with respect to the Shell Improvements, and (ii) such licensed architect as is approved by Landlord and Tenant with respect to the Interior Improvements.

                  G. Prime Contractor(s): The term "Prime Contractor" shall mean
(i) Vance M. Brown & Sons, Inc., or such other contractor selected by Landlord for the construction of the Shell Improvements and (ii) such licensed general contractor as is approved by Landlord and Tenant with respect to the Interior Improvements.

                  H. Substantial Completion: The term "Substantial Completion" (and "Substantially Completed") shall mean the date when all of the following have occurred with respect to the Improvements in question: (i) the construction of the Improvements in question has been substantially completed in accordance with the approved plans therefor except for punch list items which do not prevent Tenant from reasonably using the Premises to conduct Tenant's business;
(ii) Landlord has executed a certificate or statement representing that such Improvements that Landlord is responsible for completing have been substantially completed in accordance with the plans and specifications therefor except for punch list items which do not prevent Tenant from reasonably using the Premises to conduct Tenant's business and incomplete items related to delays caused directly and/or indirectly by Tenant; and (iii) if applicable, the Building Department of the City of Milpitas has completed its final inspection of such Improvements and has "signed off" the building inspection card approving such work as complete except for punch list items which do not prevent Tenant from reasonably using the Premises to conduct Tenant's business.

                  I. Target Commencement Date: The term "Target Commencement Date" shall mean May 1, 1998, subject to delays caused by (i) by the governing agency(ies) approval and/or (ii) strikes, acts of God, governmental restrictions, or other causes beyond Landlord's control, in which instance the time period for Landlord's completion of the building shall be extended accordingly.

       2. Performance Schedule: Landlord and Tenant desire to cause the Improvements to be Substantially Completed by the Target Commencement Date. The Target Commencement Date is based upon information gathered and estimates made by Landlord, which are reflected in the Construction Schedule. Achieving Substantial Completion of the Improvements by the Target Commencement Date requires that certain objectives be met within certain time periods. Set forth in this paragraph is a schedule of certain critical dates relating to Landlord's and Tenant's respective obligations regarding the construction of the Shell Improvements and the Interior Improvements (the "Performance Schedule") that must be adhered to in order to achieve Substantial Completion of all Improvements by the Target Commencement Date. Landlord and Tenant shall each be obligated to use reasonable efforts to perform their respective obligations within the time periods set forth in the Performance Schedule and elsewhere in this Improvement Agreement. Subject to the provisions of Paragraph 8 hereof, the parties acknowledge that the Performance Schedule is only an estimate of the time needed to complete certain stages of the

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

construction process, and the failure of either party to accomplish any step in the process set forth in the Performance Schedule within the applicable time period shall not constitute a default by either party unless such failure constitutes a breach of the obligation of a party to use reasonable efforts to perform its obligations within the time periods set forth in the Performance Schedule and elsewhere in this construction letter and appropriate notice has been given and any applicable cure period has expired. The Performance Schedule is as follows:

Action                                                             Responsible
Items                     Due Date                                    Party,

A.   Delivery          of     Provided to Tenant by Landlord        Landlord
     Definitive     Shell     on  January  30,  1997  (Shell
     Plans to Tenant          Plans     showing     columns,
                              windows, shear structure,  "K"
                              bases and core area(s)).

B.   Approval          of     Provided to Landlord by Tenant        Tenant
     Definitive     Shell     on March 3, 1997
     Plans by Tenant  and
     Delivery of Tenant's
     Shell Requirements

C.   Delivery   of  Final       April 30, 1997                      Landlord
     Shell    Plans    to
     Tenant

D.   Approval   of  Final       Within  5  days  after  Tenant      Tenant
     Shell    Plans    by       receives  final shell  working
     Tenant                     drawings

E.   Obtain      Building       July 7, 1997                        Landlord
     Permit   for   Shell
     Improvements

F.   Delivery to Landlord       May 23, 1997                        Tenant
     of       Preliminary
     Interior Improvement
     Plans

G.   Approval          of       Within 5 days  after  Landlord      Landlord
     Preliminary Interior       receives  Preliminary Interior
     Improvement Plans by       Improvement Plans
     Landlord

H.   Delivery   of  Final       August 5, 1997                      Tenant
     Interior Improvement
     Plans to Landlord

I.   Approval by Landlord      Within 5 days  after  Landlord       Landlord
     of  Final   Interior      receives Final Interior Plans
     Plans


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


J.    Commencement of          As soon as reasonably possible       Landlord
      Construction of          after receipt of
      Improvements             building permit

K.     Substantial             May 1, 1998                          Landlord
       Completion of
       Improvements

         3.  DEVELOPMENT  OF  PLANS  FOR  IMPROVEMENTS'   Plans  for  the  Shell
Improvements shall be developed in accordance with the following:

                  A. Development of Definitive Shell Plans: Tenant and Landlord have agreed to the basic architectural design and areas to contain landscaping and parking relating to the Premises as shown on Exhibit "A" to the Lease. On or before the due date specified in the Performance Schedule, Landlord shall cause Architect to prepare and deliver to Tenant for its review and approval definitive plans for the Shell Improvements which are the logical and reasonable development of the Design Criteria and Exhibit "A" and show such details as columns, windows, shear structure, "K" bases and core area(s) (the "Definitive Shell Plans"). On or before the due date specified in the Performance Schedule, Tenant shall either approve such plans or notify Landlord in writing or its specific objections to the Definitive Shell Plans. With regard to such approval the parties agree as follows: (i) the Basic Rent and the amount of Landlord's Interior Improvement allowance pursuant to paragraph 6B hereof are based upon the gross leasable area of the building; (ii) the gross leasable area of the building shall be measured from the outside of exterior walls and shall include any atriums, covered entrances or egresses, and covered loading areas; (iii) that part of the gross leasable area of the building occupied by indentations, building overhangs, covered entrances, and covered loading areas shall not consist of more than five percent (5%) of the total gross leasable area; and
(iv) the Definitive Shell Plans shall be modified to conform with the intent and restfictions set forth in phrases (i), (ii) and (iii) above and in this sentence; and (v) Tenant's Shell Requirements (as hereinafter defined) shall not affect the exterior appearance or structural integrity or cost of the Premises, and it is agreed that any increased cost in the Shell Improvements as a result of any of Tenant's Shell or Interior Requirements shall be a cost to be paid for by Tenant. If Tenant reasonably objects to the Definitive Shell Plans, Landlord shall cause Architect to revise the Definitive Shell Plans to address such objections in a manner consistent with the parameters for the Shell Improvements set forth in this construction letter and the Design Criteria and shall resubmit such revised Definitive Shell Plans as soon as reasonably practicable to Tenant for its approval. When such revised Definitive Shell Plans are resubmitted to Tenant, it shall either approve such plans or notify Landlord of any further objections in writing within five (5) business days after receipt thereof. If Tenant has further objections to the revised Definitive Shell Plans, Landlord and Tenant shall immediately cause Architect to meet and confer with Tenant's construction consultant and the Prime Contractor, who together and (by majority vote of Landlord, Tenant, Architect, Tenant's construction consultant, and Prime Contractor) shall apply the standards set forth in this construction letter and the Design Criteria to resolve Tenant's objections and incorporate such resolution into the Definitive Shell Plans, which process Landlord and Tenant shall cause to be completed within five (5) business days after the conclusion of the five (5) business day referred to the immediately preceding sentence, and the decision of the majority of the parties set forth above shall be binding on Tenant and Landlord. Tenant furnished to Landlord on April 18, 1997 schematic plans and specifications for plumbing, electrical, heating and air conditioning that affect the construction of the Shell Improvements as well as other items that were required to be constructed as part of the Shell Improvements without modification being required at a later time ("Tenant's Shell Requirements").

                  B. Development of Final Shell Plans: Landlord shall cause Architect to complete and submit to Tenant for its approval final working drawings for the Shell Improvements by the due date specified in the Performance Schedule which are the logical and

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

reasonable development of the Design Criteria and the Definitive Shell Plans and which incorporate and are consistent with Tenant's reasonable Shell Requirements. Tenant shall approve the final plans for the Shell Improvements or notify Landlord in writing of its specific objections by the due date specified in the Performance Schedule. If Tenant so objects, the parties shall confer and reach agreement upon final working drawings for the Shell Improvements within five (5) business days after Tenant has notified Landlord of its objections. In the event Tenant and Landlord do not resolve all of Tenant's objections within such five (5) business day time period, Landlord and Tenant shall immediately cause Architect to meet and confer with Tenant's construction consultant and the Prime Contractor, who together and (by majority vote of Landlord, Tenant, Architect, Tenant's construction consultant, and Prime Contractor) shall apply the standards set forth in this construction letter to resolve Tenant's objections and incorporate such resolution into the final working drawings for the Shell Improvements, which process Landlord and Tenant shall cause to be completed within five (5) business days after the conclusion of the five (5) business day period referred to in the immediately preceding sentence and the decision of the majority of the parties set forth above shall be binding on Tenant and Landlord. The final working drawings so approved by Landlord and Tenant or by majority vote as set forth above (including all changes made to resolve Tenant's objections approved by the majority of the parties pursuant to the immediately preceding sentence) are referred to herein as the "Final Shell Plans".

                  C. Governmental Approvals: As soon as the Final Shell Plans have been approved by Landlord and Tenant, Landlord shall apply for site development approval and a building permit for the Shell Improvements, and shall diligently prosecute to completion such approval process.

                  D. Commencement of Shell Improvements: As soon as reasonably possible after receipt of a building permit for the Shell Improvements (acts of God and delays beyond Landlord's control excepted), Landlord shall commence construction of the Shell Improvements and shall diligently prosecute such construction to completion, using all reasonable efforts to achieve Substantial Completion of the Shell Improvements by the due date specified in the Performance Schedule.

       4. DEVELOPMENT OF PLANS FOR INTERIOR IMPROVEMENTS: Plans for the Interior Improvements shall be developed in accordance with the following:

                  A. Development of Preliminary Interior Plans: On or before the due date specified in the Performance Schedule, Tenant shall prepare and deliver to Landlord for its review and approval preliminary plans for the Interior
Improvements (the "Preliminary Interior Plans"). On or before the due date specified in the Performance Schedule, Landlord shall either approve such plans in writing or notify Tenant in writing of its specific objections to the Preliminary Interior Plans. If Landlord so objects, Tenant shall revise the
Preliminary Interior Plans to address such objections in a manner consistent with the parameters for the Interior Improvements set forth in this construction letter and shall resubmit such revised Preliminary Interior Plans as soon as reasonably practicable (but in no event later than 10 days) to Landlord for its approval. It is agreed that Tenant's Preliminary Interior Improvement plans shall not affect the exterior appearance or structural integrity or cost of the Shell Improvements, and it is further agreed that Landlord will not object to reasonable structural changes (subject to the provisions of Paragraph 8) as long as Tenant agrees to pay for any additional cost for same and the exterior appearance of the Shell Improvements is not altered. When the revised Preliminary Interior Plans are resubmitted to Landlord, it shall either approve such plans in writing or notify Tenant of any further objections in writing within three (3) business days after receipt thereof. If Landlord has further objections to the revised Preliminary Interior Plans, Landlord and Tenant shall immediately meet and confer and together shall apply the standards set forth in this construction letter to resolve Landlord's objections and incorporate such resolution into the Preliminary Interior Plans, which process Landlord and Tenant shall cause to be completed within three (3) business days after the conclusion of the three (3) business day period referred to

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

in the immediately preceding sentence. In resolving Landlord's objections, the parties agree to act reasonably so as to promptly finalize the Preliminary Interior Plans. Paragraph 8 hereof shall apply to any failure of Tenant to promptly and reasonably work with Landlord in this regard.

                  B. Development of Final Interior Plans: Within 90 days after Tenant's receipt of the Definitive Shell Plans (which date shall be extended by one day for each day in excess of 10 days that Landlord fails to approve the Preliminary Interior Plans), Tenant shall cause Architect to complete and submit to Landlord for its approval final working drawings for the Interior Improvements which are the logical and reasonable development of the Preliminary Interior Plans. Landlord shall approve in writing the final plans for the Interior Improvements or notify Tenant in writing of its specific objections by the due date specified in the Performance Schedule. It is agreed that Tenant's final interior plans shall not affect the exterior appearance or structural integrity or cost of the Shell Improvements, and it is further agreed that Landlord will not object to reasonable structural changes (subject to the provisions of Paragraph 8) as long as Tenant agrees to pay for any additional cost for same and the exterior appearance of the Shell Improvements is not altered. If Landlord so objects, the parties shall confer and use, their best efforts to reach agreement upon final working drawings for the Interior
Improvements and together shall apply the standards set forth in this construction letter to resolve Landlord's objections and incorporate such resolution into the final working drawings for the Shell Improvements, which process Landlord and Tenant shall cause to be completed within six (6) business days after Landlord has notified Tenant of its objections. In resolving Landlord's objections, the parties agree to act reasonably so as to promptly finalize the final interior plans, it being agreed that the provisions of paragraph 8 of this Agreement shall apply to any failure of Tenant to promptly and reasonably finalize the interior plans. The final working drawings so approved by Landlord and Tenant (including all changes made to resolve Landlord's objections approved by Landlord and Tenant pursuant to the above) are referred to herein as the "Final Interior Plans' and shall be considered a part of Exhibit "B" to the Lease.

                  C. Building Permit: As soon as the Final Interior Plans have been approved by Landlord and Tenant, Landlord shall apply for a building permit for the Interior Improvements, and shall diligently prosecute to completion such approval process.

                  D. Commencement of Interior Improvements: On or before the due date specified in the Performance Schedule (acts of God and delays beyond Landlord's control excepted), Landlord shall commence construction of the Interior Improvements and shall diligently prosecute such construction to completion, using all reasonable efforts to achieve Substantial Completion of the Interior Improvements by the date specified in the Performance Schedule.

       5. CONSTRUCTION OF IMPROVEMENTS: The Improvements to be constructed as part of the Premises in connection with the Lease shall be paid for by the parties as hereinafter set forth in Paragraph 6 and constructed in the following manner:

                  A. Construction of Improvements by Landlord: The Shell Improvements and Interior Improvements shall be constructed by Landlord in accordance with the Final Shell Plans and the Final Interior Plans; it being agreed, however, that if the Shell Improvements and/or Interior Improvements, as finally constructed, do not conform exactly to the plans and specifications as set forth in the Final Shell Plans and Final Interior Plans and as provided for in the Lease, and the general appearance, structural integrity, and Tenant's use and occupancy of the Premises and/or the building and the interior improvements relating thereto are not unreasonably affected by such deviation, it is agreed that the Commencement Date of the Lease, and Tenant's obligation to pay rental thereunder, shall not be affected, and Tenant hereby agrees, in such event, to accept the Premises and/or building and interior improvements in their configuration as constructed by Landlord.

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

                  B. Construction Contract for Interior Improvements: The Interior Improvements shall be constructed, in conformance (except as provided above) with the Final Interior Plans approved by Landlord and Tenant. Landlord and Tenant shall participate equally in the negotiations with Prime Contractor to establish the Prime Contractor's fee, or profit, overhead, and the general conditions of a contract with Prime Contractor for the construction of the Interior Improvements. The final Interior Improvements contract with the Prime Contractor shall be subject to the prior approval of both Landlord and Tenant. Tenant agrees not to unreasonably object to and to promptly execute such final contract with the Prime Contractor so long as the Prime Contractor's fees, general conditions, and overhead are reasonable when compared to industry standards for comparable sized jobs. In the event Tenant unreasonably objects to such contract and does not timely execute the same, Tenant agrees to be liable for the delay as set forth in paragraph 8 and the Lease will commence on the scheduled Lease commencement date regardless of whether or not the building is ready for Tenant's occupancy. It is agreed that all subcontractors for the Interior Improvements shall be chosen by a competitive bid process where (i) Tenant shall have the right to approve subcontractors who bid on specific parts of the job, (ii) unless otherwise approved by Tenant, the job shall be awarded to the lowest responsible bidder, (iii) Tenant shall have the right to cause a subcontract to be rebid (one time only without Tenant being liable for delay) if Tenant does not approve the low bid (as provided below). Landlord shall submit the proposed list of sub-contractors who shall be asked to bid for the project to Tenant. Tenant shall have three (3) business days from its receipt of the proposed bid list within which to approve the bid list or to add additional bidders. Failure of Tenant to disapprove any name included on such bid list in writing within such three (3) business day period or to add additional bidders shall be deemed to be approval by Tenant of the bid list as so presented. As soon as the bid of the Prime Contractor (and all subcontractors) is obtained, Landlord shall submit it to Tenant for review and approval. Any Prime Contractor or subcontractor bid not specifically disapproved in writing by Tenant within three (3) business days after Tenant's receipt of the bid shall be deemed to constitute approval thereof by Tenant and any original bid of Prime Contractor or subcontractor disapproved shall be rebid again and Tenant shall not have the right to object to the revised bid as long as the revised bid is not greater than the original bid in which event Tenant shall accept the original bid. Once the bids of the Prime Contractor and subcontractors and the contract terms have been approved as set forth above, Landlord shall enter into a fixed price construction contract for the Interior Improvements. However, if the final bid of the Prime Contractor (including all subcontractors' bids) to construct the Interior Improvements in accordance with the Final Interior Plans would result in Interior Improvement Costs which exceed Landlord's Interior Improvement allowance, then (and only one time) the following shall apply: Tenant shall have ten (10) business days from the day it receives notice of the final bid from Landlord within which to revise the plans for the Interior Improvements and resubmit same to Landlord and Prime Contractor and in the event Tenant fails to revise the plans for the Interior Improvements and submit same to Landlord and Prime Contractor within said ten (10) day period then it is agreed that Tenant has elected to accept the Prime Contractor's and all subcontractors' bids and to pay the entire excess amount pursuant to the provisions of subparagraph 6B, below. (Notwithstanding the foregoing, however, if, after Tenant has revised the plans, the Interior Improvements Costs will still exceed Landlord's Interior Improvement allowance, Tenant shall pay such excess amount as provided in subparagraph 6B below.) Tenant's election to revise the plans for the Interior Improvements (one time only) in the event the bid exceeds the amount of Landlord's Interior Improvement allowance, as set forth above, shall not be deemed to be a delay on Tenant's part which would result in a change of the commencement of Tenant's obligation to pay rent pursuant to paragraph 8 hereof, provided that such revision shall be completed within said ten (10) business day period and the provisions of paragraph 8 hereof shall apply to any subsequent revision. In the event Landlord's Interior Improvement allowance is exceeded for the construction contract for the Interior Improvements, then it is agreed that Landlord and Tenant shall enter into a fixed price contract with Prime Contractor for the Interior Improvements which by its terms provides that each party is obligated to pay only for its respective share of the fixed costs thereof as set forth in Paragraph 6, and as stated in such contract.

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

                  It is expressly acknowledged and agreed by Tenant that the opportunity set forth above, whereby Tenant may revise the plans, is a one time opportunity and, if Tenant so elects to revise the plans, thereafter Tenant shall be subject to the provisions of Paragraph 8 of this Agreement and the bid received by Landlord based on such revised plans shall be considered final, shall be accepted by Tenant and construction shall proceed without any further changes except as permitted by Paragraph 7.

                  C. Inspection on Following Completion: As soon as the Interior Improvements are Substantially Completed (as that term is defined herein), Landlord and Tenant shall conduct a joint walk-through of the Premises, and inspect such Interior Improvements, using their best efforts to discover all incomplete or defective construction. After such inspection has been completed, Landlord shall prepare, and both parties shall sign, a list of all "punch list" items which the parties agree are to be corrected by Landlord (but which shall exclude any damage or defects caused by Tenant, its employees, agents or parties Tenant has contracted with to work on the Premises). It is agreed that the Lease will commence on the Commencement Date regardless of whether or not a "punch list" exists. Landlord shall use reasonable efforts to complete and/or repair such "punch list" items within thirty (30) days after executing such list, it being agreed however, that the existence of any "punch list" items will not result in any delay of the Commencement Date and will not result in any right of rent reduction. Tenant shall have the right to occupy the Premises and the Lease and Tenant's obligation to pay rent shall commence as soon as the Improvements are Substantially Completed, subject to performance by Tenant of its obligations under this subparagraph and the Lease. Tenant's taking possession of any part of the Premises shall be deemed to be an acceptance by Tenant of Landlord's work of improvement, in accordance with the terms of the Lease, except for the "punch list" items noted and latent defects that could not reasonably have been discovered by Tenant during its inspection of the Interior Improvements prior to completion of the list of "punch list" items. With regard to any such latent defects or other defects in construction, Tenant shall promptly give written notice to Landlord when any such defect becomes reasonably apparent specifically describing such defect, and Landlord shall repair such defect as soon thereafter as practical; provided, however, the provisions of the immediately preceding sentence regarding such latent defects, and of this sentence, shall be of no force and effect if Tenant shall fail to give any such written notice to Landlord within ninety (90) days after commencement of the term of the Lease after which time Tenant shall be responsible for all latent and construction defects not specified in said ninety (90) day period regardless if additional defects are discovered at a later date and Landlord shall have no obligation for same. Notwithstanding anything contained herein or in the Lease, Tenant's obligation to pay rent under the Lease shall commence on the Commencement Date as specified in the Lease, regardless of whether Tenant completes such walk-through inspection or has executed and/or completed such list of the "punch list" items, unless the Lease term has previously commenced, and Tenant's obligation to pay rent under the Lease has begun, prior to the date of delivery of possession because of a Tenant delay in the course of construction, as provided in paragraph 8 hereof.

         6. PAYMENT OF CONSTRUCTION COSTS:

                  A. Shell Improvements: Landlord agrees to furnish the Shell Improvements at its cost, including the paving and parking areas, striping, curbs, and gutters as shown on Exhibit "A" of the Lease, the main plumbing line into the building and landscaping and irrigation system for the building. Stubbing of the actual plumbing fixtures will be an Interior Improvement Cost, and not considered a part of the Shell Improvements.

                  B. Landlord's Interior Improvements Allowance: Landlord agrees to furnish Tenant with an Interior Improvement allowance of Twenty-Five Dollars ($25.00) per square foot of gross leasable area within the building to be constructed as part of the Shell Improvements (e.g,, Four Million Five Hundred Fifty Eight Thousand Eight Hundred Seventy Five Dollars ($4,558,875.00) if the gross leasable area of the building is 182,355 square feet). This allowance shall be considered Landlord's total monetary contribution with respect to tthe Interior

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

Improvements, which allowance shall be used for the payment of the direct cost of constructing the Interior Improvements including, but not limited to, the fire sprinkler system, loading docks (if any), roof screens, building connectors, elevators (if any), drop ceilings, interior plumbing, heating and air conditioning system, electrical system, parking lot lighting, carpeting, vinyl floor covering, painting, interior walls and movable floor to ceiling partitioning, utility pads (including all construction elements of subject utility pads including, but not limited to, the exterior walls), normal contractor's fees, architect's fees, engineer's fees, and any City or governmental fees for connection to utilities (the "Interior Improvement Costs"). Notwithstanding the foregoing, the term "Interior Improvement Costs" shall not include any of the following: (i) real property taxes and assessments accruing prior to the Commencement Date; (ii) interest on funds borrowed or imputed interest on funds reserved by Landlord to fund the construction; (iii) any administrative or development fee paid to Landlord or any affiliate.

                  C. Proportionate Allocation of Interior Improvements: Tenant hereby specifically agrees that the Interior Improvements to be constructed in the Premises leased hereunder shall be spread proportionately throughout the building.

                  D. Liability for Interior  Improvement  Costs Above Landlord's
Allowance: It is further agreed that Tenant shall be responsible for and pay one hundred percent (100 %) of the Interior Improvement Costs relating to the Interior Improvements in excess of those that are paid for with Landlord's allowance as set forth in subparagraph 6B above. In addition, Tenant shall be responsible for and pay any additional construction costs and expenses related to the Shell Improvements occasioned by changes or modifications in the Preliminary or Final Shell Plans made by Tenant pursuant to paragraph 7 or that are necessary to accommodate Interior Improvements.

                  E. Manner of Reimbursement by Tenant: If the total Interior Improvement Costs exceeds Landlord's allowance, Tenant shall pay a proportionate share of each progress payment due to the contractor constructing the Interior Improvements, which bears the same relationship to the total amount of the progress payment in question as the amount Tenant is obligated to pay for the Cost of constructing the Interior Improvements. For purposes of illustration only, if the total cost of constructing the Interior Improvements is $5,000,000 then Tenant's share thereof would be $441,125.00 (the excess over Landlord's total allowance of $4,558,875.00 assuming the area of the building is 182,355 square feet), or 8.823% of the total cost. If the first progress payment due the contractor is $500,000 then Tenant's share of such progress payment would be $44,115.00 (or 8.823% of such progress payment). For each succeeding progress payment, Tenant would likewise be obligated for 8.823% thereof, with the exception that Landlord, at its option, may retain a pro rata share of the final ten percent (10%) of the interior contract until 62 days after recordation of a Notice of Completion on the Premises. Tenant shall pay its share of any progress payment to Landlord within ten (10) business days after receipt of a written statement therefor from Landlord, together with reasonable documentation substantiating the amount set forth in such statement. If Tenant fails to pay any such amount when due, then Landlord may (but without the obligation to do so) advance such funds on Tenant's behalf, and Tenant shall be obligated to reimburse Landlord for the amount of the funds so advanced on its behalf and all costs incurred by Landlord in so doing, including interest thereon at a rate equal to the borrowing rate then charged by Landlord's bank, whether or not Landlord has actually borrowed such moneys or merely advanced them from its own funds. Any amounts paid to Landlord by Tenant pursuant to this paragraph shall be held by Landlord only for disbursement to the contractor in payment of any such excess Interior Improvement Costs.

         7. CHANGES, MODIFICATIONS, OR ADDITIONS TO THE PLANS, SPECIFICATIONS AND/OR PREMISES: Once the Final Shell Plans and Final Interior Plans have been finally approved by Landlord and Tenant, then thereafter neither party shall have the right to order extra work or change orders (except for de minimis changes which will not materially or substantially impact or affect Tenant's use of the Premises) with respect to the construction of the Improvements without the prior written consent of the other party, which consent shall not be

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unreasonably withheld or delayed,  provided there is a reasonable basis for such change. Tenant shall not, however, make any such changes without Landlord's prior written approval. All extra work or change orders requested by either Landlord or Tenant shall be made in writing, shall specify the amount of delay or the time saved resulting therefrom, and shall become effective and a part of the approved plans once approved in writing by both parties. If any such change or extra work will result in the cost of the Interior Improvements being in excess of Landlord's allowance, as set forth in subparagraph 6D, above, Tenant shall pay the entire amount of such excess, as provided in subparagraph 6D, above.

         8. TENANT DELAYS: Landlord and Tenant acknowledge that the date on which Tenant's obligation to pay rent under the Lease would otherwise commence may be delayed because of a delay in completion of construction of the Improvements due to (i) Tenant's failure to submit to Landlord plans and specifications for the Improvements by the due date set in the Performance Schedule, (ii) Tenant's failure to give any necessary approval or consent by the dates set forth herein, (iii) any act by Tenant which interferes with or delays construction of the Improvements, including Tenant's entry to install trade fixtures pursuant to paragraph 10 hereof, (iv) any changes, modifications and/or additions in the Improvements requested by Tenant and approved by Landlord, or
(v) special materials or equipment ordered or specified by Tenant that cannot be obtained by Landlord at normal cost within a reasonable period of time because of limited availability. It is the intent of the parties hereto that the commencement of Tenant's obligation to pay rent under the Lease not be delayed by any of such causes or by any other act of Tenant (except as expressly provided herein) and, in the event it is so delayed, Tenant's obligation to pay rent under the Lease shall commence as of the date it would otherwise have commenced absent delay caused by Tenant, provided that within a reasonable period of time after learning of the occurrence of the cause of any such delay, Landlord notifies Tenant in writing of the fact that such delay has occurred and the known or anticipated extent of any such delay.

         9. ACCOUNTING: When the Interior Improvements are Substantially Completed, Landlord shall submit to Tenant a final and detailed written accounting of all Interior Improvement Costs paid by Landlord, which shall be true and correct, to the best of Landlord's knowledge. Tenant shall have the right to audit the books, records and supporting documents of the Landlord or if Landlord directs, of the Prime Contractor to the extent reasonably necessary to determine the accuracy of such accounting, related to the Interior Improvements, during normal business hours, after giving Landlord at least five (5) business days prior notice. Tenant shall bear the cost of such audit. Any such audit shall be conducted, if at all, within sixty (60) days after Landlord delivers such accounting to Tenant.

         10. TENANT'S RIGHT TO INSTALL TRADE FIXTURES: When the construction of the Interior Improvements has proceeded to the point where Tenant's work of installing its fixtures and equipment (including modular furniture systems, telephone systems, cabling, communications systems, security systems, antennas and signs) in the Premises can be commenced in accordance with good construction practices and will not interfere with the completion of the Improvements by Landlord, Landlord shall notify Tenant to that effect and shall permit Tenant, and its authorized representatives and contractors, to have access to the Premises for the purpose of installing Tenant's trade fixtures and equipment; provided, however, that Landlord shall permit Tenant to enter the Premises for the foregoing purposes at least fifteen (15) days prior to the estimated Commencement Date. Landlord and Prime Contractor shall use reasonable efforts to cooperate fully with Tenant and its representatives and contractors in connection with such installation work by Tenant. Any such installation work by Tenant, or its authorized representatives and contractors, shall be undertaken at their sole risk, free from Rent, and upon the following conditions:

                  A.  If  the  entry  into  the  Premises  by  Tenant,   or  its
representatives or contractors, unreasonably interferes with or delays Landlord's construction work notwithstanding Landlord's reasonable efforts to cooperate, after eight (8) hours notice of such fact to Tenant (i) Tenant shall cause the party responsible for such interference or delay to leave the Premises, or

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(ii) Tenant  shall cause to be taken such steps as may be necessary in the Prime
Contractor's reasonable opinion to alleviate such interference or delay. If either (i) or (ii) have not been completed, then Tenant shall be responsible for delay of the job and subject to the provisions of Paragraph 8;

                  B. Any contractor used by Tenant in connection with such entry and installation shall be subject to Landlord's approval, but which may be withheld if such contractor is nonunion and its entry on the Premises would unreasonably interfere with Landlord's work;

                  C. All of the terms of the Lease shall apply to any entry by Tenant pursuant to this paragraph (including provisions of the Lease regarding indemnification and insurance), except that, subject to the provisions of Paragraphs 8 and 10A and B above, Tenant shall not be obligated as a result of such entry to pay any Base Monthly Rent or Additional Rent;

                  D. It is agreed that Landlord shall not be required to fix any defects caused to the Improvements made by Tenant, Tenant's employees, agents or parties Tenant has contracted with or to work on the Premises;

                  E. Subject to the provisions of Paragraph 8, Tenant and its agents and contractors shall be permitted to enter the Premises prior to the Commencement Date for the purpose of installing Tenant's trade fixtures and equipment as listed above. Any entry or installation work by Tenant and its agents in the Premises pursuant to Paragraph 10 shall (i) be undertaken at Tenant's sole risk, (ii) not interfere with or delay Landlord's work in the Premises, and (iii) not be deemed occupancy or possession of the Premises for purposes of the Lease. Tenant shall indemnify, defend, and hold Landlord harmless from any and all loss, damage, liability, expense (including reasonable attorneys fees), claim or demand of whatsoever character direct or consequential, including, but without limiting thereby the generality of the foregoing, injury to or death of persons and damage to or loss of property arising out of the exercise by Tenant of any early entry right granted hereunder.

         11. DELIVERY OF DOCUMENTS: Landlord shall within thirty (30) days after the same is obtained by Landlord, deliver to Tenant any temporary or permanent certificate of occupancy issued by the City of Milpitas with respect to any of the Improvements.

         12. TAX INCREASES DURING CONSTRUCTION PERIOD: In the event prior to the Commencement Date there is an interim or supplemental reassessment of the Premises based upon the added value of the Improvements, then when Tenant accepts occupancy of the Premises Tenant shall pay any interim or supplemental taxes (but no penalties or interest in connection therewith) that have been levied against the Premises and are attributable to the added value of the Improvements during the period prior to Tenant's occupancy of the Premises.
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

       Please execute this agreement in the space provided below, indicating your agreement with the above, and return all copies. A fully executed copy will be returned to you for your records after execution by the Landlord.

AGREED:                                  Respectfully yours,

QUANTUM CORPORATION,                     JOHN ARRILLAGA SURVIVOR TRUST
A Delaware corporation


By /s/ Andrew Kryder                     By /s/ John Arrillaga
  -------------------                      ---------------------
Andrew Kryder, Vice President Finance    John Arrillaga, Trustee
and Corporate General Counsel
                                         Date:  6/30/97
Date: June 25, 1997                           ---------
      -------------
                                         RICHARD T. PEERY SEPARATE
By /s/ Norm Claus                        PROPERTY TRUST
  ------------------
Norm Claus, Vice President Real Estate
and Corporate Services                   By /s/ Richard T. Peery
                                           -----------------------
                                         Richard T. Peery, Trustee
Date: June 25, 1997
      -------------                      Date:  6/29/97
                                              ---------

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